SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO

ADVISOR SHARES

This fund seeks to achieve long-term capital appreciation through direct or indirect investment in equity and debt securities of issuers domiciled or doing business in emerging market countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe. It is designed for investors who seek the aggressive growth potential of emerging world markets and are willing to bear the special risks of investing in those markets.

                                    [Logo]

                           YOUR WINDOW ON THE WORLD

Schroder Emerging Markets Fund Institutional Portfolio (the "Fund"), a series of Schroder Capital Funds (Delaware) (the "Trust"), seeks to achieve its investment objective by investing substantially all of its assets in Schroder Emerging Markets Fund Institutional Portfolio (the "Portfolio"), a separately managed non-diversified series of Schroder Capital Funds ("Schroder Core"), an open-end management investment company. The Portfolio has an identical investment objective and substantially similar investment policies as the Fund. Accordingly, the Fund's investment experience will correspond directly with the Portfolio's investment experience. (See "Other Information -- Fund Structure").

This prospectus sets forth concisely the information you should know before investing and should be retained for future reference. To learn more about the Fund, you may obtain a copy of the Fund's current Statement of Additional Information (the "SAI") which is incorporated by reference into this Prospectus. The SAI dated March 1, 1997, as amended from time to time has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials for reference on their Internet Web Site (http://www.sec.gov) or may be obtained without charge from the Trust by writing to Two Portland Square, Portland, Maine 04101 or by calling 1-800-290-9826. The Fund has not authorized anyone to provide you with information that is different from what is contained in this Prospectus or in other documents to which the this Prospectus refers you.

MUTUAL FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE SYSTEM OR ANY OTHER GOVERNMENT AGENCY AND ALSO ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR ITS AFFILIATES. MUTUAL FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                    PROSPECTUS
                                                                 March 1, 1997

             FUNDS AVAILABLE THROUGH SCHRODER FUND ADVISORS INC.
       Please call for complete information and to obtain a prospectus.
           Please read the prospectus carefully before you invest.

Schroder Capital Funds (Delaware) (1-800-290-9826)   Schroder Series Trust
                                                     (1-800-464-3108)
SCHRODER INTERNATIONAL FUND             SCHRODER EQUITY VALUE FUND
SCHRODER EMERGING MARKETS FUND --       SCHRODER SMALL CAPITALIZATION VALUE FUND
  INSTITUTIONAL PORTFOLIO               SCHRODER HIGH YIELD INCOME FUND
SCHRODER INTERNATIONAL SMALLER
  COMPANIES FUND                        SCHRODER INVESTMENT GRADE INCOME FUND
SCHRODER U.S. SMALLER COMPANIES FUND    SCHRODER SHORT-TERM INVESTMENT FUND
SCHRODER U.S. EQUITY FUND

PROSPECTUS SUMMARY

    This Prospectus offers Advisor Class shares ("Advisor Shares" or "Shares") of the Fund. The Fund is a separately managed, non-diversified series of the Trust, an open-end, management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION CONTAINED IN THIS pROSPECTUS.

    OBJECTIVE. Long-term capital appreciation through direct or indirect investment in equity and debt securities of issuers domiciled or doing business in emerging market countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe. Current income will be incidental to the Fund's objective.

    INVESTMENT ADVISER. The Portfolio's investment adviser is Schroder Capital Management International Inc. ("SCMI"), 787 Seventh Avenue, New York, New York 10019. The Fund (and indirectly its shareholders) bears a pro rata portion of the investment advisory fee the Portfolio pays to SCMI. See "Management of the Fund -- Investment Adviser and Portfolio Manager."

    ADMINISTRATIVE SERVICES. Schroder Fund Advisors Inc. ("Schroder Advisors") serves as administrator and distributor of the Fund, and Forum Administrative Services, Limited Liability Company ("Forum") serves as the Fund's sub-administrator.

    PURCHASES AND REDEMPTIONS OF SHARES. Shares may be purchased or redeemed by mail, by bank-wire and through your broker-dealer or other financial institution. The minimum initial investment is $250,000. There is no minimum for subsequent investments. See "Investment in the Fund -- Purchase of Shares" and " -- Redemption of Shares." Purchases of Fund shares are subject to a purchase charge of 0.50% of the amount invested. Redemptions of Fund shares are subject to a redemption charge of 0.50% of the amount invested. See "Investment in the Fund -- Purchase of Shares" and "Redemption of Shares."

    DIVIDENDS AND OTHER DISTRIBUTIONS. The Fund annually declares and pays as a dividend substantially all of its net investment income and at least annually distributes any net realized long-term capital gain. Dividends and long-term capital gain distributions are reinvested automatically in additional Advisor Shares of the Fund at net asset value unless you elect in your Account Application, or otherwise in writing, to receive dividends and other distributions in cash. See "Dividends, Distributions and Taxes."

    RISK CONSIDERATIONS. Alone, the Fund is not a balanced investment plan. It is intended for investors who seek the aggressive growth potential of emerging world markets and are willing to bear their special investment risks, including but not limited to tightening of exchange controls and expropriation, nationalization or confiscation of assets by local governments. The Fund is not intended for investors whose objective is assured income or preservation of capital: investments in the securities of foreign issuers, particularly in countries with smaller, emerging capital markets, involve risks in addition to risks associated with investments in the securities of U.S. issuers. Of course, as with any mutual fund, there is no assurance that the Fund or Portfolio will achieve its investment objective. The Fund's net asset value ("NAV") will vary because the market value of the Portfolio's investments will change with changes in the value of the securities in which the Portfolio invests and with changes in market conditions, interest rates, currency rates, or political or economic situations. When you sell your shares, they may be worth more or less than what you paid for them. For further information, see "Risk Considerations".

EXPENSES OF INVESTING IN THE FUND

FEE TABLE

    The table below is intended to assist you in understanding the expenses that an investor in Advisor Shares of the Fund would incur. The Annual Fund Operating Expenses reflect projected fees, expenses and waivers for the current fiscal year.


    Shareholder Transaction Expenses
      Maximum Sales Load Imposed on Purchase..................................  None
      Maximum Sales Load Imposed on Reinvested Dividends......................  None
      Deferred Sales Load.....................................................  None
      Purchase Charge (based on amount invested)(1)...........................  0.50%
      Redemption Charge (based on net asset value of shares redeemed)(1)......  0.50%
    Annual Fund Operating Expenses (as a percentage of average net assets)(2)
      Management Fees (after waivers)(3)(4)...................................  0.95%
      12b-1 Fees..............................................................  None
      Other Expenses..........................................................  0.75%
      Total Fund Operating Expenses(4)........................................  1.70%


(1) The Purchase Charge and the Redemption Charge are paid to the Fund and are imposed on all purchases and redemptions of Shares except for Shares purchased through the reinvestment of dividends or distributions. See "Investment in the Fund -- Purchase of Shares" and " -- Redemption of Shares."
(2) The Fund's expenses include the Fund's pro rata portion of all operating expenses of the Portfolio.
(3) Management Fees reflect the fees paid by the Portfolio and the Fund for investment advisory and administrative services.
(4) SCMI and Schroder Advisors have voluntarily undertaken to waive a portion of their fees and assume certain expenses of the Fund during the current fiscal year in order to limit the Total Fund Operating Expenses to 1.70% of the Fund's average daily net assets. This undertaking cannot be withdrawn except by a majority vote of the Trust's Board of Trustees. See "Management of the Fund -- Expenses." Without waivers, Management Fees and Total Fund Operating Expenses would have been 1.10% and 1.85%, respectively.

EXAMPLE

    The table below indicates how much you would pay in total expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return; (2) reinvestment of all dividends and other distributions; and (3) imposition of the purchase and redemption charge. The example is based on the expenses listed above. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS; ACTUAL EXPENSES OR RETURNS MAY VARY FROM THOSE SHOWN. The 5% annual return is not a prediction of the Fund's return, but is the percentage required by the SEC for use in this example.


                                                                 Years
                                               ------------------------------------------

                                                   1          3          5         10
                                               ---------  ---------  ---------  ---------
Assuming no redemption.......................  $      22  $      59  $      97  $     206
Assuming full redemption at the end of the
  period.....................................  $      27  $      64  $     102  $     211


FINANCIAL HIGHLIGHTS

    The financial highlights are presented below to assist you in evaluating per share performance of the Fund. Information presented is for Investor shares as Advisor Shares were not issued for the periods shown. This information has been audited by Coopers & Lybrand L.L.P., independent accountants to the Fund. The Fund's financial statements for the year ended October 31, 1996, and the related independent accountants' report are contained in the Fund's Annual Report to Shareholders and are incorporated by reference into the SAI. Further information about the performance of the Fund is contained in the Annual Report, which may be obtained without charge by writing the Fund at Two Portland Square, Portland, Maine 04101 or by calling 1-800-290-9826.

                                                                                   March 31,
                                                               For the Year         1995(a)
                                                                   Ended            Through
                                                                October 31,       October 31,
                                                                  1996(b)            1995
                                                             -----------------  ---------------
Net Asset Value, beginning of period                                $10.63            $10.00
                                                                   -------           -------
Investment Operations:
    Net Investment Income                                             0.02(c)           0.02
    Net Realized Gain                                                 0.43(d)           0.61
                                                                   -------           -------
Total From Investment Operations                                      0.45              0.63
                                                                   -------           -------
  Distributions from Net Investment Income                           (0.02)             --
                                                                   -------           -------
Net Asset Value, End of Period                                      $11.06            $10.63
                                                                   -------           -------
                                                                   -------           -------
Total Return(e)                                                      4.22%             6.30%
Ratios/Supplementary Data:
    Net Assets, End of Period (Thousands)                         $167,570           $18,423
    Ratio of Expenses to Average Net Assets after waivers            1.60%(c)          1.58%(f)
    Ratio of Net Investment Income to Average Net Assets
        after waivers                                                0.36%(c)          0.46%(f)
    Ratio of Expenses to Average Net Assets before waivers           1.71%(c)          2.45%(f)
    Ratio of Net Investment Income (Loss) to Average Net
        Assets before waivers                                        0.25%(c)        (0.41)%(f)
    Portfolio Turnover Rate(g)                                     102.70%            44.10%
    Average Brokerage Commissions(h)                               $0.0008              N.A.


---------
(a) Commencement of operations.
(b) On May 17, 1996, the Fund began offering two classes of shares, Investor Shares and Advisor Shares, and all then outstanding shares of the Fund were converted to Investor Shares.
(c) Includes the Fund's proportionate share of income and expenses of the Portfolio.
(d) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period ended due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(e) Total return calculation does not include the purchase or redemption fee of 0.50%, respectively.
(f) Annualized.
(g) Portfolio turnover rate represents the rate of portfolio activity. The rate for year ended October 31, 1996, represents the portfolio turnover rate of the Portfolio.
(h) Amount represents the average commission per share paid to brokers on the purchase and sale of the Portfolio's investment portfolio securities.

INVESTMENT OBJECTIVE

    The investment objective of the Fund is to seek to achieve long-term capital appreciation through direct or indirect investment in equity and debt securities of issuers domiciled or doing business in emerging market countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe. Current income is incidental to the Fund's objective.

    The Fund is designed for investors who seek the aggressive growth potential of emerging markets and are willing to bear the special risks of investing a portion of their assets in those markets. The Fund is not a complete investment program and investments in the securities of foreign issuers generally involve risks in addition to the risks associated with investments in the securities of U.S. issuers. The Fund is not intended for investors whose objective is assured income or preservation of capital. See "Risk Considerations."

    The Fund currently seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has substantially the same investment objective and policies as the Fund. There can be no assurance that the Fund or Portfolio will achieve its investment objective.

INVESTMENT POLICIES

    Although the following information describes the investment policies of the Portfolio and the responsibilities of Schroder Core's Board of Trustees (the "Schroder Core Board"), it applies equally to the Fund and the Trust's Board of Trustees (the "Trust Board"). Additional information concerning the investment policies of the Fund and the Portfolio is contained in the SAI.

    The investment objective, and the investment policies of the Portfolio that are designated as fundamental, may not be changed without approval of the holders of a majority of the outstanding voting securities of the Portfolio. A majority of outstanding voting securities means the lesser of (i) 67% of the shares present or represented at a shareholder meeting at which the holders of more than 50% of the outstanding shares are present or represented, or (ii) more than 50% of outstanding shares. Non fundamental investment policies may be changed by the Schroder Core Board without approval of the investors in the Portfolio.

    Under normal market conditions the Portfolio will invest at least 65% of its total assets in emerging market equity and debt securities, including common stocks; preferred stocks; convertible preferred stocks; stock rights and warrants; convertible debt securities; and non-convertible debt securities. (Investments in stock rights and warrants will not be considered for purposes of determining compliance with this policy.) The Portfolio may invest up to 35% of its total assets in high-risk debt securities that are unrated or rated below investment grade. (See "Risk Considerations"). Under certain circumstances, the Portfolio may invest indirectly in emerging market securities by investing in other investment companies or vehicles. (See "Risk Considerations -- Investment in Other Investment Companies or Vehicles".) The Portfolio may acquire emerging market securities that are not denominated in emerging market currency.

    In recent years, many emerging market countries have begun programs of economic reform: removing import tariffs, dismantling trade barriers, deregulating foreign investment, privatizing state-owned industries, permitting the value of their currencies to float against the dollar and other major currencies, and generally reducing the level of state intervention in industry and commerce. Important intra-regional economic integration also holds the promise of greater trade and growth. At the same time, significant progress has been made in restructuring the heavy external debt burden that certain emerging market countries accumulated during the 1970s and 1980s. While there is no assurance that these trends will continue, the Portfolio's investment adviser will seek out attractive investment opportunities in these countries.

    "Emerging market" countries are all those not included in the Morgan Stanley Capital International World Index ("MSCI World") of major world economies. If, however, the investment adviser determines that the economy of a MSCI World-listed country is an emerging market economy, the adviser may include such country in the emerging market category. The following countries are currently excluded from the Portfolio's emerging market category:
Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom, and the United States of America. The Portfolio will not necessarily seek to diversify investments on a geographic basis and may invest more than 25% of its total assets in issuers located in any one country. (See "Risk Considerations -- Geographic Concentration".)

    An issuer of a security will be considered to be domiciled or doing business in an emerging market when (i) it is organized under the laws of an emerging market country; (ii) its primary securities trading market is in an emerging market country; (iii) in the judgment of the investment adviser, at least 50% of the issuer's revenues or profits are derived from goods produced or sold, investments made, or services performed in emerging market countries; or (iv) it has at least 50% of its assets situated in emerging market countries. The Portfolio may consider investment companies to be located in the country or countries in which they primarily invest.

    The following specific policies and limitations are considered at the time of any purchase; SCMI may not buy these instruments or use these techniques unless it believes that they are consistent with the Portfolio's objective.

    COMMON AND PREFERRED STOCK AND WARRANTS. The Portfolio's investments will consist primarily of the common or preferred stock of established emerging market companies that are listed on recognized securities exchanges or traded in other established markets. However, the Portfolio may make limited investment in convertible preferred stock, warrants and stock rights.

    Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company they would be entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and preferred stockholders (if any) are paid. Preferred stock is a class of stock having a preference over common stock as to dividends and, generally, as to the recovery of investment. A preferred stockholder is also a shareholder and not a creditor of the company. Equity securities owned by the Portfolio may be traded in the over-the counter market or on a securities exchange, but are not necessarily traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by the Portfolio of a security to meet withdrawals by interest holders may require the Portfolio to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the "book value" of an issuer or other objective measure of a company's worth.

    Convertible preferred stock generally may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. A convertible security entitles the holder to receive the dividend paid on preferred stock until the convertible security is converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers. These securities are usually senior to common stock in a company's capital structure, but usually are subordinated to non-convertible debt securities. In general, the value of a convertible security is the higher of its investment value (its value as a fixed income security) and its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The value of a convertible security is, however, also influenced by the value of the underlying common stock.

    The Portfolio may also invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time.

    AMERICAN DEPOSITORY RECEIPTS ("ADRs"). Due to the absence of established securities markets in certain emerging market countries and restrictions in certain countries on direct investment by foreign entities, the Portfolio may invest in certain emerging market issuers through the purchase of sponsored and unsponsored American Depository Receipts ("ADRs") or other similar securities, such as American Depository Shares, Global Depository Shares or International Depository Receipts. ADRs are receipts typically issued by U.S. banks evidencing ownership of the underlying securities into which they are convertible. These securities may or may not be denominated in the same currency as the underlying securities. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

    DEBT SECURITIES. The Portfolio may seek capital appreciation through investment in emerging market convertible or non-convertible debt securities. Capital appreciation in debt securities may arise as a result of a favorable change in relative foreign exchange rates, in relative interest rate levels, or in the creditworthiness of issuers. The receipt of income from such debt securities is incidental to the Portfolio's objective of long-term capital appreciation. Such income can be used, however, to offset the operating expenses of the Portfolio. In accordance with its investment objective, the Portfolio will not seek to benefit from anticipated short-term fluctuations in currency exchange rates. The Portfolio also may invest to a certain extent in debt securities in order to participate in debt-to-equity conversion programs incident to corporate reorganizations.

    Debt securities are generally subject to two kinds of risk -- Credit risk and market risk. Credit risk refers to the ability of the debtor, and any other obligor, to pay principal and interest on the debt as it becomes due. The Portfolio may, from time to time, invest in debt securities with high risk and high yields (as compared to other debt securities meeting the Portfolio's investment criteria). The debt securities in which the Portfolio invests may be unrated, but will not be in default at the time of purchase. Market risk refers to the tendency of the value of debt securities to vary inversely with interest rate changes. Certain debt instruments may also be subject to extension risk, which refers to change in total return on a debt instrument resulting from extension or abbreviation of the instrument's maturity.

    The Portfolio may invest in debt securities issued or guaranteed by emerging market governments (including countries, provinces and municipalities) or their agencies and instrumentalities ("governmental entities"); debt securities issued or guaranteed by international organizations designated or supported by multiple foreign governmental entities (which are not obligations of foreign governments) to promote economic reconstruction or development; and debt securities issued by corporations or financial institutions.

    BRADY BONDS. The Portfolio may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring (under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady). Brady Bonds have been issued only recently, and therefore do not have a long payment history. Brady Bonds may have collateralized and uncollateralized components, are issued in various currencies and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered U.S. Government securities. In light of the residual risk associated with the uncollateralized portions of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. Brady Bonds acquired by the Portfolio could be subject to restructuring arrangements or to requests for new credit, which could cause the Portfolio to suffer a loss of interest or principal on its holdings. (For further information see "Brady Bonds," in the Statement of Additional Information.)

    INVESTMENT IN OTHER INVESTMENT COMPANIES OR VEHICLES. The Portfolio may be able to invest in certain emerging markets solely or primarily through governmentally authorized investment vehicles or companies. Pursuant to the 1940 Act, the Portfolio may invest up to 10% of its total assets in the shares of other investment companies and up to 5% of its total assets in any one investment company, as long as each investment does not represent more than 3% of the outstanding voting stock of the investment company at the time of such investment.

    When investing through investment companies the Fund may pay substantial premiums above such investment companies' net asset value per share. Such investments are subject to limitations under the 1940 Act and market availability. The Portfolio does not intend to invest in other investment companies unless, in the judgment of SCMI, the potential benefits of such investment justify the payments of any applicable premiums or sales charges. As a shareholder in an investment company, the Portfolio would bear its ratable share of the investment company's expenses, including its advisory and administrative fees. At the same time, the Portfolio would continue to pay its own fees and expenses.

    TEMPORARY DEFENSIVE INVESTMENTS. For temporary defensive purposes, the Portfolio may invest without limitation in (or enter into repurchase agreements maturing in seven days or less with U.S. banks and broker-dealers with respect to) short-term debt securities, including commercial paper, U.S. Treasury bills, other short-term U.S. Government securities, certificates of deposit, and bankers' acceptances of U.S. banks. The Portfolio also may hold cash and time deposits denominated in any major foreign currency in foreign banks. See the SAI for further information about these securities.

    REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements, which are a means of investing monies for a short period, whereby seller -- a U.S. bank or recognized broker-dealer -- sells securities to the Portfolio and agrees to repurchase them (at the Portfolio's cost plus interest) within a specified period (normally one day). The value of the underlying securities purchased by the Portfolio is monitored at all times by SCMI to ensure that the total value of the securities equals or exceeds the value of the repurchase agreement. The Portfolio's custodian bank holds the securities until they are repurchased. If the seller defaults under a repurchase agreement, the Portfolio may have difficulty exercising its rights to the underlying securities and may incur costs and experience time delays in disposing of them. To evaluate potential risk, SCMI reviews the creditworthiness of banks and dealers with which the Portfolio enters into repurchase agreements.

    FOREIGN EXCHANGE CONTRACTS. Changes in currency exchange rates will affect the U.S. dollar values of securities denominated in foreign currencies. The rate of exchange between the U.S. dollar and other currencies fluctuates in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation, and other factors, many of which may be difficult (if not impossible) to predict. When investing in foreign securities, the Portfolio usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. The Portfolio incurs foreign exchange expenses in converting assets from one currency to another.

    The Portfolio may enter into forward contracts for the purchase or sale of foreign currency (i) to "lock in" the U.S. dollar price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities or (ii) to hedge against the possibility that a foreign currency may suffer a decline against the U.S. dollar. A forward currency contract is an obligation to purchase or sell a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties) at a price set at the time of the contract. This method of attempting to hedge against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of securities and exposes the Portfolio to the risk that the counterparty is unable to perform. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency. The Portfolio does not intend to maintain a net exposure to such contracts if the fulfillment of obligations under such contracts would obligate it to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in the currency. The Portfolio will not enter into these contracts for speculative purposes and will not enter into non-hedging currency contracts. The Portfolio will generally not enter into a forward contract with a term of greater than one year. Forward contracts are not exchange traded, and there can be no assurance that a liquid market will exist at a time when the Portfolio seeks to close out a forward contract. Currently, only a limited market, if any, exists for hedging transactions relating to currencies in certain emerging markets or to securities of issuers domiciled or principally engaged in business in certain emerging markets. This may limit the Portfolio's ability to effectively hedge its investments in those markets. These contracts involve a risk of loss if SCMI fails to predict currency values. The Portfolio has no plan to enter into currency futures or options contracts, but may do so in the future. See "Risk Considerations -- Currency Fluctuations and Devaluations."

    ILLIQUID AND RESTRICTED SECURITIES. The Portfolio will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid (i) by virtue of the absence of a readily available market or (ii) because of legal or contractual restrictions on resale ("restricted securities"). There may be undesirable delays in selling illiquid securities at prices representing their fair value. This policy includes over-the-counter options held by the Portfolio and the portion of the assets used to cover such options. The limitation on investing in restricted securities does not include securities that may not be resold to the general public (pursuant to Rule 144A under the Securities Act of

1933, as amended) but may be resold to qualified institutional purchasers. If SCMI determines that a "Rule 144A security" is liquid pursuant to guidelines adopted by the Schroder Core Board, the security will not be deemed illiquid. These guidelines take into account trading activity for the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, that security may become illiquid, which could affect the Portfolio's liquidity. See "Investment Policies -- Illiquid and Restricted Securities" in the SAI for further information.

    LOANS OF PORTFOLIO SECURITIES. The Portfolio may lend portfolio securities (otherwise than as occurs in repurchase transactions) to brokers, dealers and other financial institutions meeting specified credit conditions if the loan is collateralized in accordance with applicable regulatory requirements and if, after any loan, the value of the securities loaned does not exceed 25% of the value of the Portfolio's total assets. By so doing, the Portfolio attempts to earn interest income. In the event of the other party's bankruptcy, the Portfolio could experience delays in recovering the securities it lent; if, in the meantime, the value of the securities the Portfolio lent has increased, the Portfolio, and thus the Fund, could experience a loss.

    The Portfolio may lend its securities if it maintains in a segregated account liquid assets equal to the current market value of the securities loaned (including accrued interest thereon) plus the loan interest payable to the Portfolio. Any securities that the Portfolio receives as collateral will not become part of its portfolio at the time of the loan; and, in the event of a default by the borrower, the Portfolio will (if permitted by law) dispose of such collateral except for such part thereof that is a security in which the Portfolio is permitted to invest. While the securities are on loan, the borrower will pay the Portfolio any accrued income on those securities, and the Portfolio may invest the cash collateral and earn income or receive an agreed upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by the Portfolio will be invested in U.S. Government securities and liquid high grade debt obligations. The value of securities loaned will be marked to market daily. Portfolio securities purchased with cash collateral are subject to possible depreciation. Loans of securities by the Portfolio will be subject to termination at the Portfolio's or the borrower's option. The Portfolio may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Schroder Core Board. See "Loans of Portfolio Securities" in the SAI for further information on securities loans.

    OPTIONS AND FUTURES TRANSACTIONS. Although the Portfolio does not presently intend to do so, it may (a) write covered call options on portfolio securities, the U.S. dollar and emerging market currencies without limit;
(b) write covered put options on portfolio securities and the U.S. dollar and emerging market currencies with the limitation that the aggregate value of the obligations underlying the puts determined as of the date the options are sold will not exceed 50% of the Portfolio's net assets; (c) purchase call and put options in amounts up to 5% of its total assets; and (d)(i) purchase and sell futures contracts that are traded on U.S. and foreign commodity exchanges on underlying portfolio securities, any emerging market currency, U.S. and emerging market fixed-income securities and such indices of U.S. or emerging market equity or fixed-income securities as may exist or come into being and
(ii) purchase and write call and put options on such futures contracts, in all cases involving such futures contracts or options on futures contracts for hedging purposes only, and without limit, except that the Portfolio may not enter into futures contracts or purchase related options if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts generally exceeds 5% of the value of the Portfolio's total assets. All of the foregoing are referred to as "Hedging Instruments."

    In general, the Portfolio may use Hedging Instruments: (1) to protect against declines in the market value of the Portfolio's portfolio securities or stock index futures, and the currencies in which they are denominated, or
(2) to establish a position in securities markets as a temporary substitute for purchasing particular equity securities. The Portfolio will not use Hedging Instruments for speculation. Hedging Instruments have certain risks associated with them including: (a) the possible failure of such instruments as hedging techniques in cases where the price movement of the securities underlying the options or futures does not follow the price movements of the portfolio securities subject to the hedge; (b) potentially unlimited loss associated with futures transactions and the possible lack of a liquid secondary market for closing out a futures position; and (c) possible losses resulting from the inability of the Portfolio's investment adviser to predict the direction of stock prices, interest rates and other economic factors. In addition, only a limited market, if any, currently exists for hedging transactions relating to currencies in many emerging markets or to securities of issuers domiciled or principally engaged in business in emerging markets. This may limit the Portfolio's ability to effectively hedge its investments in such emerging market countries. The Hedging Instruments the Portfolio may use and the risks associated with them are described in greater detail under "Options and Futures Transactions" in the SAI.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. The Portfolio may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment may take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Portfolio's assets that may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Portfolio's net asset value.

    WHEN, AS AND IF ISSUED SECURITIES. The Portfolio may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Portfolio will have lost an investment opportunity. There is no overall limit to the percentage of the Portfolio's assets that may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

RISK CONSIDERATIONS

    FOREIGN INVESTMENTS. All investments, domestic and foreign, involve risk. Investment in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. While the Portfolio will generally invest only in securities of companies and governments in countries that SCMI considers both politically and economically stable, all foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls, or other limitations on repatriation of foreign capital. Foreign investments are subject to the risk of changes in foreign governmental attitudes towards private investment that could lead to nationalization, increased taxation or confiscation of Portfolio assets.

    Moreover, (i) dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income earned by the Portfolio; (ii) commission rates payable on foreign portfolio transactions are generally higher than in the United States; (iii) accounting, auditing and financial reporting standards differ from those in the United States, which means that less information about foreign companies may be available than is generally available about issuers of comparable securities in the U.S.; (iv) foreign securities often trade less frequently and with lower volume than U.S. securities and consequently may exhibit greater price volatility; and (v) foreign securities trading practices, including those involving securities settlement, may expose the Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer or registrar.

    REGULATION AND LIQUIDITY OF MARKETS. Government supervision and regulation of exchanges and brokers in emerging market countries is typically less extensive than in the United States. These markets may have different clearance and settlement procedures, and in certain cases, settlements have not kept pace with the volume of securities transactions, making them difficult to conduct. Delays in settlement could adversely affect or interrupt the Portfolio's intended investment program or result in investment losses due to intervening declines in security values.

    Securities markets in emerging market countries are substantially smaller than U.S. securities markets and have substantially lower trading volume, resulting in diminished liquidity and greater price volatility. Reduced secondary market liquidity may make it more difficult for the Portfolio to determine the value of its portfolio securities or dispose of particular instruments when necessary. Brokerage commissions and other transaction costs on foreign securities exchanges are also generally higher.

    EMERGING MARKETS. In any emerging market country, there is the possibility of expropriation of assets, confiscatory taxation, nationalization of companies or industries, foreign exchange controls, foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in those countries. In the event of expropriation, nationalization or other confiscation, the Portfolio could lose its entire investment in a country. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. There may also be less monitoring and regulation of emerging markets and the activities of brokers there. Investing may require that the Portfolio adopt special procedures, seek local government approvals or take other actions that may incur costs for the Portfolio.

    Certain emerging market countries may restrict investment by foreign entities by limiting the size of foreign investment in certain issuers; requiring prior approval of foreign investment by the government; imposing additional tax on foreign investors; or limiting foreign investors to specific classes of securities of an issuer that have less advantageous rights (with regard to price or convertibility, for example) than classes available to domiciliaries of the country. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Portfolio.

    CURRENCY FLUCTUATIONS AND DEVALUATIONS. Because the Portfolio will invest heavily in non-U.S. currency-denominated securities, changes in foreign currency exchange rates will affect the value of the Portfolio's investments. A decline against the dollar in the value of currencies in which the Portfolio's investments are denominated will result in a corresponding decline in the dollar value of the Portfolio's assets. This risk is heightened in some emerging market countries.

Some emerging market countries may also have managed currencies that do not freely float against the dollar.

    The Portfolio is required to distribute substantially all of its investment income in U.S. dollars. Because most of the Portfolio's income will be received and realized in foreign currencies, a decline in the value of a particular foreign currency against the U.S. dollar that occurs after the Portfolio's income has been earned may require the Portfolio to liquidate some portfolio securities to acquire sufficient U.S. dollars to make such distributions. Similarly, if the exchange rate declines between the time the Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the Portfolio may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

    INFLATION. Several emerging market countries have experienced high, and in some periods extremely high, rates of inflation in recent years. Inflation and rapid fluctuations in inflation rates may adversely affect these countries' economies and securities markets. Further, inflation accounting rules in some emerging market countries require, for companies that keep accounting records in the local currency, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain emerging market companies.

    NON-DIVERSIFIED INVESTMENTS. Because suitable investments in emerging market countries may be limited, the Portfolio, like the Fund, has classified itself as a 'non-diversified investment company' under the 1940 Act so that it may invest more than 5% of its total assets in the securities of a single issuer. This classification may not be changed without a shareholder vote. However, so that the Portfolio may continue to qualify as a 'regulated investment company' under Subchapter M of the Internal Revenue Code of 1986, as amended at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Portfolio's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% will be invested in the securities of a single issuer; and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer. See "Dividends, Distributions and Taxes."

    To the extent the Portfolio makes investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased. Also, since a relatively high percentage of the Portfolio's assets may be invested in the securities of a limited number of issuers, the Portfolio may be more susceptible to any single economic, political or regulatory occurrence than a diversified investment company.

    GEOGRAPHIC CONCENTRATION. The Portfolio may invest more than 25% of its total assets in issuers located in any one country. To the extent it invests in issuers of one country, the Portfolio is susceptible to factors adversely affecting that country, including political and economic developments and foreign exchange rate fluctuations as discussed above. The value of the Portfolio's assets may fluctuate more widely than the value of shares of a comparable fund with less geographic concentration.

    CERTAIN RISKS OF DEBT SECURITIES. The Portfolio may invest without limitation in investment grade emerging market debt securities; it may invest up to 35% of its total assets in debt securities that are unrated or are rated below investment grade (below Baa by Moody's or BBB by S&P; for a further description of S&P's and Moody's securities ratings please see the Appendix to the SAI). Note that even debt securities rated Baa by Moody's are considered to have speculative characteristics. Below investment grade securities (and unrated securities of comparable quality) ("high yield/high risk securities") are predominantly speculative with respect to the capacity to pay interest and repay principal, and generally involve a greater volatility of price than securities in higher rating categories. These securities are commonly referred to as "junk" bonds. The risks associated with junk bonds are generally greater than those associated with higher-rated securities. The Portfolio is not obligated to dispose of securities due to rating changes by Moody's, S&P or other rating agencies. The Portfolio is not authorized to purchase debt securities that are in default, except for sovereign debt (discussed below) in which the Portfolio may invest no more than 5% of its total assets while such sovereign debt securities are in default.

    In purchasing high yield/high risk securities, the Portfolio will rely on the investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. Nonetheless, investors should review the investment objective and policies of the Fund and consider their willingness to assume risk before making an investment.

    High yield/high risk securities' market values are affected more by individual issuer developments and are more sensitive to adverse economic changes than are higher-rated securities. Issuers of high yield/high risk securities may be highly leveraged and may not have more traditional methods of financing available to them. During economic downturns or substantial periods of rising interest rates, issuers of high yield/high risk securities, especially highly leveraged ones, may be less able to service their principal and interest payment obligations, meet their projected business goals, or obtain additional financing. The risk of loss due to default by the issuer is significantly greater for holders of high yield/high risk securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. In addition, the Portfolio may incur additional expenses if it is required to seek recovery upon a default by the issuer of such an obligation or participate in the restructuring of such obligation.

    Periods of economic uncertainty and change will likely cause increased volatility in the market prices of high yield/high risk securities and, correspondingly, the Portfolio's net asset value if it invests in such securities; market prices of such securities structured as zero coupon or pay-in-kind securities are more affected by interest rate changes and thus tend to be more volatile than securities that pay interest periodically and in cash.

    High yield/high risk securities may have call or redemption features which would permit an issuer to repurchase the securities from the Portfolio. If a call were exercised by the issuer during a period of declining interest rates, the Portfolio would likely have to replace called securities with lower yielding securities, thus decreasing the Portfolio's net investment income and dividends to shareholders.

    While a secondary trading market for high yield/high risk securities does exist, it is generally not as liquid as the secondary market for higher rated securities. In periods of reduced secondary market liquidity, prices of high yield/high risk securities may become volatile and experience sudden and substantial price declines. The Portfolio may therefore have difficulty disposing of particular issues to meet its liquidity needs or in response to a specific economic event (such as a deterioration in the creditworthiness of the issuer). Reduced secondary market liquidity for certain high yield/high risk securities also may make it more difficult for the Portfolio to obtain accurate market quotations (for purposes of valuing the Portfolio's investment portfolio): market quotations are generally available on many high yield/high risk securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Under such conditions, high yield/high risk securities may have to be valued at fair value as determined by the Schroder Core Board or SCMI under Board-approved guidelines.

    Adverse publicity and investor perceptions (which may not be based on fundamental analysis) may decrease the value and liquidity of high yield/high risk securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield/high risk securities are likely to adversely affect the Portfolio's, and thus the Fund's, net asset value.

    SOVEREIGN DEBT. Investment in sovereign debt carries high risk. Certain emerging market countries such as Argentina, Brazil and Mexico are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and/or interest on outstanding debt. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest when it is due may be affected by many factors, such as its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden to the economy as a whole, and political restraints. The Portfolio, as a holder of sovereign debt, may be asked to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

    The sovereign debt instruments in which the Portfolio may invest involve great risk and are deemed to be the equivalent in terms of quality to high yield/high risk securities discussed above and are subject to many of the same risks as such securities. Similarly, the Portfolio may have difficulty disposing of certain sovereign debt obligations because there may be a thin trading market for such securities. The Portfolio will not invest more than 5% of its total assets in sovereign debt in default.

    PORTFOLIO TURNOVER. The Portfolio may engage in short-term trading but its portfolio turnover rate is not expected to exceed 100%. High portfolio turnover and short-term trading involve correspondingly greater commission expenses and transaction costs. Also, higher portfolio turnover rates may cause shareholders of the Portfolio to recognize gains for federal income tax purposes. See "Taxation" in the SAI.

MANAGEMENT OF THE FUND

 SCHRODER GROUP ASSETS UNDER MANAGEMENT WORLDWIDE AS OF DECEMBER 31, 1996 --
                              OVER $130 BILLION

[GRAPHIC]

THE SCHRODER INVESTMENT MANAGEMENT GROUP INVESTMENT AND REPRESENTATIVE OFFICES WORLDWIDE INCLUDE NEW YORK, LONDON, BOSTON, ZURICH, WARSAW, TOKYO, HONG KONG,
 BEIJING, SHANGHAI, TAIPEI, SEOUL, BANGKOK, KUALA LUMPUR, SINGAPORE, JAKARTA,
             SYDNEY, BUENOS AIRES, SAO PAULO, BOGOTA AND CARACAS.

           TOGETHER, SCHRODER CAPITAL MANAGEMENT INTERNATIONAL AND SCHRODER CAPITAL MANAGEMENT INC. MANAGE OVER $24 BILLION

BOARDS OF TRUSTEES

    The business and affairs of the Fund are managed under the direction of the Trust Board. The business and affairs of the Portfolio are managed under the direction of the Schroder Core Board. Additional information regarding the trustees and executive officers of the Trust, as well as Schroder Core's trustees and executive officers, may be found in the SAI under the heading "Management, Trustees and Officers."

INVESTMENT ADVISER AND PORTFOLIO MANAGER

    As investment adviser to the Portfolio, SCMI manages the Portfolio and continuously reviews, supervises and administers its investments. SCMI is responsible for making decisions relating to the Portfolio's investments and placing purchase and sale orders regarding such investments with brokers or dealers it selects. For these services, the Investment Advisory Agreement between SCMI and Schroder Core provides that SCMI is entitled to receive a monthly advisory fee at the annual rate of 1.00% of the Portfolio's average daily net assets, which the Fund indirectly bears through its investment in the Portfolio.

    SCMI is a wholly-owned U.S. subsidiary of Schroders Incorporated, the wholly-owned U.S. holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large world-wide group of banks and financial services companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices in eighteen countries.

The Schroder Group specializes in providing investment management services.

    John A. Troiano, a Vice President of the Trust and Schroder Core, with the assistance of an SCMI investment committee, is primarily responsible for the day-to-day management of the Portfolio's investment portfolio. Mr. Troiano managed the Fund's investment portfolio from its inception until it invested its assets in the Portfolio and has managed the Portfolio's assets since its inception. Mr. Troiano has been a Managing Director of SCMI since October 1995 and has been employed by various Schroder Group companies in the investment research and portfolio management areas since 1988.

    The Fund began pursuing its investment objective through investment in the Portfolio on November 1, 1995. The Fund may withdraw its investment from the Portfolio at any time if the Board determines that it is in the best interests of the Fund and its shareholders to do so. (See "Other Information -- Fund Structure.") Accordingly, the Fund has retained SCMI as its investment adviser to manage the Fund's assets in the event the Fund withdraws its investment. SCMI does not receive an investment advisory fee with respect to the Fund so long as the Fund remains completely invested in the Portfolio (or any other investment company). If the Fund resumes directly investing in portfolio securities, the Fund will pay SCMI a monthly advisory fee equal at the annual rate of 1.00% of the Fund's average daily net assets. The investment advisory agreement between SCMI and the Trust with respect to the Fund is the same in all material respects as the investment advisory contract between SCMI and Schroder Core with respect to the Portfolio (except as to the parties, the fees payable thereunder, the circumstances under which fees will be paid and the jurisdiction whose laws govern the agreement). For the fiscal year ended October 31, 1996, the Fund paid SCMI an advisory fee of 0.10% of its average daily net assets.

ADMINISTRATIVE SERVICES

    On behalf of the Fund, the Trust has entered into an administration contract with Schroder Advisors, 787 Seventh Avenue, New York, New York 10019. On behalf of the Fund, the Trust has also entered into a sub-administration agreement with Forum, Two Portland Square, Portland, Maine 04101. Pursuant to these agreements, Schroder Advisors and Forum provide certain management and administrative services necessary for the Fund's operations. Schroder Advisors is compensated at the annual rate of 0.05% of the Fund's average daily net assets. Forum is compensated at the annual rate of 0.05% of the Fund's average daily net assets.

    Schroder Advisors and Forum provide similar services to the Portfolio, for which the Portfolio pays Schroder Advisors an annual rate of 0.05% and pays Forum a monthly fee at the annual rate of 0.10% of the Portfolio's average daily net assets.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICE PLAN

    Schroder Advisors acts as distributor of the Fund's shares. Schroder Advisors was organized in 1989 as a registered broker-dealer to serve as an administrator and distributor for the Fund and other mutual funds. The Trust may compensate Schroder Advisors under a distribution plan, adopted pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") by the Trust on behalf of the Fund's Advisor Shares. Payments under the Distribution Plan would be made monthly at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Advisor Shares. Schroder Advisors, in turn, may use these payments to compensate others for services provided, or to reimburse others for expenses incurred, in connection with the distribution of Advisor Shares. The maximum annual amount payable under the Distribution Plan is currently 0.25%, but no payments will be made under the Distribution Plan until the Board so authorizes.

    Payments under the Distribution Plan may be for various types of costs, including: (i) advertising expenses, (ii) costs of printing prospectuses and other materials to be given or sent to prospective investors, (iii) expenses of sales employees or agents of Schroder Advisors, including salary, commissions, travel and related expenses in connection with the distribution of Advisor Shares, (iv) payments to broker-dealers who advise shareholders regarding the purchase, sale, or retention of Advisor Shares, and (v) payments to banks, trust companies, broker-dealers (other than Schroder Advisors) or other financial organizations (collectively, "Service Organizations"). Payments to a particular Service Organization under the Distribution Plan are calculated by reference to the average daily net assets of Advisor Shares owned beneficially by investors who have a brokerage or other service relationship with the Service Organization. The Fund will not be liable for distribution expenditures made by Schroder Advisors in any given year in excess of the maximum amount payable under the Distribution Plan in that year. Costs or expenses in excess of the annual limit may not be carried forward to future years. Salary expenses of sales personnel who are responsible for marketing various shares of portfolios of the Trust may be allocated to those portfolios, including the Advisor Shares of the Fund, that have adopted a plan similar to that of the Fund on the basis of average daily net assets. Travel expenses may be allocated to, or divided among, the particular portfolios of the Trust for which they are incurred.

    The Trust, on behalf of the Fund, has also adopted a shareholder service plan (the "Shareholder Service Plan") pursuant to which Schroder Advisors is authorized to pay Service Organizations a servicing fee. Payments under the Shareholder Service Plan may be for various types of services, including:
(i) answering customer inquiries regarding the manner in which purchases, exchanges and redemptions of shares of the Fund may be effected and other matters pertaining to the Fund's services, (ii) providing necessary personnel and facilities to establish and maintain shareholder accounts and records,
(iii) assisting shareholders in arranging for processing purchase, exchange and redemption transactions, (iv) arranging for the wiring of funds,
(v) guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts, (vi) integrating periodic statements with other customer transactions and (vii) providing such other related services as the shareholder may request. The maximum amount payable under the Shareholder Services Plan is 0.25% of the Fund's average daily net assets attributable to Advisor Shares.

    Payments to a particular Service Organization under the Shareholder Service Plan are calculated by reference to the average daily net assets of Advisor Shares owned beneficially by investors who have a service relationship with the Service Organization. Some Service Organizations may impose additional or different conditions on their clients, such as requiring them to invest more than the minimum or subsequent investments specified by the Fund or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts be paid to the Service Organization by Schroder Advisors. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

EXPENSES

    SCMI and Schroder Advisors have voluntarily undertaken to waive a portion of their fees or assume certain expenses of the Fund in order to limit total Fund expenses (excluding taxes, interest, brokerage commissions and other portfolio transaction expenses and extraordinary expenses) chargeable to Advisor Shares to 1.70% of the average daily net assets of the Fund attributable to those shares. In addition, effective March 1, 1997, SCMI voluntarily has agreed to waive advisory fees paid the Portfolio to 0.85% of the average daliy net assets. Neither expense limitation can be modified or withdrawn except by a majority vote of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Trust. If expense reimbursements are required, they will be made on a monthly basis. Forum may waive voluntarily all or a portion of their fees, from time to time.

PORTFOLIO TRANSACTIONS

    SCMI places orders for the purchase and sale of the Portfolio's investments with brokers and dealers selected by SCMI and seeks "best execution" of such portfolio transactions. The Portfolio may pay brokers higher than the lowest available commission rates when SCMI believes it is reasonable to do so in light of the value of the brokerage and research services provided. Commission rates for brokerage transactions are fixed on many foreign securities exchanges, which may cause higher brokerage expenses to accrue to the Portfolio than would be the case for comparable transactions effected on U.S. securities exchanges.

    Subject to the Portfolio's policy of obtaining the best price consistent with quality of execution on transactions, SCMI may employ Schroder Securities Limited and its affiliates (collectively, "Schroder Securities"), affiliates of SCMI, to effect transactions of the Portfolio on certain foreign securities exchanges. Because of the affiliation between SCMI and Schroder Securities, the Portfolio's payment of commissions to Schroder Securities is subject to procedures adopted by the Schroder Core Board designed to ensure that the commissions will not exceed the usual and customary brokers' commissions. No specific portion of the Portfolio's brokerage will be directed to Schroder Securities and in no event will Schroder Securities receive any brokerage in recognition of research services.

    Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Schroder Core Board may determine, SCMI may consider sales of shares of the Fund or any other entity that invests in the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

    Although the Portfolio does not currently engage in directed brokerage arrangements to pay expenses, it may do so in the future. These arrangements, (whereby brokers executing the Portfolio's portfolio transactions agree to pay designated expenses of the Portfolio if brokerage commissions generated by the Portfolio reached certain levels) might reduce the Portfolio's expenses (and, indirectly, the Fund's expenses), and would not be expected to materially increase the brokerage commissions paid by the Portfolio.

CODE OF ETHICS

    The Trust, Schroder Core, SCMI, Schroder Advisors, and Schroders Incorporated have each adopted a code of ethics that contains a policy on personal securities transactions by "access persons," including portfolio managers and investment analysts. That policy complies in all material respects with the recommendations set forth in the Report of the Advisory Group on Personal Investing of the Investment Company Institute, of which the Trust is a member.

INVESTMENT IN THE FUND

PURCHASE OF SHARES

    Investors may purchase Advisor Shares directly from the Trust. Prospectuses, sales material and Account Applications can be obtained from the Trust or through Forum Financial Corp., the Fund's transfer agent (the "Transfer Agent"). (See "Other Information -- Shareholder Inquiries.") Investments may also be made through Ser-vice Organizations that assist their customers in purchasing shares of the Fund. Service Organizations may charge their customers a service fee for processing orders to purchase or sell shares of the Fund. Investors wishing to purchase shares through their accounts at a Service Organization should contact that organization directly for appropriate instructions.

    Shares of the Fund are offered at the net asset value next determined after receipt of a completed Account Application (at the address set forth below). The minimum initial investment is $250,000. There is no minimum for subsequent investments. All purchase payments are invested in full and fractional shares. The Fund is authorized to reject any purchase order.

    Purchases of Fund shares are subject to a purchase charge of 0.50% of the amount invested. This charge is designed to cover the transaction costs the Fund incurs (either directly or indirectly) as a result of investments in the Fund, including brokerage commissions in acquiring portfolio securities; currency transaction costs and transfer agent costs; and to protect the interests of shareholders. This charge, which is not a sales charge, is paid to the Fund, not to Schroder Advisors or any other entity. The purchase charge is not assessed on the reinvestment of dividends or distributions or shares purchased through a subscription in kind.

    Purchases may be made by mailing a check (in U.S. dollars), payable to Schroder Emerging Markets Fund Institutional Portfolio, to:

   Schroder Emerging Markets Fund
    Institutional Portfolio --
    Advisor Shares
    P.O. Box 446
    Portland, Maine 04112

    For initial purchases, the check must be accompanied by a completed Account Application in proper form. Further documentation may be requested from corporations, administrators, executors, personal representatives, directors or custodians to evidence the authority of the person or entity making the subscription request.

    Investors and Service Organizations (on behalf of their customers) may transmit purchase payments by Federal Reserve Bank wire directly to the Fund as follows:

   Chase Manhattan Bank
   New York, NY
   ABA No.: 021000021
   For Credit To: Forum Financial Corp.
   Account. No.: 910-2-718187
   Ref.: Schroder Emerging Markets Fund Institutional Portfolio -- Advisor
   Shares
   Account of: (shareholder name)
   Account Number: (shareholder account number)

    The wire order must specify the name of the Fund, the shares' class (I.E., Advisor Shares), the account name and number, address, confirmation number, amount to be wired, name of the wiring bank, and name and telephone number of the person to be contacted in connection with the order. If the initial investment is by wire, an account number will be assigned and an Account Application must be completed and mailed to the Fund before any account will become active. Wire orders received prior to 4:00 p.m. (Eastern Time) on each day that the New York Stock Exchange is open for trading (a "Fund Business Day") will be processed at the net asset value determined as of that day. Wire orders received after 4:00 p.m. (Eastern Time) will be processed at the net asset value determined as of the next Fund Business Day. See "Net Asset Value" below.

    The Fund's Transfer Agent establishes for each shareholder of record an open account to which all shares purchased and all reinvested dividends and other distributions are credited. Although most shareholders elect not to receive share certificates, certificates for full shares can be obtained by written request to the Transfer Agent. No certificates are issued for fractional shares.

    The Transfer Agent will deem an account lost if six months have passed since correspondence to the shareholder's address of record is returned, unless the Transfer Agent determines the shareholder's new address. When an account is deemed lost, dividends and other distributions will automatically be reinvested. In addition, the amount of any outstanding checks for dividends and other distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

RETIREMENT PLANS AND INDIVIDUAL RETIREMENT ACCOUNTS

    Shares of the Fund are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available upon request. Before investing in the Fund through one of these plans, investors should consult their tax advisors.

    The Fund may be used as an investment vehicle for an IRA including SEP-IRA. An IRA naming The First National Bank of Boston as custodian is available from the Trust or the Transfer Agent. The minimum initial investment for an IRA is $250; the minimum subsequent investment is $250. Under certain circumstances contributions to an IRA may be tax deductible. IRAs are available to individuals (and their spouse) who receive compensation or earned income whether or not they are active participants in a tax-qualified or government-approved retirement plan. An IRA contribution by an individual or spouse who participates in a tax-qualified or government-approved retirement plan may not be deductible, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or qualified plan. Tax advice should be obtained before effecting a rollover.

EXCHANGES

    Shareholders may exchange Shares of the Fund for shares of any other series of the Trust so long as they meet the initial investment minimum of the fund being purchased and they maintain the respective minimum account balance in each fund in which they own shares. Exchanges between each Fund are at net asset value.

    For federal income tax purposes an exchange is considered to be a sale of shares for Federal income tax purposes on which a shareholder may realize a capital gain or loss. An exchange may be made by calling the Transfer Agent at
(800) 344-8332 or by mailing written instructions to Schroder Capital Funds (Delaware), P.O. Box 446, Portland, Maine 04112. Exchange privileges may be exercised only in those states where shares of the other series of the Trust may legally be sold. Exchange privileges may be amended or terminated at any time upon sixty (60) days' notice.

REDEMPTION OF SHARES

    Shares of the Fund are redeemed at their next determined net asset value after receipt by the Fund (at the address set forth above under "Purchase of Shares") of a redemption request in proper form. Redemption requests may be made between 9:00 a.m. and 6:00 p.m. (Eastern Time) on each Fund Business Day. Redemption requests that are received prior to 4:00 p.m. (Eastern Time) will be processed at the net asset value determined as of that day. Redemption requests that are received after 4:00 p.m. (Eastern Time) will be processed at the net asset value determined the next Fund Business Day. See "Net Asset Value" below.

    Redemptions of Fund shares are subject to a redemption charge of 0.50% of the net asset value of the shares redeemed. This charge is designed to cover the transaction costs the Fund incurs in redeeming Fund shares (either directly or indirectly as a result of its investment in the Portfolio), including brokerage commissions in selling port-folio securities, currency transaction costs, transfer agent costs, and to protect the interests of shareholders. This charge, which is not a sales charge, is paid to the Fund, not to Schroder Advisors or any other entity. The redemption charge is not assessed on shares acquired through the reinvestment of dividends or distributions or on redemptions in kind. For purposes of computing the redemption charge, redemptions by a shareholder are deemed to be made in the following order: (i) from Shares purchased through the reinvestment of dividends and distributions (with respect to which no redemption charge is applied) and (ii) from Shares for which the redemption charge is applicable, on a first purchased, first redeemed basis.

    BY TELEPHONE. Redemption requests may be made by telephoning the Transfer Agent at the telephone number on the cover page of this Prospectus. A shareholder must provide the Transfer Agent with the class of shares, the dollar amount or number of shares to be redeemed, shareholder account number, and some additional form of identification such as a password. A redemption by telephone may be made only if the telephone redemption privilege option has been elected on the Account Application or otherwise in writing. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, reasonable procedures will be, followed by the Transfer Agent to confirm that telephone instructions are genuine. The Transfer Agent and the Trust generally will not be liable for any losses due to unauthorized or fraudulent redemption requests, but may be liable if they do not follow these procedures. Shares for which certificates have been issued may not be redeemed by telephone. In times of drastic economic or market change it may be difficult to make redemptions by telephone. If a shareholder cannot reach the Transfer Agent by telephone, redemption requests may be mailed or hand-delivered to the Transfer Agent.

    WRITTEN REQUESTS. Redemptions may be made by letter to the Fund specifying the class of shares, the dollar amount or number of Shares to be redeemed, and the shareholder account number. The letter must also be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign) and, in certain cases, signatures must be guaranteed by an institution that is acceptable to the Transfer Agent. Such institutions include certain banks, brokers, dealers (including municipal and government securities brokers and dealers), credit unions and savings associations. Notaries public are not acceptable. Further documentation may be requested to evidence the authority of the person or entity making the redemption request. Questions concerning the need for signature guarantees or documentation of authority should be directed to the Fund at the above address or by calling the telephone number appearing on the cover of this Prospectus.

    If Shares to be redeemed are held in certificate form, the certificates must be enclosed with the redemption request and the assignment form on the back of the certificates (or an assignment separate from the certificates but accompanied by the certificates) must be signed by all owners in exactly the same way the owners' names are written on the face of the certificates. Requirements for signature guarantees and/or documentation of authority as described above could also apply. For your protection, the Fund suggests that certificates be sent by registered mail.

    ADDITIONAL REDEMPTION INFORMATION. CHECKS FOR REDEMPTION PROCEEDS WILL normally be mailed within seven days. No redemption proceeds will be mailed until checks in payment for the purchase of the Shares to be redeemed have been cleared, which may take up to 15 calendar days from the purchase date. Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record.

    The Fund may suspend the right of redemption during any period when
(i) trading on the New York Stock Exchange is restricted or that exchange is closed, (ii) the SEC has by order permitted such suspension, or
(iii) an emergency (as defined by rules of the SEC) exists making disposal of portfolio investments or determination of the Fund's net asset value not reasonably practicable.

    If the Trust Board determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may redeem Shares in whole or in part by a distribution in kind of portfolio securities (from the investment portfolio of the Portfolio or of the Fund), in lieu of cash. The Fund will, however, redeem Shares solely in cash up to the lesser of $250,000 or 1% of net assets during any 90-day period for any one shareholder. In the event that payment for redeemed Shares is made wholly or partly in portfolio securities, the shareholder may be subject to additional risks and costs in converting the securities to cash. See "Additional Purchase and Redemption Information in the SAI.

    The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for Federal income tax purposes.

    Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem Shares in any account (other than an IRA) if at any time the account does not have a value of at least $100,000, unless the value of the account falls below that amount solely as a result of market activity. Shareholders will be notified that the value of the account is less than $100,000 and be allowed at least 30 days to make an additional investment to increase the account balance to at least $100,000.

NET ASSET VALUE

    The net asset value per share of the Fund is calculated separately for each class of shares of the Fund at 4:00 p.m. (Eastern Time), Monday through Friday, each Fund Business Day, which excludes the following U.S. holidays:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Share is calculated by dividing the aggregate value of the Fund's assets less all Fund liabilities, if any, by the number of Shares of the Fund outstanding.

    Generally, securities that are listed on recognized stock exchanges are valued at the last reported sale price, on the day when the securities are valued (the "Valuation Day"), on the primary exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges for which there were no sales on the Valuation Day are valued at the last sale price on the preceding trading day or at closing mid-market prices. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Schroder Core Board.

    Trading in securities on non-U.S. exchanges and over-the-counter markets may not take place on every day that the New York Stock Exchange is open for trading. Furthermore, trading takes place in various foreign markets on days on which the Fund's net asset value is not calculated. If events materially affecting the value of foreign securities occur between the time when their price is determined and the time when net asset value is calculated, such securities will be valued at fair value as determined in good faith by using methods approved by the Schroder Core Board. All assets and liabilities of the Portfolio denominated in foreign currencies are valued in U.S. dollars based on the exchange rate last quoted by a major bank prior to the time when the net asset value of the Fund is calculated.

DIVIDENDS, DISTRIBUTIONS AND TAXES

THE FUND

    The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. By complying therewith, the Fund will not have to pay federal income tax on that part of its income or net realized capital gain that is distributed to shareholders. The Fund intends to distribute substantially all of its income and net realized capital gains and therefore, intends not to be subject to federal income tax.

    Dividends and capital gain distributions on Advisor Shares are reinvested automatically in additional Advisor Shares at net asset value unless the shareholder has elected in the Account Application or otherwise in writing to receive dividends and other distributions in cash.

    After every dividend and other distribution, the value of a Share declines by the amount of the distribution. Purchases made shortly before a dividend or other distribution include in the purchase price the amount of the distribution, which will be returned to the investor in the form of a taxable distribution.

    Dividends and other distributions paid by the Fund with respect to both classes of its shares will be calculated in the same manner and at the same time. The per share dividends on Advisor Shares are expected to be lower than the per share dividends on Investor Shares as a result of compensation payable to Service Organizations for shareholder servicing for the Advisor Shares.

    Dividends from the Fund's income generally will be taxable to shareholders as ordinary income, whether the dividends are invested in additional Shares or received in cash. Distributions by the Fund of any net capital gain will be taxable to a shareholder as long-term capital gain regardless of how long the shareholder has held the Shares. Each year the Trust will notify shareholders of the tax status of dividends and other distributions.

    Dividends from the Fund will qualify for the dividends-received deduction for corporate shareholders to the extent dividends do not exceed the aggregate amount of dividends received by the Fund from domestic corporations, provided the Fund shares are held for more than 45 days. If securities held by the Fund are considered to be debt-financed (generally, acquired with borrowed funds); are held by the Fund for fewer than 46 days (91 days in the case of certain preferred stock); or are subject to certain forms of hedges or short sales, then the portion of the dividends paid by the Fund attributable to such securities will not be eligible for the dividends-received deduction.

    A redemption of Shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's basis in the redeemed Shares. If Shares are redeemed at a loss after being held for six months or less, the loss will be treated as a long-term, rather than a short-term, capital loss to the extent of any capital gain distributions received on those Shares.

    The Fund must withhold 31% from dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding. Depending on the residence of a shareholder for tax purposes, distributions from the Fund may also be subject to state and local taxes, including withholding taxes.

    In an effort to adhere to certain tax requirements, the Fund may have to limit its investment activity in some types of instruments.

    If the Fund's dividends exceed its taxable income in any year, all or a portion of the Fund's dividends may be treated as a return of capital to shareholders for tax purposes. Any return of capital will reduce the cost basis of your shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your shares. Shareholders will be notified by the Trust if a distribution included a return of capital.

    EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on the Portfolio and its investments, which generally reduce the Fund's income. However, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income or capital gain than was actually distributed by the Fund but will also show the amount of the available offsetting credit or deduction.

    If the Fund is eligible to do so, it intends to elect to permit its shareholders to take a credit (or a deduction) for the Fund's share of foreign income taxes paid by the Portfolio. If the Fund does make such an election, its shareholders would include as gross income in their federal income tax returns both (i) distributions received from the Fund and (ii) the amount that the Fund advises is their pro rata portion of foreign income taxes paid with respect to or withheld from, dividends and interest paid to the Portfolio from its foreign investments. Shareholders then would be entitled, subject to certain limitations, to take a foreign tax credit against their federal income tax liability for the amount of such foreign taxes or else to deduct such foreign taxes as an itemized deduction from gross income.

    The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders; see the SAI for further information. Shareholders should consult their own tax advisors as to the tax consequences of their ownership of Shares.

THE PORTFOLIO

    The Portfolio is not required to pay federal income tax because it is classified as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio will be deemed to have been "passed through" to the Fund in proportion to the Fund's holdings in the Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Portfolio.

    The Portfolio intends to conduct its operations so as to enable the Fund to qualify as a regulated investment company.

OTHER INFORMATION

CAPITALIZATION AND VOTING

    The Trust was organized as a Maryland corporation on July 30, 1969, reorganized on February 29, 1988 as Schroder Capital Funds, Inc. and reorganized as a Delaware business trust on January 9, 1996. The Trust has authority to issue an unlimited number of shares of beneficial interest. The Trust Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may divide such portfolios or series into classes of shares (such as the Advisor Shares), and the costs of doing so will be borne by the Trust. The Trust currently consists of eight separate portfolios, each of which has separate investment objectives and policies.

    The Fund currently consists of two classes of Shares. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation except that, due to the differing expenses borne by the classes, dividends and liquidation proceeds for each class will likely differ.

    Shares are fully paid and non-assessable, and have no pre-emptive rights. Shareholders have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held). Each share of the Fund has equal voting rights, except that if a matter affects only the shareholders of a particular class only shareholders of that class shall have a right to vote. On Trust matters requiring shareholder approval, shareholders of the Trust are entitled to vote only with respect to matters that affect the interests of the Fund or the class of shares they hold, except as otherwise required by applicable law.

    There will normally be no meetings of shareholders to elect Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. However, the holders of not less than a majority of the outstanding shares of the Trust may remove any person serving as a Trustee and the Trust Board will call a special meeting of shareholders to consider removal of one or more Trustees if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

    From time to time, certain shareholders may own a large percentage of the shares of the Fund, and those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of February 15, 1997, the Robert Wood Johnson Foundation may be deemed to control the Fund for purposes of the 1940 Act.

REPORTS

    The Trust sends each Fund shareholder a semi-annual report and an audited annual report containing the Fund's financial statements.

PERFORMANCE

    The Fund may include quotations of its average annual total return, cumulative total return and other performance measures in advertisements or reports to shareholders or prospective investors. Average annual total return of a class of shares is based upon the overall dollar or percentage change in value of a hypothetical investment each year over specified periods. Average annual total returns reflect the deduction of a proportional share of a Fund's expenses (on an annual basis) and assumes investment and reinvestment of all dividends and distributions at NAV. Cumulative total returns are calculated similarly except that the total return is aggregated over the relevant period instead of annualized.

    Performance quotations are calculated separately for each class of shares of the Fund. The Fund may also be compared to various unmanaged securities indices, groups of mutual funds tracked by mutual fund ratings services, or other general economic indicators. Unmanaged indices may assume the reinvestment of dividends but do not reflect deductions for administrative and management costs and expenses.

    Performance information represents only past performance and does not necessarily indicate future results. For a description of the methods used to determine total return and other performance measures for the Fund, see the SAI.

CUSTODIAN AND TRANSFER AGENT

    The Chase Manhattan Bank, N.A. is custodian of the Fund's and of the Portfolio's assets. Forum Financial Corp. serves as the Fund's transfer and dividend disbursing agent.

SHAREHOLDER INQUIRIES

    Inquiries about the Fund, including its past performance, should be directed to:

    Schroder Emerging Markets Fund
    Institutional Portfolio
    P.O. Box 446
    Portland, Maine 04112

    Information about specific shareholder accounts may be obtained from the Transfer Agent by calling (800) 344-8332.

SERVICE ORGANIZATIONS

    The Glass-Steagall Act and other applicable laws and regulations provide that banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that share-holders would suffer any adverse financial consequences as a result of any of these occurrences.

FUND STRUCTURE

    Classes of Shares. The Fund has two classes of shares, Investor Shares and Advisor Shares. Investor Shares are offered by a separate prospectus to corporations, institutions, and fiduciaries, including fiduciary, agency, and custodial clients of bank trust departments, trust companies, and their affiliates. Advisor Shares incur more expenses than Investor Shares. Except for certain differences, each share of each class represents an undivided, proportionate interest in the Fund. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of the Fund except that, due to the differing expenses borne by the two classes, the amount of dividends and other distributions will differ between the classes. Information about Investor Shares is available from the Fund by calling Schroder Advisors at (800) 730-2932.

    THE PORTFOLIO. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has the same investment objective and substantially similar policies as the Fund. Accordingly, the Portfolio directly acquires its own securities and the Fund acquires an indirect interest in those securities. The Portfolio is a separate series of Schroder Core, a business trust organized under the laws of the State of Delaware in September 1995. Schroder Core is registered under the 1940 Act as an open-end, management investment company and currently has four separate series. The assets of the Portfolio, a diversified portfolio, belong only to, and the liabilities of the Portfolio are borne solely by, the Portfolio and no other portfolio of Schroder Core.

    The Fund's investment in the Portfolio is in the form of a non-transferable beneficial interest. As of March 1, 1997, the Fund is the only institutional investor in the Portfolio. The Portfolio may permit other investment companies or institutional investors to invest in it. All other investors in the Portfolio will invest on the same terms and conditions as the Fund and will pay a proportionate share of the Portfolio's expenses.

    The Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in the Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Portfolio. On most issues subject to a vote of investors, as required by the 1940 Act and other applicable law, the Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by its shareholders. If there are other investors in the Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders will receive a majority of votes cast by all investors in the Portfolio; indeed, if other investors hold a majority interest in the Portfolio, they could have voting control of the Portfolio.

    The Portfolio will not sell its shares directly to members of the general public. Another investor in the Portfolio, such as an investment company, that might sell its shares to members of the general public would not be required to sell its shares at the same public offering price as the Fund and could have different advisory and other fees and expenses than the Fund. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests exclusively in the Portfolio. There is currently no such other investment company that offers its shares to members of the general public. Information regarding any such funds in the future will be available from Schroder Core by calling at (800) 730-2932.

    Under federal securities law, any person or entity that signs a registration statement may be liable for a misstatement or omission of a material fact in the registration statement. Schroder Core, its Trustees and certain of its officers are required to sign the registration statement of the Trust and may be required to sign the registration statements of certain other investors in the Portfolio.

In addition, under federal securities law, Schroder Core may be liable for misstatements or omissions of a material fact in any proxy soliciting material of a publicly offered investor in Schroder Core, including the Fund. Each investor in the Portfolio, including the Trust, will indemnify Schroder Core and its Trustees and officers ("Schroder Core Indemnitees") against certain claims.

    Indemnified claims are those brought against Schroder Core Indemnitees based on a misstatement or omission of a material fact in the investor's registration statement or proxy materials. No indemnification need be made, however, if such alleged misstatement or omission relates to information about Schroder Core and was supplied to the investor by Schroder Core. Similarly, Schroder Core will indemnify each investor in the Portfolio, including the Fund, for any claims brought against the investor with respect to the investor's registration statement or proxy materials, to the extent the claim is based on a misstatement or omission of a material fact relating to information about Schroder Core that is supplied to the investor by Schroder Core. In addition, each registered investment company investor in the Portfolio will indemnify each Schroder Core Indemnitee against any claim based on a misstatement or omission of a material fact relating to information about a series of the registered investment company that did not invest in the Schroder Core. The purpose of these cross-indemnity provisions is principally to limit the liability of Schroder Core to information that it knows or should know and can control. With respect to other prospectuses and other offering documents and proxy materials of investors in Schroder Core, its liability is similarly limited to information about and supplied by it.

    CERTAIN RISKS OF INVESTING IN THE PORTFOLIO. The Fund's investment in the Portfolio may be affected by the actions of other large investors in the Portfolio, if any. For example, if the Portfolio had a large investor other than the Fund that redeemed its interest in the Portfolio, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.

    The Fund may withdraw its entire investment from the Portfolio at any time, if the Trust Board determines that it is in the best interests of the Fund and its shareholders to do so. The Fund might withdraw, for example, if there were other investors in the Portfolio with power to, and who did by a vote of the shareholders of all investors (including the Fund), change the investment objective or policies of the Portfolio in a manner not acceptable to the Trust Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it would likely incur brokerage fees or other transaction costs. If the Fund withdrew its investment from the Portfolio, the Trust Board would consider appropriate alternatives, including the management of the Fund's assets in accordance with its investment objective and policies by SCMI or the investment of all of the Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund. The inability of the Fund to find a suitable replacement investment, if the Board decided not to permit SCMI to manage the Fund's assets, could have a significant impact on shareholders of the Fund.

    Each investor in the Portfolio, including the Fund, may be liable for all obligations of the Portfolio. The risk to an investor in the Portfolio of incurring financial loss on account of such liability, however, is limited to circumstances in which the Portfolio is unable to meet its obligations, the occurrence of which SCMI considers to be quite remote. Upon liquidation of the Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

INVESTMENT ADVISER
Schroder Capital Management International Inc.
787 Seventh Avenue
New York, New York 10019
ADMINISTRATOR & DISTRIBUTOR
Schroder Fund Advisors Inc.
787 Seventh Avenue
New York, New York 10019
SUB-ADMINISTRATOR
Forum Administrative Services, Limited Liability Company
Two Portland Square
Portland, Maine 04101
CUSTODIAN
The Chase Manhattan Bank, N.A.
Global Custody Division
Woolgate House, Coleman Street
London EC2P 2HD, United Kingdom
TRANSFER AND DIVIDEND DISBURSING AGENT
Forum Financial Corp.
P.O. Box 446
Portland, Maine 04112
INDEPENDENT ACCOUNTANTS
Coopers & Lybrand, L.L.P.
One Post Office Square
Boston, Massachusetts 02109

TABLE OF CONTENTS

PROSPECTUS SUMMARY....................          3
EXPENSES OF INVESTING IN THE FUND.....          4
Fee Table.............................          4
Example...............................          4
FINANCIAL HIGHLIGHTS..................          5
INVESTMENT OBJECTIVE..................          6
INVESTMENT POLICIES...................          6
RISK CONSIDERATIONS...................         12
MANAGEMENT OF THE FUND................         17
Boards of Trustees....................         17
Investment Adviser and Portfolio
 Manager..............................         17
Administrative Services...............         18
Distribution Plan and Shareholder
 Service Plan.........................         18
Expenses..............................         19
Portfolio Transactions................         20
Code of Ethics........................         20
INVESTMENT IN THE FUND................         20
Purchase of Shares....................         20
Retirement Plans and Individual
 Retirement
 Accounts.............................         22
Exchanges.............................         22
Redemption of Shares..................         22
Net Asset Value.......................         24
DIVIDENDS, DISTRIBUTIONS AND TAXES....         25
The Fund..............................         25
The Portfolio.........................         26
OTHER INFORMATION.....................         26
Capitalization and Voting.............         26
Reports...............................         27
Performance...........................         27
Custodian and Transfer Agent..........         27
Shareholder Inquiries.................         27
Service Organizations.................         27
Fund Structure........................         28

[LOGO]


--------------------------------------------

       SCHRODER
       EMERGING
       MARKETS FUND
       INSTITUTIONAL
       PORTFOLIO

       ADVISOR SHARES

       PROSPECTUS

       MARCH 1, 1997

       SCHRODER CAPITAL FUNDS (DELAWARE)

SCHRODER INTERNATIONAL FUND
ADVISOR SHARES

This fund seeks long-term capital appreciation by investing in securities markets outside the United States. It is intended for long-term investors seeking international diversification and willing to accept the risks of foreign investing.

                                    [LOGO]

                           YOUR WINDOW ON THE WORLD

Schroder International Fund (the "Fund"), a series of Schroder Capital Funds (Delaware) (the "Trust"), seeks to achieve its investment objective by investing substantially all of its assets in Schroder International Equity Fund (the "Portfolio"), which invests primarily in equity securities of non-U.S. Companies. The Portfolio is a separately managed, diversified series of Schroder Capital Funds ("Schroder Core"), an open-end, management investment company. The Portfolio has an identical investment objective and substantially similar investment policies as the Fund (see "Other Information -Fund Structure"). Accordingly, the Fund's investment experience will correspond directly with the Portfolio's investment experience.

This prospectus sets forth concisely the information you should know before investing and should be retained for future reference. To learn more about the Fund, you may obtain a copy of the Fund's current Statement of Additional Information (the "SAI") which is incorporated by reference into this Prospectus. The SAI dated March 1, 1997, as amended from time to time, has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials for reference on their Internet Web Site (http://www.sec.gov) or may be obtained without charge from the Trust by writing to Two Portland Square, Portland, Maine 04101 or by calling 1-800-290-9826. The Fund has not authorized anyone to provide you with information that is different from what is contained in this prospectus or in other documents to which this prospectus refers you.

MUTUAL FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE SYSTEM OR ANY OTHER GOVERNMENT AGENCY AND ALSO ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR ITS AFFILIATES. MUTUAL FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                                                 PROSPECTUS
                                                                 March 1, 1997

             FUNDS AVAILABLE THROUGH SCHRODER FUND ADVISORS INC.
       PLEASE CALL FOR COMPLETE INFORMATION AND TO OBTAIN A PROSPECTUS.
           PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

SCHRODER CAPITAL FUNDS (DELAWARE) (1-800-290-9826)
SCHRODER INTERNATIONAL FUND
SCHRODER EMERGING MARKETS FUND --
  INSTITUTIONAL PORTFOLIO
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND
SCHRODER U.S. SMALLER COMPANIES FUND
SCHRODER U.S. EQUITY FUND
SCHRODER SERIES TRUST (1-800-464-3108)
SCHRODER EQUITY VALUE FUND
SCHRODER SMALL CAPITALIZATION VALUE FUND
SCHRODER HIGH YIELD INCOME FUND
SCHRODER INVESTMENT GRADE INCOME FUND
SCHRODER SHORT-TERM INVESTMENT FUND

PROSPECTUS SUMMARY

    This prospectus offers Advisor Class shares ("Advisor Shares" or "Shares") of the Fund. The Fund is a separately managed, diversified series of the Trust, an open-end, management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS.

    OBJECTIVE. Long-term capital appreciation through investment in securities markets outside the United States.

    STRATEGY. Invests primarily in equity securities of companies domiciled outside the United States.

    INVESTMENT ADVISER. The Portfolio's investment adviser is Schroder Capital Management International Inc. ("SCMI"), 787 Seventh Avenue, New York, New York 10019. The Fund (and indirectly its shareholders) bears a pro rata portion of the investment advisory fee the Portfolio pays to SCMI. See "Management of the Fund - Investment Adviser and Portfolio Manager."

    ADMINISTRATIVE SERVICES. Schroder Fund Advisors Inc. ("Schroder Advisors") serves as administrator and distributor of the Fund, and Forum Administrative Services, Limited Liability Company ("Forum") serves as the Fund's sub-administrator.

    PURCHASES AND REDEMPTIONS OF SHARES. Shares may be purchased or redeemed by mail, by bank-wire and through your broker-dealer or other financial institution. The minimum initial investment is $2,500, except that the minimum for an Individual Retirement Account ("IRA") is $250. The minimum subsequent investment is $250. See "Investment in the Fund -- Purchase of Shares" and
" -- Redemption of Shares."

    DIVIDENDS AND OTHER DISTRIBUTIONS. The Fund annually declares and pays as a dividend substantially all of its net investment income and at least annually distributes any net realized long-term capital gain and gains from foreign currency transactions. Dividends and long-term capital gain distributions are reinvested automatically in additional Advisor Shares of the Fund at net asset value unless you elect in your Account Application, or otherwise in writing, to receive dividends and other distributions in cash. See "Dividends, Distributions and Taxes."

    RISK CONSIDERATIONS. Alone, the Fund is not a balanced investment plan. It is intended for long-term investors seeking international diversification who are willing to accept the risks of foreign investing. Investments in foreign securities involve certain risks not associated with domestic investing, including uncertain political and economic developments, the possible imposition of exchange controls or other changes in foreign governmental laws or restrictions. Of course, as with any mutual fund, there is no assurance that the Fund or Portfolio will achieve its investment objective.

    The Fund's net asset value ("NAV") varies because the market value of the Portfolio's investments will change with changes in the value of the securities in which the Portfolio invests and with changes in market conditions, interest rates, currency notes, or political or economic situations. When you sell your shares, they may be worth more or less than what you paid for them. For further information, see "Risk Considerations".

EXPENSES OF INVESTING IN THE FUND

FEE TABLE

    The table below is intended to assist you in understanding the expenses that an investor in Advisor Shares of the Fund would incur. There are no transaction expenses associated with purchases or redemptions of Advisor Shares.

    ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)(1)
    Management Fees (after fee waiver)(2)(3)...........................   0.65%
    12b-1 Fees(4)......................................................    None
    Other Expenses (after expense reimbursement)(3)....................   0.59%
    Total Fund Operating Expenses(3)...................................   1.24%
(1) Based on the Fund's expenses for the fiscal year ended October 31, 1996. The Fund's expenses include the Fund's pro rata portion of all operating expenses of the Portfolio.
(2) Management Fees reflect the fees paid by the Portfolio and the Fund for investment advisory and administrative services.
(3) SCMI and Schroder Advisors have voluntarily undertaken to waive a portion of their fees and assume certain expenses of the Fund during the current fiscal year in order to limit the Fund's Total Fund Operating Expenses to 1.24% of the Fund's average daily net assets. This undertaking cannot be withdrawn except by a majority vote of the Trust's Board of Trustees. See "Management of the Fund -- Expenses." Without waivers and reimbursements, Management Fees, Other Expenses and Total Fund Operating Expenses would be 0.68%, 0.61% and 1.29%, respectively.
(4) Subject to the approval of the Trust's Board of Trustees 12b-1 fees may be imposed at an annual rate of up to 0.50%.

EXAMPLE

    The table below indicates how much you would pay in total expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each period. The example is based on the expenses listed above and reinvestment of all dividends and other distributions. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS; ACTUAL EXPENSES OR RETURNS MAY VARY FROM THOSE SHOWN. The 5% annual return is not a prediction of the Fund's return, but is the percentage required by the SEC for use in this example.

         1 year.......................................................  $ 13
         3 years......................................................  $ 39
         5 years......................................................  $ 68
         10 years.....................................................  $150

FINANCIAL HIGHLIGHTS

    The financial highlights are presented below to assist you in evaluating per share performance of the Fund. Information presented is for Investor Shares as Advisor Shares were not issued for the periods shown. Information for periods prior to August 1, 1989 pertains to the Fund's predecessor-in-interest. Information for all periods after the year ended September 30, 1988 has been audited by Coopers & Lybrand L.L.P., independent accountants to the Fund. The Fund's financial statements for the year ended October 31, 1996, and the related independent accountants' report are contained in the Fund's Annual Report to Shareholders and are incorporated by reference into the SAI. Further information about the performance of the Fund is also contained in the Annual Report, which may be obtained without charge by writing the Fund at Two Portland Square, Portland, Maine 04101 or by calling 1-800-290-9826.


                                                                                                            Month
                                                                                                            Ended
                                                      Year ended October 31,                             October 31,
                           ---------------------------------------------------------------------------  -------------
                           1996(a)(b)     1995       1994       1993       1992       1991       1990       1989

----------------------------------------------------------------------------------------------------------------------
Net Asset Value,
   Beginning of Period       $20.91      $23.17     $20.38     $15.15     $16.22     $17.70     $18.20      $18.95
                             ------      ------     ------     ------     ------     ------     ------      ------
Investment Operations:
   Net Investment Income       0.15(b)     0.46       0.18       0.08       0.25       0.25       0.15        0.03
                             ------      ------     ------     ------     ------     ------     ------      ------
   Net Realized Gain
      (Loss)                   1.74       (0.18)      2.69       5.27      (1.04)     (0.25)     (0.12)      (0.78)
                             ------      ------     ------     ------     ------     ------     ------      ------
Total From Investment
   Operations                  1.89        0.28       2.87       5.35      (0.79)      0.00       0.03       (0.75)
                             ------      ------     ------     ------     ------     ------     ------      ------
Distributions from Net
   Investment Income          (0.47)         --      (0.08)     (0.12)     (0.23)     (0.25)     (0.16)       0.00
                             ------      ------     ------     ------     ------     ------     ------      ------
Distributions from
   Realized Capital Gain      (2.32)      (2.54)        --         --      (0.05)     (1.23)     (0.37)       0.00
                             ------      ------     ------     ------     ------     ------     ------      ------
Total Distributions           (2.79)      (2.54)     (0.08)     (0.12)     (0.28)     (1.48)     (0.53)       0.00
                             ------      ------     ------     ------     ------     ------     ------      ------
Net Asset Value, End of
   Period                    $20.01      $20.91     $23.17     $20.38     $15.15     $16.22     $17.70      $18.20
                             ------      ------     ------     ------     ------     ------     ------      ------
                             ------      ------     ------     ------     ------     ------     ------      ------
Total Return                 10.05%       2.08%     14.10%     35.54%     (4.93%)     0.45%     (0.07%)     (4.01%)

Ratio/Supplementary Data:
   Net Assets, End of
      Period (Thousands)   $202,735    $212,330   $500,504   $320,550   $159,556   $108,398    $62,348     $49,740

   Ratio of Expenses to
      Average Net Assets
      after waivers           0.99%(b)    0.91%      0.90%      0.91%      0.93%      1.07%      1.12%       1.12%(d)
   Ratio of Net
      Investment Income
      to Average Net
      Assets after
      waivers                 0.86%(b)    0.99%      0.94%      0.87%     1.62%       1.59%      0.83%       2.29%(d)
   Ratio of Expenses to
      Average Net Assets
      before waivers          1.04%(b)      N/A        N/A        N/A       N/A         N/A        N/A         N/A
   Ratio of Net
      Investment Income
      to Average Net
      Assets before
      waivers                 0.81%(b)      N/A        N/A        N/A       N/A         N/A        N/A         N/A
   Portfolio Turnover
      Rate(c)                 56.20%     61.26%     25.17%     56.05%    49.42%      50.58%     55.91%      21.98%(d)
   Average Brokerage
      Commission Rate(e)      $0.0256       N/A        N/A        N/A       N/A         N/A        N/A         N/A


                                      Year Ended
                                    September 30,
                              -----------------------------
                                1989       1988       1987
                                              Unaudited
                              -----------------------------
Net Asset Value,
   Beginning of Period        $14.40      $18.02     $14.07
                              ------      ------     ------
Investment Operations:
   Net Investment Income        0.20        0.05      (0.07)
                                ----      ------     ------
   Net Realized Gain
      (Loss)                    4.44        2.34)      4.71
                                ----      ------     ------
Total From Investment
   Operations                   4.64       (2.29)      4.64
                                ----      ------     ------
Distributions from Net
   Investment Income           (0.04)       0.00      (0.02)
                               -----      ------     -------
Distributions from
   Realized Capital Gain       (0.05)      (1.33)     (0.67)
                               -----      -------    --------
Total Distributions            (0.09)      (1.33)     (0.69)
                               -----      -------    --------
Net Asset Value, End of
   Period                     $18.95      $14.40     $18.02
                              ------      ------     ------
                              ------      ------     ------
Total Return                   32.2%      (0.12%)     34.8%
Ratio/Supplementary Data:
   Net Assets, End of
      Period (Thousands)     $48,655     $29,917    $32,553
   Ratio of Expenses to
      Average Net Assets
      after waivers            1.12%       1.30%      1.64%
   Ratio of Net
      Investment Income
      to Average Net
      Assets after
      waivers                  1.27%       0.38%     (0.42%)
   Ratio of Expenses to
      Average Net Assets
      before waivers             N/A         N/A        N/A
   Ratio of Net
      Investment Income
      to Average Net
      Assets before
      waivers                    N/A         N/A        N/A
   Portfolio Turnover
      Rate(c)                  72.25      86.19%      84.97%
   Average Brokerage
      Commission Rate(e)         N/A         N/A        N/A
---------
(a) On May 16, 1996, the Fund began offering two classes of shares, Investor Shares and Advisor Shares, and all then outstanding shares of the Fund were converted to Investor Shares.
(b) Includes the Fund's proportionate share of income and expenses of the Portfolio.
(c) Portfolio turnover rate represents the rate of portfolio activity. The rate for year ended October 31, 1996, represents the portfolio turnover rate of the Portfolio.
(d) Annualized.
(e) Amount represents the average commission per share paid to brokers on the purchase and sale of the Portfolio's investment portfolio securities.

INVESTMENT OBJECTIVE

    The investment objective of the Fund is long-term capital appreciation through investment in securities markets outside the United States.

    The Fund is designed for U.S. investors who seek international diversification of their investments by participating in foreign securities markets. The Fund is not a complete investment program and investments in the securities of foreign issuers generally involve risks in addition to the risks associated with investments in the securities of U.S. issuers. (See "Risk Considerations.") The Fund currently seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has substantially the same investment objective and policies as the Fund. There can be no assurance that the Fund or Portfolio will achieve its investment objective.

INVESTMENT POLICIES

    Although the following information describes the investment policies of the Portfolio and the responsibilities of Schroder Core's Board of Trustees (the "Schroder Core Board"), it applies equally to the Fund and the Trust's Board of Trustees (the "Trust Board"). Additional information concerning the investment policies of the Fund and the Portfolio is contained in the SAI.

    The investment objective, and the investment policies of the Portfolio that are designated as fundamental, may not be changed without approval of the holders of a majority of the outstanding voting securities of the Portfolio. A majority of outstanding voting securities means the lesser of (i) 67% of the shares present or represented at a shareholder meeting at which the holders of more than 50% of the outstanding shares are present or represented, or (ii) more than 50% of outstanding shares. Non-fundamental investment policies of the Portfolio may be changed by the Schroder Core Board without approval of the investors in the Portfolio.

    Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of companies domiciled outside the U.S. Investments by the Portfolio are selected on the basis of their potential for capital appreciation without regard for current income. The Portfolio may also invest in debt securities of foreign governments, international organizations and foreign corporations and in the securities of closed-end investment companies investing primarily in foreign securities. The Portfolio may invest up to 5% of its net assets in debt securities with relatively high risk and high yields (as compared to other debt securities meeting the Portfolio's investment criteria). The debt securities in which the Portfolio invests may be unrated, but will not be in default at the time of purchase. See "Risk Considerations" and "Debt Securities". Countries in which the Portfolio may invest include, but are not limited to, countries listed in the Morgan Stanley Capital International EAFE Index, which is a market capitalization index of companies in developed market countries in Europe, Australia and the Far East. The Portfolio invests in the securities of foreign issuers domiciled in at least three foreign countries. The Portfolio may invest more than 25% of its total assets in issuers located in any one country. See "Risk
Considerations -- Geographic Concentration." The Portfolio also may invest in securities of issuers located in countries considered by some to be emerging market countries. See "Risk Considerations -- Emerging Markets."

    The Portfolio may purchase preferred stock and convertible debt securities, including warrants and convertible preferred stock, and may purchase American Depository Receipts, European Depository Receipts or other similar securities of foreign issuers. The Portfolio also may enter into foreign exchange contracts, including forward contracts to purchase or sell foreign currencies, in anticipation of its currency requirements and to protect against possible adverse movements in foreign exchange rates. Although these contracts may reduce the risk of loss to the Portfolio from adverse movements in currency values, the contracts also limit possible gains from favorable movements. For temporary defensive purposes, the

Portfolio may invest without limitation in (or enter into repurchase agreements maturing in seven days or less with U.S. banks and broker-dealers with respect to) short-term debt securities, including U.S. Government securities, certificates of deposit and bankers' acceptances of U.S. banks. The Portfolio may also hold cash (U.S. dollars, foreign currencies or multinational currency units) and time deposits in U.S. and foreign banks. See "Risk Considerations" below and "Investment Policies" in the SAI.

    The following specific policies and limitations are considered at the time of any purchase; SCMI may not buy these instruments or use these techniques unless it believes that they are consistent with the Portfolio's objective.

    COMMON AND PREFERRED STOCK AND WARRANTS. The Portfolio may invest in common and preferred stock. Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company, are entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and preferred stockholders, if any, are paid. Preferred stock is a class of stock having a preference over common stock as to dividends and, generally, as to the recovery of investment. A preferred stockholder is also a shareholder and not a creditor of the company. Equity securities owned by the Portfolio may be traded in the over-the-counter market or on a securities exchange, but may not be traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by the Portfolio of a security to meet withdrawals by interest holders or otherwise may require the Portfolio to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the "book value" of an issuer or other objective measure of a company's worth.

    The Portfolio may also invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time.

    FOREIGN EXCHANGE CONTRACTS. Changes in foreign currency exchange rates will affect the U.S. dollar values of securities denominated in currencies other than the U.S. dollar. The rate of exchange between the U.S. dollar and other currencies fluctuates in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, other economic and financial conditions, government intervention, speculation, and other factors, many of which may be difficult if not impossible to predict. When investing in foreign securities, the Portfolio usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. The Portfolio incurs foreign exchange expenses in converting assets from one currency to another.

    The Portfolio may enter into foreign currency forward contracts for the purchase or sale of foreign currency to "lock in" the U.S. dollar price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities; or to hedge against the possibility that the currency of a foreign country in which the Portfolio has investments may suffer a decline against the U.S. dollar. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. This method of attempting to hedge the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities and may expose the Portfolio to the risk that the counterparty is unable to perform.

Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency. The Portfolio does not intend to maintain a net exposure to such contracts where the fulfillment of obligations under such contracts would obligate it to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in the currency. The Portfolio will not enter into these contracts for speculative purposes and will not enter into non-hedging currency contracts. These contracts involve a risk of loss if SCMI fails to predict currency values correctly. The Portfolio has no present intention to enter into currency futures or options contracts, but may do so in the future. See "Risk Considerations -- Currency Fluctuations and Devaluations."

    DEBT SECURITIES. The Portfolio may seek capital appreciation through investment in convertible or non-convertible debt securities. Capital appreciation in debt securities may arise as a result of a favorable change in relative foreign exchange rates, in relative interest rate levels, or in the creditworthiness of issuers. The receipt of income from such debt securities is incidental to the Portfolio's objective of long-term capital appreciation. Such income can be used, however, to offset the operating expenses of the Portfolio. In accordance with its investment objective, the Portfolio will not seek to benefit from anticipated short-term fluctuations in currency exchange rates. The Portfolio also may invest to a certain extent in debt securities in order to participate in debt-to-equity conversion programs incident to corporate reorganizations.

    Debt securities are generally subject to two kinds of risk -- credit risk and market risk. Credit risk refers to the ability of the debtor, and any other obligor, to pay principal and interest on the debt as it becomes due. The Portfolio may, from time to time, invest in debt securities with high risk and high yields (as compared to other debt securities meeting the Portfolio's investment criteria). The debt securities in which the Portfolio invests may be unrated, but will not be in default at the time of purchase. Market risk refers to the tendency of the value of debt securities to vary inversely with interest rate changes. Certain debt instruments may also be subject to extension risk, which refers to change in total return on a debt instrument resulting from extension or abbreviation of the instrument's maturity.

    The Portfolio may invest in debt securities issued or guaranteed by foreign governments (including countries, provinces and municipalities) or their agencies and instrumentalities; debt securities issued or guaranteed by international organizations designated or supported by multiple foreign governmental entities (which are not obligations of foreign governments) to promote economic reconstruction or development; and debt securities issued by corporations or financial institutions.

RISK CONSIDERATIONS

    FOREIGN INVESTMENTS. All investments, domestic and foreign, involve risks. Investment in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. While the Portfolio will generally invest only in securities of companies and governments in countries that SCMI, in its judgment, considers both politically and economically stable, all foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital. Foreign investments are subject to the risk of changes in foreign governmental attitudes towards private investment that could lead to nationalization, increased taxation or confiscation of Portfolio assets.

    Moreover, (i) dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income earned by the Portfolio; (ii) commission rates payable on foreign portfolio transactions are generally higher than in the United States; (iii) accounting, auditing and financial reporting standards differ from those in the United States, which means that less information about foreign companies may be available than is generally available about issuers of comparable securities in the United States; (iv) foreign securities often trade less frequently and with lower volume than United States securities and consequently may exhibit greater price volatility; and (v) foreign securities trading practices, including those involving securities settlement, may expose the Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer or registrar.

    EMERGING MARKETS. Investing in emerging market countries generally presents greater risk than does other foreign investing. In any emerging market country, there is the increased possibility of expropriation of assets, confiscatory taxation, nationalization of companies or industries, foreign exchange controls, foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in those countries. In the event of expropriation, nationalization or other confiscation, the Portfolio could lose its entire investment in the country involved. The economies of developing countries are more likely to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. There may also be less monitoring and regulation of emerging markets and the activities of brokers there. Investing may require that the Portfolio adopt special procedures, seek local government approvals or take other actions that may incur costs for the Portfolio.

    Certain emerging market countries may restrict investment by foreign investors. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Portfolio.

    Several emerging market countries have experienced high, and in some periods extremely high, rates of inflation in recent years. Inflation and rapid fluctuations in inflation rates may adversely affect these countries' economies and securities markets. Further, inflation accounting rules in some emerging market countries may indirectly generate losses or profits for certain emerging market companies.

    CURRENCY FLUCTUATIONS AND DEVALUATIONS. Because the Portfolio will invest heavily in non-U.S. currency-denominated securities, changes in foreign currency exchange rates will affect the value of the Portfolio's investments. A decline against the dollar in the value of currencies in which the Portfolio's investments are denominated will result in a corresponding decline in the dollar value of the Portfolio's assets. This risk is heightened in some emerging market countries.

    The Fund is required to distribute substantially all of its investment income in U.S. dollars. Because most of the Portfolio's income is received and realized in foreign currencies, a decline in the value of a particular foreign currency against the U.S. dollar that occurs after the Portfolio's income has been earned may require the Portfolio to liquidate some portfolio securities to acquire sufficient U.S. dollars to make such distributions. Similarly, if the exchange rate declines between the time the Portfolio incurs expenses in U.S. dollars and the time expenses are paid, the Portfolio may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet its expenses.

    GEOGRAPHIC CONCENTRATION. The Portfolio may invest more than 25% of its total assets in issuers located in any one country and to the extent that it does so, is susceptible to a range of factors that could adversely affect that country, including the political and economic developments and foreign exchange rate fluctuations discussed above. As a result of investing substantially in one country, the value of the Portfolio's assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration.

MANAGEMENT OF THE FUND

 SCHRODER GROUP ASSETS UNDER MANAGEMENT WORLDWIDE AS OF DECEMBER 31, 1996--
                              OVER $130 BILLION

THE SCHRODER INVESTMENT MANAGEMENT GROUP INVESTMENT AND REPRESENTATIVE OFFICES WORLDWIDE INCLUDE NEW YORK, LONDON, BOSTON, ZURICH, WARSAW, TOKYO, HONG KONG,
 BEIJING, SHANGHAI, TAIPEI, SEOUL, BANGKOK, KUALA LUMPUR, SINGAPORE, JAKARTA,
             SYDNEY, BUENOS AIRES, SAO PAULO, BOGOTA AND CARACAS.

           TOGETHER, SCHRODER CAPITAL MANAGEMENT INTERNATIONAL AND SCHRODER CAPITAL MANAGEMENT INC. MANAGE OVER $24 BILLION

BOARDS OF TRUSTEES

    The business and affairs of the Fund are managed under the direction of the Trust Board. The business and affairs of the Portfolio are managed under the direction of the Schroder Core Board. Additional information regarding the trustees and executive officers of the Trust, as well as Schroder Core's trustees and executive officers, may be found in the SAI.

INVESTMENT ADVISER AND PORTFOLIO MANAGERS

    As investment adviser to the Portfolio, SCMI manages the Portfolio and continuously reviews, supervises and administers its investments. In this regard, SCMI is responsible for making decisions relating to the Portfolio's investments and placing purchase and sale orders regarding investments with brokers or dealers selected by it in its discretion. For its services with respect to the Portfolio, the Investment Advisory Agreement between SCMI and Schroder Core provides that SCMI receives a monthly advisory fee at the annual rate of 0.45% of the Portfolio's average daily net assets, which the Fund indirectly bears through its investment in the Portfolio.

    SCMI is a wholly-owned U.S. subsidiary of Schroders Incorporated, the wholly-owned U.S. holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large world-wide group of banks and financial services companies (referred to as the "Schroder Group") with associated companies and branch and representative offices in eighteen countries. The Schroder Group specializes in providing investment management services. The investment management team of Mark J. Smith, a Trustee and President of the Trust and of Schroder Core, and Michael Perelstein, Vice President of the Trust and of Schroder

Core (with the assistance of an SCMI investment committee), is primarily responsible for the day-to-day management of the Portfolio's investment portfolio. Mr. Smith, who has managed the Fund's portfolio since October 1989 and the Portfolio's investments since its inception, has been a First Vice President of SCMI since April 1990 and a Director thereof since April 1993. He has been employed by various Schroder Group companies in the investment research and portfolio management areas since 1983. Mr. Perelstein has been a Senior Vice President of SCMI since January 2, 1997. Prior thereto, Mr. Perelstein was a Managing Director at MacKay Shields. Mr. Perelstein has more than twelve years of international and global investment experience.

    The Fund began pursuing its investment objective through investment in the Portfolio on November 1, 1995. The Fund may withdraw its investment from the Portfolio at any time if the Board determines that it is in the best interests of the Fund and its shareholders to do so. (See "Other Information -- Fund Structure.") Accordingly, the Fund has retained SCMI as its investment adviser to manage the Fund's assets in the event the Fund withdraws its investment. SCMI does not receive an investment advisory fee with respect to the Fund so long as the Fund remains completely invested in the Portfolio (or any other investment company). If the Fund resumes directly investing in portfolio securities, the Fund will pay SCMI a monthly advisory fee at the annual rate of 0.50% of the first $100 million of the Fund's average daily net assets; 0.40% of the next $150 million of average daily net assets; and 0.35% of average daily net assets in excess of $250 million. The investment advisory agreement between SCMI and the Trust with respect to the Fund is the same in all material respects as the investment advisory contract between SCMI and Schroder Core with respect to the Portfolio (except as to the parties, the fees payable thereunder, the circumstances under which fees will be paid and the jurisdiction whose laws govern the agreement).

ADMINISTRATIVE SERVICES

    On behalf of the Fund, the Trust has entered into an administrative services contract with Schroder Advisors, 787 Seventh Avenue, New York, New York 10019. On behalf of the Portfolio, the Trust has also entered into a sub-administration agreement with Forum, Two Portland Square, Portland, Maine 04101. Pursuant to these agreements, Schroder Advisors and Forum provide certain management and administrative services necessary for the Fund's operations. Schroder Advisors is compensated at the annual rate of 0.15% of the Fund's average daily net assets. Forum is compensated at the annual rate of 0.05% of the Fund's average daily net assets.

    Schroder Advisors and Forum provide similar services to the Portfolio, for which the Portfolio pays Schroder Advisors at an annual rate of 0.075% of the Portfolio's average daily net assets and pays Forum a monthly fee at the annual rate of 0.075% of the Portfolio's average daily net assets.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICE PLAN

    Schroder Advisors acts as distributor of the Fund's shares. Schroder Advisors was organized in 1989 and registered as a broker-dealer to serve as an administrator and distributor for the Fund and other mutual funds. The
Trust may compensate Schroder Advisors under a distribution plan, adopted pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") by the
Trust on behalf of the Fund's Advisor Shares. Schroder Advisors, in turn, may use these payments to compensate others for services provided, or to reimburse others for expenses incurred, in connection with the distribution of Advisor Shares. Payments under the Distribution Plan would be made monthly at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Advisor Shares. The maximum annual amount payable under the Distribution Plan is currently 0.25%, but no payments will be made under the Distribution Plan until the Board so authorizes.

    Payments under the Distribution Plan may be for various types of costs, including: (i) advertising expenses, (ii) costs of printing prospectuses and other materials to be given or sent to prospective investors, (iii) expenses of sales employees or agents of Schroder Advisors, including salary, commissions, travel and related expenses in connection with the distribution of Advisor Shares, (iv) payments to broker-dealers who advise shareholders regarding the purchase, sale, or retention of Advisor Shares, and (v) payments to banks, trust companies, broker-dealers (other than Schroder Advisors) or other financial organizations (collectively, "Service Organizations"). Payments to a particular Service Organization under the Distribution Plan will be calculated by reference to the average daily net assets of Advisor Shares owned beneficially by investors who have a brokerage or other service relationship with the Service Organization. The Fund will not be liable for distribution expenditures made by Schroder Advisors in any given year in excess of the maximum amount payable under the Distribution Plan in that year. Costs or expenses in excess of the annual limit may not be carried forward to future years. Salary expenses of sales personnel who are responsible for marketing various shares of portfolios of the Trust may be allocated to those portfolios, including the Advisor Shares of the Fund, that have adopted a plan similar to that of the Fund on the basis of average daily net assets. Travel expenses may be allocated to, or divided among, the particular portfolios of the Trust for which they are incurred.

    The Trust, on behalf of the Fund, has also adopted a shareholder service plan (the "Shareholder Service Plan"), pursuant to which Schroder Advisors is authorized to pay Service Organizations a servicing fee. Payments under the Shareholder Service Plan may be for various types of services, including: (i) answering customer inquiries regarding the manner in which purchases, exchanges and redemptions of shares of the Fund may be effected and other matters pertaining to the Fund's services, (ii) providing necessary personnel and facilities to establish and maintain shareholder accounts and records,
(iii) assisting shareholders in arranging for processing purchase, exchange and redemption transactions, (iv) arranging for the wiring of funds, (v) guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts, (vi) integrating periodic statements with other customer transactions and (vii) providing such other related services as the shareholder may request. The maximum amount payable under the Shareholder Service Plan is 0.25% of the Fund's average daily net assets attributable to Advisor Shares.

    Payments to a particular Service Organization under the Shareholder Service Plan are calculated by reference to the average daily net assets of Advisor Shares owned beneficially by investors who have a service relationship with the Service Organization. Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum or subsequent investments specified by the Fund or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by Schroder Advisors. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

EXPENSES

    SCMI and Schroder Advisors have voluntarily undertaken to waive a portion of their fees or assume certain expenses of the Fund in order to limit total Fund expenses (excluding taxes, interest, brokerage commissions and other portfolio transaction expenses and extraordinary expenses) chargeable to Advisor Shares to 1.24% of the average daily net assets of the Fund attributable to those shares. This expense limitation cannot be modified or withdrawn except by a majority vote of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Trust. If expense reimbursements are required, they will be made on a monthly basis. Forum may waive voluntarily all or a portion of their fees, from time to time.

PORTFOLIO TRANSACTIONS

    SCMI places orders for the purchase and sale of the Portfolio's investments with brokers and dealers selected by SCMI and seeks "best execution" of such portfolio transactions. The Portfolio may pay higher than the lowest available commission rates when SCMI believes it is reasonable to do so in light of the value of the brokerage and research services provided. Commission rates for brokerage transactions are fixed on many foreign securities exchanges, and in many cases are higher than commission rates for comparable transactions effected on U.S. securities exchanges.

    Subject to the Portfolio's policy of obtaining the best price consistent with quality of execution on transactions, SCMI may employ Schroder Securities Limited and its affiliates (collectively, "Schroder Securities"), affiliates of SCMI, to effect transactions of the Portfolio on certain foreign securities exchanges. Because of the affiliation between SCMI and Schroder Securities, the Portfolio's payment of commissions to Schroder Securities is subject to procedures adopted by the Schroder Core Board designed to ensure that the commissions will not exceed the usual and customary brokers' commissions. No specific portion of the Portfolio's brokerage will be directed to Schroder Securities and in no event will Schroder Securities receive any brokerage in recognition of research services.

    Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Schroder Core Board may determine, SCMI may consider sales of shares of the Fund or any other entity that invests in the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

    Although the Portfolio does not currently engage in directed brokerage arrangements to pay expenses, it may do so in the future. These arrangements (whereby brokers executing the Portfolio's portfolio transactions would agree to pay designated expenses of the Portfolio if brokerage commissions generated by the Portfolio reached certain levels) might reduce the Portfolio's expenses (and, indirectly, the Fund's expenses). These arrangements would not be expected to increase materially the brokerage commissions paid by the Portfolio.

CODE OF ETHICS

    The Trust, Schroder Core, SCMI, Schroder Advisors, and Schroders Incorporated have each adopted a code of ethics that contains a policy on personal securities transactions by "access persons," including portfolio managers and investment analysts. That policy complies in all material respects with the recommendations set forth in the Report of the Advisory Group on Personal Investing of the Investment Company Institute, of which the Trust is a member.

INVESTMENT IN THE FUND

PURCHASE OF SHARES

    Investors may purchase Advisor Shares directly from the Trust. Prospectuses, sales material and Account Applications can be obtained from the Trust or through Forum Financial Corp., the Fund's transfer agent (the "Transfer Agent"). See "Other Information -- Shareholder Inquiries". Investments may also be made through Service Organizations that assist their customers in purchasing shares of the Fund. Service Organizations may charge their customers a service fee for processing orders to purchase or sell shares of the Fund. Investors wishing to purchase shares through their accounts at a Service Organization should contact that organization directly for appropriate instructions.

    Shares of the Fund are offered at the net asset value next determined after receipt of a completed Account Application (at the address set forth below). The minimum initial investment is $2,500, except that the minimum for an IRA is $250. The minimum subsequent investment is $250. All purchase payments are invested in full and fractional shares. The Fund is authorized to reject any purchase order.

    Purchases may be made by mailing a check (in U.S. dollars), payable to Schroder International Fund, to:

    Schroder International Fund-Advisor Shares
    P.O. Box 446
    Portland, Maine 04112

    For initial purchases, the check must be accompanied by a completed Account Application in proper form. Further documentation may be requested from corporations, administrators, executors, personal representatives, directors or custodians to evidence the authority of the person or entity making the subscription request.

    Investors and Service Organizations (on behalf of their customers) may transmit purchase payments by Federal Reserve Bank wire directly to the Fund as follows:

    Chase Manhattan Bank
    New York, NY
    ABA No.: 021000021
    For Credit To: Forum Financial Corp.
    Account No.: 910-2-718187
    Ref.: Schroder International Fund -- Advisor Shares
    Account of: (shareholder name)
    Account Number: (shareholder account number)

    The wire order must specify the name of the Fund, the shares' class (i.e., Advisor Shares), the account name and number, address, confirmation number, amount to be wired, name of the wiring bank, and name and telephone number of the person to be contacted in connection with the order. If the initial investment is by wire, an account number will be assigned and an Account Application must be completed and mailed to the Fund before any account becomes active. Wire orders received prior to 4:00 p.m. (Eastern Time) on each day that the New York Stock Exchange is open for trading (a "Fund Business Day") will be processed at the net asset value determined as of that day. Wire orders received after 4:00 p.m. (Eastern Time) will be processed at the net asset value determined as of the next Fund Business Day. See "Net Asset Value."

    The Fund's Transfer Agent establishes for each shareholder of record an open account to which all shares purchased and all reinvested dividends and other distributions are credited. Although most shareholders elect not to receive share certificates, certificates for full shares can be obtained by specific written request to the Fund's Transfer Agent. No certificates are issued for fractional shares.

    The Transfer Agent will deem an account lost if six months have passed since correspondence to the shareholder's address of record is returned, unless the Transfer Agent determines the shareholder's new address. When an account is deemed lost, dividends and other distributions will automatically be reinvested. In addition, the amount of any outstanding checks for dividends and other distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

RETIREMENT PLANS AND INDIVIDUAL RETIREMENT ACCOUNTS

    Shares of the Fund are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available upon request. Before investing in the Fund through one of these plans, investors should consult their tax advisors.

    The Fund may be used as an investment vehicle for an IRA including SEP-IRA. An IRA naming The First National Bank of Boston as custodian is available from the Trust or the Transfer Agent. The minimum initial investment for an IRA is $250; the minimum subsequent investment is $250. Under certain circumstances contributions to an IRA may be tax deductible. IRAs are available to individuals (and their spouses) who receive compensation or earned income whether or not they are active participants in a tax-qualified or government-approved retirement plan. An IRA contribution by an individual or spouse who participates in a tax-qualified or government-approved retirement plan may not be deductible, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before effecting a rollover.

EXCHANGES

    Shareholders may exchange Shares of the Fund for shares of any other series of the Trust so long as they maintain the respective minimum account balance in each Fund in which they own shares. Exchanges between each Fund are at net asset value.

    For federal income tax purposes an exchange is considered to be a sale of shares on which a shareholder may realize a capital gain or loss. An exchange may be made by calling the Transfer Agent at (800) 344-8332 or by mailing written instructions to Schroder Capital Funds (Delaware), P.O. Box 446, Portland, Maine 04112. Exchange privileges may be exercised only in those states where shares of the other series of the Trust may legally be sold. Exchange privileges may be amended or terminated at any time upon sixty (60) days' notice.

REDEMPTION OF SHARES

    Shares of the Fund are redeemed at their next determined net asset value after receipt by the Fund (at the address set forth above under "Purchase of Shares") of a redemption request in proper form. Redemption requests may be made between 9:00 a.m. and 6:00 p.m. (Eastern Time) on each Fund Business Day. Redemption requests that are received prior to 4:00 p.m. (Eastern Time) will be processed at the net asset value determined as of that day. Redemption requests that are received after 4:00 p.m. (Eastern Time) will be processed at the net asset value determined the next Fund Business Day. See "Net Asset Value" below.

    By Telephone. Redemption requests may be made by telephoning the Transfer Agent at the telephone number on the cover page of this Prospectus. A shareholder must provide the Transfer Agent with the class of Shares, the dollar amount or number of shares to be redeemed, shareholder account number, and some additional form of identification such as a password. A redemption by telephone may be made only if the telephone redemption privilege option has been elected on the Account Application or otherwise in writing. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, reasonable procedures will be followed by the Transfer Agent to confirm that telephone instructions are genuine. The Transfer Agent and the Trust generally will not be liable for any losses due to unauthorized or fraudulent redemption requests, but may be liable if they do not follow these procedures. Shares for which certificates have been issued may not be redeemed by telephone. In times of drastic economic or market changes, it may be difficult to make redemptions by telephone. If a shareholder cannot reach the Transfer Agent by telephone, redemption requests may be mailed or hand-delivered to the Transfer Agent.

    Written Requests. Redemptions may be made by letter to the Fund specifying the class of shares, the dollar amount or number of Shares to be redeemed, and the shareholder account number. The letter must also be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign) and, in certain cases, signatures must be guaranteed by an institution that is acceptable to the Transfer Agent. Such institutions include certain banks, brokers, dealers (including municipal and government securities brokers and dealers), credit unions and savings associations. Notaries public are not acceptable. Further documentation may be requested to evidence the authority of the person or entity making the redemption request. Questions concerning the need for signature guarantees or documentation of authority should be directed to the Fund at the above address or by calling the telephone number appearing on the cover of this Prospectus.

    If Shares to be redeemed are held in certificate form, the certificates must be enclosed with the redemption request and the assignment form on the back of the certificates, (or an assignment separate from the certificates but accompanied by the certificates), must be signed by all owners in exactly the same way the owners' names are written on the face of the certificates. Requirements for signature guarantees and/or documentation of authority as described above could also apply. For your protection, the Fund suggests that certificates be sent by registered mail.

    ADDITIONAL REDEMPTION INFORMATION. Checks for redemption proceeds will normally be mailed within seven days. No redemption proceeds will be mailed until checks in payment for the purchase of the Shares to be redeemed have been cleared, which may take up to 15 calendar days from the purchase date. Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record.

    The Fund may suspend the right of redemption during any period when (i) trading on the New York Stock Exchange is restricted or that exchange is closed, (ii) the SEC has by order permitted such suspension, or (iii) an emergency (as defined by rules of the SEC) exists making disposal of portfolio investments or determination of the Fund's net asset value not reasonably practicable.

    If the Trust Board determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may redeem Shares in whole or in part by a distribution in kind of portfolio securities (from the investment portfolio of the Portfolio or of the Fund), in lieu of cash. The Fund will, however, redeem Shares solely in cash up to the lesser of $250,000 or 1% of net assets during any 90-day period for any one shareholder. In the event that payment for redeemed Shares is made wholly or partly in portfolio securities, the shareholder may be subject to additional risks and costs in converting the securities to cash. See "Additional Purchase and Redemption Information Redemption in Kind" in the SAI.

    The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for Federal income tax purposes.

    Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem Shares in any account (other than an IRA) if at any time the account does not have a value of at least $2,000, unless the value of the account falls below that amount solely as a result of market activity. Shareholders will be notified that the value of the account is less than $2,000 and be allowed at least 30 days to make an additional investment to increase the account balance to at least $2,000.

NET ASSET VALUE

    The net asset value per share of the Fund is calculated separately for each class of Shares of the Fund at 4:00 p.m. (Eastern Time), Monday through Friday, each Fund Business Day, which excludes the following U.S. holidays:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Share is calculated by dividing the aggregate value of the Fund's assets less all Fund liabilities, if any, by the number of Shares of the Fund outstanding.

    Generally, securities that are listed on recognized stock exchanges are valued at the last reported sale price, on the day when the securities are valued (the "Valuation Day"), on the primary exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges for which there were no sales on the Valuation Day are valued at the last sale price on the preceding trading day or at closing mid-market prices. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Schroder Core Board.

    Trading in securities on non-U.S. exchanges and over-the-counter markets may not take place on every day that the New York Stock Exchange is open for trading. Furthermore, trading takes place in various foreign markets on days on which the Fund's net asset value is not calculated. If events materially affecting the value of foreign securities occur between the time when their price is determined and the time when net asset value is calculated, such securities will be valued at fair value as determined in good faith by using methods approved by the Schroder Core Board.

    All assets and liabilities of the Portfolio denominated in foreign currencies are valued in U.S. dollars based on the exchange rate last quoted by a major bank prior to the time when the net asset value of the Fund is calculated.

DIVIDENDS, DISTRIBUTIONS AND TAXES

THE FUND

    The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. By complying therewith, the Fund will not have to pay federal income tax on that part of its income or net realized capital gain that is distributed to shareholders. The Fund intends to distribute substantially all of its income and net realized capital gain and therefore, intends not to be subject to Federal income tax. Dividends and capital gain distributions on Advisor Shares are reinvested automatically in additional Advisor Shares at net asset value unless the shareholder has elected in the Account Application or otherwise in writing to receive dividends and other distributions in cash.

    After every dividend and other distribution, the value of a Share declines by the amount of the distribution. Purchases made shortly before a dividend or other distribution include in the purchase price the amount of the distribution, which will be returned to the investor in the form of a taxable distribution.

    Dividends and other distributions paid by the Fund with respect to both classes of its shares will be calculated in the same manner and at the same time. The per share dividends on Advisor Shares are expected to be lower than the per share dividends on Investor Shares as a result of compensation payable to Service Organizations for shareholder servicing for the Advisor Shares.

    Dividends from the Fund's income generally will be taxable to shareholders as ordinary income, whether dividends are invested in additional Shares or received in cash. Distributions by the Fund of any net capital gain will be taxable to a shareholder as long-term capital gain regardless of how long the shareholder has held the Shares. Each year the Trust will notify shareholders of the tax status of dividends and other distributions.

    Dividends from the Fund will qualify for the dividends-received deduction for corporate shareholders to the extent dividends do not exceed the aggregate amount of dividends received by the Fund from domestic corporations, provided the Fund shares are held for more than 45 days. If securities held by the Fund are considered to be debt-financed (generally, acquired with borrowed funds); are held by the Fund for fewer than 46 days (91 days in the case of certain preferred stock); or are subject to certain forms of hedges or short sales, then the portion of the dividends paid by the Fund attributable to such securities will not be eligible for the dividends-received deduction.

    A redemption of Shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's basis in the redeemed Shares. If Shares are redeemed at a loss after being held for six months or less, the loss will be treated as a long-term, rather than a short-term, capital loss to the extent of any capital gain distributions received on those Shares.

    The Fund must withhold 31% from dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding. Depending on the residence of a shareholder for tax purposes, distributions from the Fund may also be subject to state and local taxes, including withholding taxes. Share-holders should consult their own tax advisors as to the tax consequences of their ownership of Shares.

    The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders; see the SAI for further information.

    EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on the Portfolio and its investments, which generally reduce the Fund's income. However, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income or capital gain than was actually distributed by the Fund but will also show the amount of the available offsetting credit or deduction.

    If the Fund is eligible to do so, it intends to elect to permit its shareholders to take a credit (or a deduction) for the Fund's share of foreign income taxes paid by the Portfolio. If the Fund does make such an election, its shareholders would include as gross income in their Federal income tax returns both (i) distributions received from the Fund and (ii) the amount that the Fund advises is their pro rata portion of foreign income taxes paid with respect to or withheld from dividends and interest paid to the Portfolio from its foreign investments. Shareholders then would be entitled, subject to certain limitations, to take a foreign tax credit against their Federal income tax liability for the amount of such foreign taxes or else to deduct such foreign taxes as an itemized deduction from gross income.

    In an effort to adhere to certain tax requirements, the Fund may have to limit its investment activity in some types of instruments.

    If the Fund's dividends exceed its taxable income in any year all or a portion of the Fund's dividends may be treated as a return of capital to shareholders for tax purposes. Any return of capital will reduce the cost basis of your shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your shares. Shareholders will be notified by the Trust if a distribution included a return of capital.

THE PORTFOLIO

    The Portfolio is not required to pay federal income tax because it is classified as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio will be deemed to have been "passed through" to the Fund in proportion to the Fund's holdings in the Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Portfolio.

    The Portfolio intends to conduct its operations so as to enable the Fund to qualify as a regulated investment company.

OTHER INFORMATION

CAPITALIZATION AND VOTING

    The Trust was organized as a Maryland corporation on July 30, 1969, reorganized on February 29, 1998 as Schroder Capital Funds, Inc. and reorganized as a Delaware business trust on January 9, 1996. The Trust has authority to issue an unlimited number of shares of beneficial interest. The Trust Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may divide such portfolios or series into classes of shares (such as the Advisor Shares), and the costs of doing so will be borne by the Trust. The Trust currently consists of eight separate portfolios, each of which has separate investment objectives and policies. The Fund currently consists of two classes of shares.

    Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation except that, due to the differing expenses borne by the classes, dividends and liquidation proceeds for each class will likely differ. Shares are fully paid and non-assessable, and have no pre-emptive rights. Shareholders have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held). Each share of the Fund has equal voting rights, except that if a matter affects only the shareholders of a particular class only shareholders of that class shall have a right to vote. On Trust matters requiring shareholder approval, shareholders of the Trust are entitled to vote only with respect to matters that affect the interests of the Fund or the class of shares they hold, except as otherwise required by applicable law.

    There will normally be no meetings of shareholders to elect Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. However, the holders of not less than a majority of the outstanding shares of the Trust may remove any person serving as a Trustee and the Trust Board will call a special meeting of shareholders to consider removal of one or more Trustees if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote.

REPORTS

    The Trust sends to each Fund shareholder a semi-annual report and an audited annual report containing the Fund's financial statements.

PERFORMANCE

    The Fund may include quotations of its average annual total return, cumulative total return and other performance measures in advertisements or reports to shareholders or prospective investors. Average annual total return of a class of shares is based upon the overall dollar or percentage change in value of a hypothetical investment each year over specified periods. Average annual total returns reflect the deduction of a proportional share of a Fund's expenses (on an annual basis) and assumes investment and reinvestment of all dividends and distributions at NAV. Cumulative total returns are calculated similarly except that the total return is aggregated over the relevant period instead of annualized.

    Performance quotations are calculated separately for each class of shares of the Fund. The Fund may also be compared to various unmanaged securities indices, groups of mutual funds tracked by mutual fund ratings services, or other general economic indicators. Unmanaged indices may assume the reinvestment of dividends but do not reflect deductions for administrative and management costs and expenses.

    Performance information represents only past performance and does not necessarily indicate future results. For a description of the methods used to determine total return and other performance measures for the Fund, see the SAI.

CUSTODIAN AND TRANSFER AGENT

    The Chase Manhattan Bank, N.A. is custodian of the Fund's and of the Portfolio's assets. Forum Financial Corp. serves as the Fund's transfer and dividend disbursing agent.

SHAREHOLDER INQUIRIES

    Inquiries about the Fund, including its past performance, should be directed to:

    Schroder International Fund
    P.O. Box 446
    Portland, Maine 04112

    Information about specific shareholder accounts may be obtained from the Transfer Agent by calling (800) 344-8332.

SERVICE ORGANIZATIONS

    The Glass-Steagall Act and other applicable laws and regulations provide that banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

FUND STRUCTURE

    CLASSES OF SHARES. The Fund has two classes of shares, Advisor Shares and Investor Shares. Investor Shares are offered by a separate prospectus to corporations, institutions, and fiduciaries, including fiduciary, agency, and custodial clients of bank trust departments, trust companies, and their affiliates. Advisor Shares incur more expenses than Investor Shares. Except for certain differences, each share of each class represents an undivided, proportionate interest in the Fund. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of the Fund except that, due to the differing expenses borne by the two classes, the amount of dividends and other distributions will differ between the classes. Information about Investor Shares is available from the Fund by calling Schroder Advisors at (800) 730-2932.

    THE PORTFOLIO. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has the same investment objective and substantially similar policies as the Fund. Accordingly, the Portfolio directly acquires its own securities and the Fund acquires an indirect interest in those securities. The Portfolio is a separate series of Schroder Core, a business trust organized under the laws of the State of Delaware in September 1995. Schroder Core is registered under the 1940 Act as an open-end, management investment company and currently has four separate series. The assets of the Portfolio, a diversified portfolio, belong only to, and the liabilities of the Portfolio are borne solely by, the Portfolio and no other portfolio of Schroder Core.

    The Fund's investment in the Portfolio is in the form of a non-transferable beneficial interest. As of March 1, 1997, the Fund is the only institutional investor in the Portfolio. The Portfolio may permit other investment companies or institutional investors to invest in it. All other investors in the Portfolio will invest on the same terms and conditions as the Fund and will pay a proportionate share of the Portfolio's expenses.

    The Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in the Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Portfolio. On most issues subject to a vote of investors, as required by the 1940 Act and other applicable law, the Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by its shareholders. If there are other investors in the Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders will receive a majority of votes cast by all investors in the Portfolio; indeed, if other investors hold a majority interest in the Portfolio, they could have voting control of the Portfolio.

    The Portfolio will not sell its shares directly to members of the general public. Another investor in the Portfolio, such as an investment company, that might sell its shares to members of the general public would not be required to sell its shares at the same public offering price as the Fund and could have different advisory and other fees and expenses than the Fund. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests exclusively in the Portfolio. There is currently no such other investment company that offers its shares to members of the general public. Information regarding any such funds in the future will be available from Schroder Core by calling at (800) 730-2932.

    Under federal securities law, any person or entity that signs a registration statement may be liable for a misstatement or omission of a material fact in the registration statement. Schroder Core, its Trustees and certain of its officers are required to sign the registration statement of the Trust and may be required to sign the registration statements of certain other investors in the Portfolio. In addition, under federal securities law, Schroder Core may be liable for misstatements or omissions of a material fact in any proxy soliciting material of an investor in Schroder Core, including the Fund. Each investor in the Portfolio, including the Trust, will indemnify Schroder Core and its Trustees and officers ("Schroder Core Indemnitees") against certain claims.

    Indemnified claims are those brought against Schroder Core Indemnitees based on a misstatement or omission of a material fact in the investor's registration statement or proxy materials. No indemnification need be made, however, if such alleged misstatement or omission relates to information about Schroder Core and was supplied to the investor by Schroder Core. Similarly, Schroder Core will indemnify each investor in the Portfolio, including the Fund, for any claims brought against the investor with respect to the investor's registration statement or proxy materials, to the extent the claim is based on a misstatement or omission of a material fact relating to information about Schroder Core that is supplied to the investor by Schroder Core. In addition, each registered investment company investor in the Portfolio will indemnify each Schroder Core Indemnitee against any claim based on a misstatement or omission of a material fact relating to information about a series of the registered investment company that did not invest in the Schroder Core. The principal purpose of these cross-indemnity provisions is to limit the liability of Schroder Core to information that it knows or should know and can control. With respect to other prospectuses and other offering documents and proxy materials of investors in Schroder Core, its liability is similarly limited to information about and supplied by it.

    CERTAIN RISKS OF INVESTING IN THE PORTFOLIO. The Fund's investment in the Portfolio may be affected by the actions of other large investors in the Portfolio, if any. For example, if the Portfolio had a large investor other than the Fund that redeemed its interest in the Portfolio, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.

    The Fund may withdraw its entire investment from the Portfolio at any time, if the Trust Board determines that it is in the best interests of the Fund and its shareholders to do so. The Fund might withdraw, for example, if there were other investors in the Portfolio with power to, and who did by a vote of the shareholders of all investors (including the Fund), change the investment objective or policies of the Portfolio in a manner not acceptable to the Trust Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it would likely incur brokerage fees or other transaction costs. If the Fund withdrew its investment from the Portfolio, the Trust Board would consider appropriate alternatives, including the management of the Fund's assets in accordance with its investment objective and policies by SCMI, or the investment of all of the Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund. The inability of the Fund to find a suitable replacement investment, if the Board decided not to permit SCMI to manage the Fund's assets, could have a significant impact on shareholders of the Fund.

    Each investor in the Portfolio, including the Fund, may be liable for all obligations of the Portfolio. The risk to an investor in the Portfolio of incurring financial loss on account of such liability, however, is limited to circumstances in which the Portfolio is unable to meet its obligations, the occurrence of which SCMI considers to be quite remote. Upon liquidation of the Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

INVESTMENT ADVISER
Schroder Capital Management International Inc.
787 Seventh Avenue
New York, New York 10019
ADMINISTRATOR & DISTRIBUTOR
Schroder Fund Advisors Inc.
787 Seventh Avenue
New York, New York 10019
SUB-ADMINISTRATOR
Forum Administrative Services, Limited Liability Company
Two Portland Square
Portland, Maine 04101
CUSTODIAN
The Chase Manhattan Bank, N.A.
Global Custody Division
Woolgate House, Coleman Street
London EC2P 2HD, United Kingdom
TRANSFER AND DIVIDEND DISBURSING AGENT
Forum Financial Corp.
P.O. Box 446
Portland, Maine 04112
INDEPENDENT ACCOUNTANTS
Coopers & Lybrand, L.L.P.
One Post Office Square
Boston, Massachusetts 02109

Table of Contents

PROSPECTUS SUMMARY....................   3
EXPENSES OF INVESTING IN THE FUND.....   4
Fee Table.............................   4
Example...............................   4
FINANCIAL HIGHLIGHTS..................   5
INVESTMENT OBJECTIVE..................   6
INVESTMENT POLICIES...................   6
RISK CONSIDERATIONS...................   8
MANAGEMENT OF THE FUND................  10
Boards of Trustees....................  10
Investment Adviser and Portfolio
 Managers.............................  10
Administrative Services...............  11
Distribution Plan and Shareholder
 Service Plan.........................  11
Expenses..............................  12
Portfolio Transactions................  13
Code of Ethics........................  13
INVESTMENT IN THE FUND................  13
Purchase of Shares....................  13
Retirement Plans and Individual
 Retirement
 Accounts.............................  14
Exchanges.............................  15
Redemption of Shares..................  15
Net Asset Value.......................  16
DIVIDENDS, DISTRIBUTIONS AND TAXES....  17
The Fund..............................  17
The Portfolio.........................  18
OTHER INFORMATION.....................  18
Capitalization and Voting.............  18
Reports...............................  19
Performance...........................  19
Custodian and Transfer Agent..........  19
Shareholder Inquiries.................  19
Service Organizations.................  19
Fund Structure........................  20

[LOGO]

--------------------------------------------









       SCHRODER
       INTERNATIONAL
       FUND



       ADVISOR SHARES

       PROSPECTUS

       MARCH 1, 1997

       SCHRODER CAPITAL FUNDS (DELAWARE)

SCHRODER U.S. SMALLER COMPANIES FUND
ADVISOR SHARES

This fund's investment objective is capital appreciation. It seeks to achieve its objective by investing primarily in equity securities of companies domiciled in the United States that have market capitalizations of $1.5 billion or less. It is intended for long-term investors seeking to diversify Their growth investments who are willing to accept the risks associated with investments in smaller companies. Current income will be incidental to the objective of capital appreciation.

                                        [LOGO]

                                                      Proof of February 27, 1997


                               YOUR WINDOW ON THE WORLD

Schroder U.S. Smaller Companies Fund (the "Fund"), a series of Schroder Capital Funds, (Delaware) (the "Trust"), seeks to achieve its investment objective by investing substantially all of its assets in Schroder U.S. Smaller Companies Portfolio (the "Portfolio"), which invests, under normal market conditions, at least 65% of its total assets in equity securities of companies domiciled in the United States that, at the time of purchase, have market capitalizations of $1.5 billion or less. The Portfolio is a separately managed, diversified series of Schroder Capital Funds ("Schroder Core"), an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Portfolio has an identical investment objective and substantially similar investment policies as the Fund. Accordingly, the Fund's investment experience will correspond directly with the Portfolio's investment experience. See "Other Information -- Fund Structure."

This prospectus sets forth concisely the information you should know before investing and should be retained for further reference. To learn more about the Fund, you may obtain a copy of the Fund's current Statement of Additional Information (the "SAI") which is incorporated by reference into this Prospectus. The SAI dated March 1, 1997, as amended from time to time, has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials for reference on the their Internet Web Site (http://www.sec.gov) or may be obtained without charge from the Trust by writing to Two Portland Square, Portland, Maine 04101 or by calling 1-800-290-9826. The Fund has not authorized anyone to provide you with information that is different from what is contained in this prospectus or in other documents to which this prospectus refers you.

MUTUAL FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE SYSTEM OR ANY OTHER GOVERNMENT AGENCY AND ALSO ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR ITS AFFILIATES. MUTUAL FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                      PROSPECTUS
                                                                   MARCH 1, 1997

PROSPECTUS SUMMARY

    This prospectus offers Advisor Class shares ("Advisor Shares" or "Shares") of the Fund. The Fund is a separately managed, diversified series of the Trust, an open-end, management investment company registered under the 1940 Act. THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS.

    OBJECTIVE. Capital appreciation.

    STRATEGY. Invests at least 65% of its total assets in equity securities of companies domiciled in the United States that have market capitalizations, at the time of purchase, of $1.5 billion or less.

    INVESTMENT ADVISER. The Portfolio's investment adviser is Schroder Capital Management International Inc. ("SCMI"), 787 Seventh Avenue, New York, New York 10019. The Fund (and indirectly its shareholders) bears a pro rata portion of the investment advisory fee the Portfolio pays to SCMI. See "Management of the Fund -- Investment Adviser and Portfolio Manager."

    ADMINISTRATIVE SERVICES. Schroder Fund Advisors Inc. ("Schroder Advisors") serves as administrator and distributor of the Fund, and Forum Administrative Services, Limited Liability Company ("Forum") serves as the Fund's sub-administrator.

    PURCHASES AND REDEMPTIONS OF SHARES. Shares may be purchased or redeemed by mail, by bank-wire and through your broker-dealer or other financial institution. The minimum initial investment is $10,000, except that the minimum for an Individual Retirement Account ("IRA") is $2,000. The minimum subsequent investment is $2,500. See "Investment in the Fund -- Purchase of Shares" and " -- Redemption of Shares."

    DIVIDENDS AND OTHER DISTRIBUTIONS. The Fund annually declares and pays as a dividend substantially all of its net investment income and at least annually distributes any net realized long-term capital gain and gains from foreign currency transactions. Dividends and long-term capital gain distributions are reinvested automatically in additional Advisor Shares of the Fund at net asset value unless you elect in your Account Application, or otherwise in writing, to receive dividends and other distributions in cash. See "Dividends, Distributions and Taxes."

    RISK CONSIDERATIONS. Alone, the fund is not a balanced investment plan. It is intended for long-term investors seeking to diversify their growth investments who are willing to accept the risks associated with investments in smaller companies. Investment in smaller companies involves risks in addition to those normally associated with investments in equity securities of large capitalization companies. Of course, as with any mutual fund, there is no assurance that the Fund or Portfolio will achieve its investment objective.

    The Fund's net asset value ("NAV") varies because the market value of the Portfolio's investments will change with changes in the value of the securities in which the Portfolio invests and with changes in market conditions, interest rates, currency rates, or political or economic situations. When you sell your shares, they may be worth more or less than what you paid for them. For further information, see "Risk Considerations."

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FUNDS AVAILABLE THROUGH SCHRODER FUND ADVISORS INC.
           PLEASE CALL FOR COMPLETE INFORMATION AND TO OBTAIN A PROSPECTUS.
               PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

SCHRODER CAPITAL FUNDS (DELAWARE)      SCHRODER SERIES TRUST (1-800-464-3108)
(1-800-290-9826)                       SCHRODER EQUITY VALUE FUND
SCHRODER INTERNATIONAL FUND            SCHRODER SMALL CAPITALIZATION VALUE FUND
SCHRODER EMERGING MARKETS FUND --      SCHRODER HIGH YIELD INCOME FUND
  INSTITUTIONAL PORTFOLIO              SCHRODER INVESTMENT GRADE INCOME FUND
SCHRODER INTERNATIONAL SMALLER         SCHRODER SHORT-TERM INVESTMENT FUND
  COMPANIES FUND
SCHRODER U.S. SMALLER COMPANIES FUND
SCHRODER U.S. EQUITY FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

EXPENSES OF INVESTING IN THE FUND

FEE TABLE

    The table below is intended to assist you in understanding the expenses that an investor in Advisor Shares of the Fund would incur. There are no transaction expenses associated with purchases or redemptions of Advisor Shares. The Annual Fund Operating Expenses reflect projected fees, expenses and waivers for the current fiscal year.

Annual Fund Operating Expenses (as a percentage of average net assets)(1)

         Management Fees(2)(3) . . . . . . . . . . . . . . . . . . .    0.53%
         12b-1 Fees(4) . . . . . . . . . . . . . . . . . . . . . . .    None
         Other Expenses. . . . . . . . . . . . . . . . . . . . . . .    1.21%
         Total Fund Operating Expenses(3). . . . . . . . . . . . . .    1.74%

(1) The Fund's expenses include the Fund's pro rata portion of all operating expenses of the Portfolio.
(2) Management Fees reflect the fees paid by the Portfolio and the Fund for investment advisory and administrative services.
(3) SCMI and Schroder Advisors have voluntarily undertaken to waive a portion of their fees and assume certain expenses of the Fund during the current fiscal year in order to limit the Fund's Total Fund Operating Expenses to 1.74% of the Fund's average daily net assets. This undertaking cannot be withdrawn except by a majority vote of the Trust's Board of Trustees. See "Management of the Fund -- Expenses." Without fee waivers, Management Fees and Total Fund Operating Expenses would be 0.85% and 2.06%, respectively.
(4) In the future, subject to the approval of the Trust's Board of Trustees, 12b-1 fees may be charged at an annual rate of up to 0.50%.

Example
    The table below indicates how much you would pay in total expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period. The example is based on the expenses listed above, and assumes the reinvestment of all dividends and other distributions. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS; ACTUAL EXPENSES OR RETURNS MAY VARY FROM THOSE SHOWN. The 5% annual return is not a prediction of the Fund's return, but is the percentage required by the SEC for use in this example.

          1 year . . . . . . . . . . . . . . . . . . . . . . . . . .    $ 18
          3 years. . . . . . . . . . . . . . . . . . . . . . . . . .    $ 55
          5 years. . . . . . . . . . . . . . . . . . . . . . . . . .    $ 94
         10 years. . . . . . . . . . . . . . . . . . . . . . . . . .    $205

FINANCIAL HIGHLIGHTS

    The financial highlights of the Fund are presented below to assist you in evaluating per share performance of the Fund's Investor Shares. Information presented is for Investor Shares as Advisor Shares were not issued for the periods shown. This information is part of the Fund's financial statements and has been audited by Coopers & Lybrand L.L.P., independent accountants to the Fund. The Fund's financial statements for the year ended October 31, 1996, and the related independent accountants' report are contained in the Fund's Annual Report to Shareholders and are incorporated by reference into the SAI. Further information about the performance of the Fund is also contained in the Annual Report, which may be obtained without charge by writing the Fund at Two Portland Square, Portland, Maine 04101 or by calling 1-800-290-9826.


                                                      Year Ended October 31,                August 6,
                                            ----------------------------------------        1993(b) -
                                             1996(a)           1995            1994     October 31, 1993
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $15.14          $11.81          $10.99         $10.00
                                            ---------       ---------       ---------       --------
Investment Operations:
    Net Investment Loss                         (0.06)(c)       (0.04)          (0.07)         (0.02)
    Net Realized and Unrealized Gain
    (Loss)                                       4.10            3.78            0.97           1.01
                                            ---------       ---------       ---------       --------
Total from Investment Operations                 4.04            3.74            0.90           0.99
                                            ---------       ---------       ---------       --------
Distributions from Net Realized Gain            (1.95)          (0.41)          (0.08)          --
                                            ---------       ---------       ---------       --------
Net Asset Value, End of Period                 $17.23          $15.14          $11.81         $10.99
                                            ---------       ---------       ---------       --------
                                            ---------       ---------       ---------       --------
Total Return                                    29.35%          32.84%           8.26%          9.90%
Ratios/Supplementary Data:
    Net Assets, End of Period (Thousands)     $13,743         $15,287         $13,324        $12,489
    Ratio of Expenses to Average Net
        Assets                                   1.49(c)(d)      1.49%           1.45%           2.03%(e)
    Ratio of Net Investment Loss to
        Average Net Assets                      (0.35)(c)(d)    (0.30%)         (0.58%)         (0.99%)(e)
    Portfolio Turnover Rate(f)                  58.50%          92.68%          70.82%          12.58%
    Average Brokerage Commission Rate(g)      $0.0583             N/A             N/A            N/A

---------

(a) On May 17, 1996, the Fund began offering two classes of shares, Investor Shares and Advisor Shares, and all then outstanding shares of the Fund were converted to Investor Shares.

(b) Commencement of operations.

(c) Includes the Fund's proportionate share of income and expenses of the Portfolio.

(d) During the year ended October 31, 1996, various fees were waived. Had such waivers not occurred, the ratio of expenses to average net assets would have been 1.80% and the ratio of net investment loss to average net assets would have been (0.66)%, both of which include the Fund's proportionate share of income and expenses of the Portfolio.

(e) Annualized.

(f) Portfolio turnover rate represents the rate of portfolio activity. The rate for year ended October 31, 1996, represents the portfolio turnover rate of the Portfolio.

(g) The average commission per share represents the amount paid to brokers on the purchase and sale of portfolio securities while the Fund was making investments directly in securities.

INVESTMENT OBJECTIVE

    The investment objective of the Fund is capital appreciation. Current income is incidental to the objective of capital appreciation. The Fund is not intended for investors whose objective is assured income or preservation of capital. It is, rather, appropriate for investors who can bear the special risks associated with investment in smaller capitalization companies.

    The Fund currently seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has substantially the same investment objective and policies as the Fund. There can be no assurance that the Fund or Portfolio will achieve its investment objective.

INVESTMENT POLICIES

    Although the following information describes the investment policies of the Portfolio and the responsibilities of Schroder Core's Board of Trustees (the "Schroder Core Board"), it applies equally to the Fund and the Trust's Board of Trustees (the "Trust Board"). Additional information concerning the investment policies of the Fund and the Portfolio is contained in the SAI.

    The investment objective, and the investment policies of the Portfolio that are designated as fundamental, may not be changed without approval of the holders of a majority of the outstanding voting securities of the Portfolio. A majority of outstanding voting securities means the lesser of (i) 67% of the shares present or represented at a shareholder meeting at which the holders of more than 50% of the outstanding shares are present or represented, or (ii) more than 50% of outstanding shares. Non-fundamental investment policies of the Portfolio may be changed by the Schroder Core Board without approval of the investors in the Portfolio.

    Under normal market conditions, the Portfolio will seek to achieve its investment objective by investing, at least 65% of its total assets in equity securities of United States-domiciled companies that at the time of purchase have market capitalizations of $1.5 billion or less. (Market capitalization means the market value of a company's outstanding stock.)

    In its investment approach, SCMI will identify securities of companies that it believes can generate above average earnings growth, and are selling at favorable prices in relation to book values and earnings. SCMI's assessment of the competency of an issuer's management will be an important investment consideration. These criteria are not rigid, and other investments may be included in the Portfolio if they could help the Portfolio attain its objective. These criteria can be changed by the Schroder Core Board, without shareholder approval.

    The Portfolio will invest principally in equity securities, namely, common stocks; securities convertible into common stocks; or, subject to special limitations, rights or warrants to subscribe for or purchase common stocks. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. The Portfolio may also invest to a limited degree in non-convertible debt securities and preferred stocks when SCMI believes that such investments are warranted to achieve the Portfolio's investment objective.

    The Portfolio may invest in securities of small, unseasoned companies (which, together with any predecessors, have been in operation for less than three years), as well as in securities of more established companies. The Portfolio intends to invest no more than 25% of its total assets in unseasoned companies.

    Although there is no minimum rating for debt securities (convertible or non-convertible) in which the Portfolio may invest, the Portfolio intends to invest no more than 5% of its net assets in debt securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P") (such securities are commonly known as "high yield/high risk" securities or "junk bonds"), and it will not invest in debt securities that are in default. Prices of high yield/high risk securities are generally more volatile than prices of higher rated securities; and junk bonds are generally deemed more vulnerable to default on interest and principal payments. It should be noted that even bonds rated Baa by Moody's or BBB by S&P are described by them as having speculative characteristics; changes in economic conditions or other circumstances are more likely to weaken the ability of issuers of such bonds to make principal and interest payments than is the case with higher grade bonds. The Portfolio is not obligated to dispose of securities due to rating changes by Moody's, S&P or other agencies. See the SAI for information about the risks associated with investing in junk bonds.

    For temporary defensive purposes, the Portfolio may invest without limitation in (or enter into repurchase agreements maturing in seven days or less with U.S. banks and broker-dealers with respect to) short-term debt securities, including commercial paper, U.S. Treasury bills, other short-term U.S. Government securities, certificates of deposit, and bankers' acceptances of U.S. banks. The Portfolio also may hold cash and time deposits in U.S. banks. See "Investment Policies" in the SAI for further information about these securities.

    The following specific policies and limitations are considered at the time of any purchase; SCMI may not buy these instruments or use these techniques unless it believes that they are consistent with the Portfolio's objective.

    COMMON AND PREFERRED STOCK AND WARRANTS. The Portfolio may invest in common and preferred stock. Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company, they would be entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and preferred stockholders (if any) are paid. Preferred stock is a class of stock having a preference over common stock as to dividends and, generally, as to the recovery of investment. A preferred stockholder is also a shareholder and not a creditor of the company. Dividends paid to common and preferred stockholders are distributions of the earnings of the company and are not interest payments (which are expenses of the company). Equity securities owned by the Portfolio may be traded in the over-the-counter market or on a securities exchange, but are not necessarily traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by the Portfolio of a security to meet withdrawals by interest holders may require the Portfolio to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the "book value" of an issuer or other objective measure of a company's worth.

    Convertible preferred stock generally may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. A convertible security entitles the holder to receive the dividend paid on preferred stock until the convertible security is converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers. These securities are usually senior to common stock in a company's capital structure, but are usually subordinated to non-convertible debt securities. In general, the value of a convertible security is the higher of its investment value (its value as a fixed income security) and its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The value of a convertible security is, however, also influenced by the value of the underlying common stock.

    The Portfolio may also invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time.

    REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements, which are a means of investing monies for a short period whereby a seller -- a U.S. bank or recognized broker-dealer -- sells securities to the Portfolio and agrees to repurchase them (at the Portfolio's cost plus interest) within a specified period (normally one day). The values of the underlying securities purchased by the Portfolio are monitored at all times by SCMI to ensure that the total value of the securities equals or exceeds the value of the repurchase agreement. The Portfolio's custodian bank holds the securities until they are repurchased. If a seller defaults under a repurchase agreement, the Portfolio may have difficulty exercising its rights to the underlying securities and may incur costs and experience time delays in disposing of them. To evaluate potential risk, SCMI reviews the creditworthiness of banks and dealers with which the Portfolio enters into repurchase agreements.

    ILLIQUID AND RESTRICTED SECURITIES. The Portfolio will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid (i) by virtue of the absence of a readily available market or (ii) because of legal or contractual restrictions on resale ("restricted securities"). There may be undesirable delays in selling illiquid securities at prices representing their fair value. This policy includes over-the-counter options held by the Portfolio and the portion of the assets used to cover such options. The limitation on investing in restricted securities does not include securities that may not be resold to the general public but may be resold (pursuant to Rule 144A under the Securities Act of 1933, as amended), to qualified institutional purchasers. If SCMI determines that a "Rule 144A security" is liquid pursuant to guidelines adopted by the Schroder Core Board, the security will not be deemed illiquid. These guidelines take into account trading activity for the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, that security may become illiquid, which could affect the Portfolio's liquidity. See "Investment Policies -- Illiquid and Restricted Securities" in the SAI for further information.

    LOANS OF PORTFOLIO SECURITIES. The Portfolio may lend portfolio securities (otherwise than in repurchase transactions) to brokers, dealers and other financial institutions meeting specified credit conditions if the loan is collateralized in accordance with applicable regulatory requirements and if, after any loan, the value of the securities loaned does not exceed 25% of the Portfolio's total asset value. By so doing, the Portfolio attempts to earn interest income. In the event of the other party's bankruptcy, the Portfolio could experience delays in recovering the securities it lent; if in the meantime, the value of the securities the Portfolio lent has increased, the Portfolio could experience a loss.

    The Portfolio may lend its securities if it maintains collateral in a segregated account, and its liquid assets are equal to the current market value of the securities loaned (including accrued interest thereon) plus the loan interest payable to the Portfolio. Any securities that the Portfolio receives as collateral will not become part of its portfolio at the time of the loan; in the event of a default by the borrower, the Portfolio will (if permitted by law) dispose of such collateral except for such part thereof that is a security in which the Portfolio is permitted to invest. While the securities are on loan, the borrower will pay the Portfolio any accrued income on those securities, and the Portfolio may invest the cash collateral and earn income or receive an agreed upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by the Portfolio will be invested in U.S. Government securities and liquid high grade debt obligations. The value of securities loaned will be marked to market daily. Portfolio securities purchased with cash collateral are subject to possible depreciation. Loans of securities by the Portfolio will be subject to termination at the Portfolio's or the borrower's option.
The Portfolio may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Schroder Core Board.

    OPTIONS AND FUTURES TRANSACTIONS. While the Portfolio does not presently intend to do so, it may write covered call options and purchase certain put and call options, stock index futures, and options on stock index futures and broadly-based stock indices, all of which are referred to as "Hedging Instruments." In general, the Portfolio may use Hedging Instruments: (1) to protect against declines in the market value of the portfolio's securities or
(2) to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities. The Portfolio will not use Hedging Instruments for speculation. The Hedging Instruments the Portfolio is authorized to use have certain risks associated with them, including (a) the possible failure of such instruments as hedging techniques in cases where the price movements of the securities underlying the options or futures do not follow the price movements of the portfolio securities subject to the hedge;
(b) potentially unlimited loss associated with futures transactions and the possible lack of a liquid secondary market for closing out a futures position; and (c) possible losses resulting from the inability of SCMI to predict the direction of stock prices, interest rates and other economic factors. The Hedging Instruments the Portfolio may use and the risks associated with them are described in greater detail under "Options and Futures Transactions" in the SAI.

    SHORT SALES AGAINST-THE-BOX. The Portfolio may not sell securities short except in "short sales against-the-box." For federal income tax purposes, short sales against-the-box may be made to defer recognition of gain or loss on the sale of securities "in the box;" and no income can result and no gain can be realized from securities sold short against-the-box until the short position is closed out. See "Short Sales Against-the-Box" in the SAI for further details.

RISK CONSIDERATIONS

    SMALLER COMPANIES. While all investments have risks, investments in smaller capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

    UNSEASONED ISSUERS. Investments in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which the Portfolio may purchase when they are offered to the public for the first time) may have a limited trading market which can adversely affect their sale by the Portfolio and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engage in trading this type of security, the Portfolio may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

MANAGEMENT OF THE FUND

 SCHRODER GROUP ASSETS UNDER MANAGEMENT WORLDWIDE AS OF DECEMBER 31, 1996 --
                              OVER $130 BILLION





                                        [GRAPHIC]





THE SCHRODER INVESTMENT MANAGEMENT GROUP INVESTMENT AND REPRESENTATIVE OFFICES
                              WORLDWIDE INCLUDE
NEW YORK, LONDON, BOSTON, ZURICH, WARSAW, TOKYO, HONG KONG, BEIJING, SHANGHAI,
   TAIPEI, SEOUL, BANGKOK, KUALA LUMPUR, SINGAPORE, JAKARTA, SYDNEY, BUENOS
                    AIRES, SAO PAULO, BOGOTA AND CARACAS.

           TOGETHER, SCHRODER CAPITAL MANAGEMENT INTERNATIONAL AND SCHRODER CAPITAL MANAGEMENT INC. MANAGE OVER $24 BILLION

Boards of Trustees

    The business and affairs of the Fund are managed under the direction of the Trust Board. The business and affairs of the Portfolio are managed under the direction of the Schroder Core Board. Additional information regarding the trustees and executive officers of the Trust, as well as Schroder Core's trustees and executive officers, may be found in the SAI under the heading "Management, Trustees and Officers."

INVESTMENT ADVISER AND PORTFOLIO MANAGERS

    As investment adviser to the Portfolio, SCMI manages the Portfolio and continuously reviews, supervises and administers its investments. SCMI is responsible for making decisions relating to the Portfolio's investments and placing purchase and sale orders regarding such investments with brokers or dealers it selects. For these services, the Investment Advisory Agreement between SCMI and Schroder Core provides that SCMI is entitled to receive a monthly advisory fee at the annual rate of 0.60% of the Portfolio's average daily net assets, which the Fund indirectly bears through its investment in the Portfolio.

    SCMI is a wholly-owned U.S. subsidiary of Schroders Incorporated, the wholly-owned U.S. holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large world-wide group of banks and financial services companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices in eighteen countries. The Schroder Group specializes in providing investment management services.

    The investment management team of Fariba Talebi (a Vice President of the Trust and a Group Vice President of SCMI) and Ira Unschuld (a Vice President of the Trust and of SCMI) with the assistance of an investment committee, is primarily responsible for the day-to-day management of the Portfolio's investments and has so managed the Portfolio since its inception. Ms. Talebi and Mr. Unschuld have been employed by SCMI in the investment research and portfolio management areas since 1987 and 1990, respectively.

    The Fund began pursuing its investment objective through investment in the Portfolio on August 15, 1996. The Fund may withdraw its investment from the Portfolio at any time if the Trust Board determines that it is in the best interests of the Fund and its shareholders to do so. See "Other
Information -- Fund Structure." Accordingly, the Trust has retained SCMI as its investment adviser to manage the Fund's assets in the event the Fund withdraws its investment. SCMI does not receive an investment advisory fee from the Fund so long as the Fund remains completely invested in the Portfolio (or any other investment company). If the Fund resumes directly investing in portfolio securities, it will pay SCMI an advisory fee, payable monthly, at the annual rate of 0.50% of the Fund's average daily net assets for the first $100 million; 0.40% on the next $150 million; and 0.35% of the Fund's average daily net assets greater than $250 million. The investment advisory agreement between SCMI and the Trust with respect to the Fund is the same in all material respects as Schroder Core's Investment Advisory Contract with respect to the Portfolio (except as to the parties, the fees payable thereunder, the circumstances under which fees will be paid and the jurisdiction whose laws govern the contract).

ADMINISTRATIVE SERVICES

    On behalf of the Fund, the Trust has entered into an administration contract with Schroder Advisors, 787 Seventh Avenue, New York, New York 10019. On behalf of the Portfolio, the Trust has also entered into a sub-administration agreement with Forum, Two Portland Square, Portland, Maine 04101. Pursuant to these agreements, Schroder Advisors and Forum provide certain management and administrative services necessary for the Fund's operations. Schroder Advisors is compensated at the annual rate of 0.25% of the Fund's average daily net assets. Forum is compensated at the annual rate of 0.075% of the Fund's average daily net assets.

    Schroder Advisors and Forum provide similar services to the Portfolio. Schroder Advisors provides such services without compensation. The Portfolio pays Forum a monthly fee at the annual rate of 0.075% of the Portfolio's average daily net assets for its sub-administration services.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICE PLAN

    Schroder Advisors acts as distributor of the Fund's shares. Schroder Advisors was organized in 1989 as a registered broker-dealer to serve as an administrator and distributor of the Fund and other mutual funds. The Trust may compensate Schroder Advisors under a distribution plan, adopted pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") by the Trust on behalf of the Fund's Advisor Shares. Schroder Advisors, in turn, may use these payments to compensate others for services provided, or to reimburse others for expenses incurred, in connection with the distribution of Advisor Shares. Payments under the Distribution Plan would be made monthly at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Advisor Shares. The maximum annual amount payable under the Distribution Plan is currently 0.25%, but no payments will be made under the Distribution Plan with respect to Advisor Shares until the Board so authorizes.

    Payments under the Distribution Plan may be for various types of costs, including: (i) advertising expenses, (ii) costs of printing prospectuses and other materials to be given or sent to prospective investors, (iii) expenses of sales employees or agents of Schroder Advisors, including salary, commissions, travel and related expenses in connection with the distribution of Advisor Shares, (iv) payments to broker-dealers who advise shareholders regarding the purchase, sale, or retention of Advisor Shares, and (v) payments to banks, trust companies, broker-dealers (other than Schroder Advisors) or other financial organizations (collectively, "Service Organizations"). Payments to a particular Service Organization under the Distribution Plan will be calculated by reference to the average daily net assets of Advisor Shares owned beneficially by investors who have a brokerage or other service relationship with the Service Organization. The Fund will not be liable for distribution expenditures made by Schroder Advisors in any given year in excess of the maximum amount payable under the Distribution Plan in that year. Costs or expenses in excess of the annual limit may not be carried forward to future years. Salary expenses of sales personnel who are responsible for marketing various shares of portfolios of the Trust may be allocated to those portfolios, including the Advisor Shares of the Fund, that have adopted a plan similar to that of the Fund on the basis of average daily net assets. Travel expenses may be allocated to, or divided among, the particular portfolios of the Trust for which they are incurred.

    The Trust, on behalf of the Fund, has also adopted a shareholder service plan (the "Shareholder Service Plan"), pursuant to which Schroder Advisors is authorized to pay Service Organizations a servicing fee. Payments under the Shareholder Service Plan may be for various types of services, including: (i) answering customer inquiries regarding the manner in which purchases, exchanges and redemptions of shares of the Fund may be effected and other matters pertaining to the Fund's services, (ii) providing necessary personnel and facilities to establish and maintain shareholder accounts and records,
(iii) assisting shareholders in arranging for processing purchase, exchange and redemption transactions, (iv) arranging for the wiring of funds, (v) guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts, (vi) integrating periodic statements with other customer transactions and (vii) providing such other related services as the shareholder may request. The maximum amount payable under the Shareholder Service Plan is 0.25% of the Fund's average daily net assets attributable to Advisor Shares.

    Payments to a particular Service Organization under the Shareholder
Service Plan are calculated by reference to the average daily net assets of Advisor Shares owned beneficially by investors who have a service relationship with the Service Organization. Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum or subsequent investments specified by the Fund or charging a direct fee for servicing. If imposed,these fees would be in addition to any amounts which might be paid to the Service Organization by Schroder Advisors. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

EXPENSES

    SCMI and Schroder Advisors have voluntarily undertaken to waive a portion of their fees or assume certain expenses of the Fund in order to limit total Fund expenses (excluding taxes, interest, brokerage commissions and other portfolio transaction expenses and extraordinary expenses) chargeable to Advisor Shares to 1.74% of the average daily net assets of the Fund attributable to those shares. This expense limitation cannot be modified or withdrawn except by a majority vote of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Trust. If expense reimbursements are required, they will be made on a monthly basis. Forum may waive voluntarily all or a portion of their fees, from time to time.

PORTFOLIO TRANSACTIONS

    SCMI places orders for the purchase and sale of the Portfolio's investments with brokers and dealers selected by SCMI in its discretion and seeks "best execution" of such portfolio transactions. The Portfolio may pay higher than the lowest available commission rates when SCMI believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction.

    Subject to the Portfolio's policy of obtaining the best price consistent with quality of execution on transactions, SCMI may employ (a) Schroder Wertheim & Company, Incorporated and its affiliates ("Schroder Wertheim"), affiliates of SCMI, to effect transactions of the Portfolio on the New York Stock Exchange and (b) Schroder Securities Limited and its affiliates ("Schroder Securities"), affiliates of SCMI, to effect transactions of the Portfolio, if any, on certain foreign securities exchanges. Because of the affiliation between SCMI and both Schroder Wertheim and Schroder Securities, the Portfolio's payment of commissions to them is subject to procedures adopted by the Schroder Core Board designed to ensure that the commissions will not exceed the usual and customary brokers' commissions. No specific portion of the Portfolio's brokerage will be directed to Schroder Wertheim or Schroder Securities, and in no event will either receive any brokerage in recognition of research services.

    Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Schroder Core Board may determine, SCMI may consider sales of shares of the Fund or any other entity that invests in the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

    Although the Portfolio does not currently engage in directed brokerage arrangements to pay expenses, it may do so in the future. These arrangements (whereby brokers executing the Portfolio's portfolio transactions agree to pay designated expenses of the Portfolio if brokerage commissions generated by the Portfolio reached certain levels) might reduce the Portfolio's expenses (and, indirectly, the Fund's expenses), and would not be expected to increase materially the brokerage commissions paid by the Portfolio. Brokerage commissions are not deemed to be Fund expenses.

CODE OF ETHICS

    The Trust, Schroder Core, SCMI, Schroder Advisors, and Schroders Incorporated have each adopted a code of ethics that contains a policy on personal securities transactions by "access persons," including portfolio managers and invest-ment analysts. That policy complies in all material respects with the recommendations set forth in the Report of the Advisory Group on Personal Investing of the Investment Company Institute, of which the Trust is a member.

INVESTMENT IN THE FUND

PURCHASE OF SHARES

    Investors may purchase Advisor Shares directly from the Trust. Prospectuses, sales material and Account Applications can be obtained from the Trust or through Forum Financial Corp., the Fund's transfer agent (the "Transfer Agent"). See "Other Information -- Shareholder Inquiries". Investments may also be made through Service Organizations that assist their customers in purchasing shares of the Fund. Service Organizations may charge their customers a service fee for processing orders to purchase or sell shares of the Fund. Investors wishing to purchase shares through their accounts at a Service Organization should contact that organization directly for appropriate instructions.

    Shares of the Fund are offered at the net asset value next determined after receipt of a completed Account Application (at the address set forth below). The minimum initial investment is $10,000, except that the minimum for an IRA is $2,000. The minimum subsequent investment is $2,500. All purchase payments are invested in full and fractional shares. The Fund is authorized to reject any purchase order.

    Purchases may be made by mailing a check (in U.S. dollars), payable to Schroder U.S. Smaller Companies Fund, to:

    Schroder U.S. Smaller Companies Fund --
    Advisor Shares
    P.O. Box 446
    Portland, Maine 04112

    For initial purchases, the check must be accompanied by a completed Account Application in proper form. Further documentation may be requested from corporations, administrators, executors, personal representatives, directors or custodians to evidence the authority of the person or entity making the subscription request.

    Investors and Service Organizations (on behalf of their customers) may transmit purchase payments by Federal Reserve Bank wire directly to the Fund as follows:

    Chase Manhattan Bank
    New York, NY
    ABA No.: 021000021
    For Credit To: Forum Financial Corp.
    Account. No.: 910-2-718187
    Ref.: Schroder U.S. Smaller Companies Fund -- Advisor Shares
    Account of: (shareholder name)
    Account Number: (shareholder account number)

    The wire order must specify the name of the Fund, the shares' class (i.e., Advisor Shares), the account name and number, address, confirmation number, amount to be wired, name of the wiring bank, and name and telephone number of the person to be contacted in connection with the order. If the initial investment is by wire, an account number will be assigned and an Account Application must be completed and mailed to the Fund before any account will become active. Wire orders received prior to 4:00 p.m. (Eastern Time) on each day that the New York Stock Exchange is open for trading (a "Fund Business Day") will be processed at the net asset value determined as of that day. Wire orders received after 4:00 p.m. (Eastern Time) will be processed at the net asset value determined as of the next Fund Business Day. See "Net Asset Value" below.

    The Fund's Transfer Agent establishes for each shareholder of record, an open account to which all shares purchased and all reinvested dividends and distributions are credited. Although most shareholders elect not to receive share certificates, certificates for full shares can be obtained by written request to the Fund's Transfer Agent. No certificates are issued for fractional shares.

    The Transfer Agent will deem an account lost if six months have passed since correspondence to the shareholder's address of record is returned, unless the Transfer Agent determines the shareholder's new address. When an account is deemed lost, dividends and other distributions will automatically be reinvested. In addition, the amount of any outstanding checks for dividends and other distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

RETIREMENT PLANS AND INDIVIDUAL RETIREMENT ACCOUNTS

    Shares of the Fund are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available upon request. Before investing in the Fund through one of these plans, investors should consult their tax advisors.

    The Fund may be used as an investment vehicle for an IRA including SEP-IRA. An IRA naming The First National Bank of Boston as custodian is available from the Trust or the Transfer Agent. The minimum initial investment for an IRA is $2,000; the minimum subsequent investment is $2,000. Under certain circumstances contributions to an IRA may be tax deductible. IRAs are available to individuals (and their spouses) who receive compensation or earned income, whether or not they are active participants in a tax-qualified or government-approved retirement plan. An IRA contribution by an individual (or spouse) who participates in a tax-qualified or government-approved retirement plan may not be deductible, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before effecting a rollover.

EXCHANGES

    Shareholders may exchange Shares of the Fund for shares of any other series of the Trust so long as they meet the initial investment minimum of the fund being purchased and maintain the respective minimum account balance in each Fund in which they own shares. Exchanges between each Fund are at net asset value.

    An exchange is considered to be a sale of shares for Federal income tax purposes on which a shareholder may realize a capital gain or loss. An exchange may be made by calling the Transfer Agent at (800) 344-8332 or by mailing written instructions to Schroder Capital Funds (Delaware), P.O. Box 446, Portland, Maine 04112. Exchange privileges may be exercised only in those states where shares of the other series of the Trust may legally be sold. Exchange privileges may be amended or terminated at any time upon sixty (60) days' notice.

REDEMPTION OF SHARES

    Shares of the Fund are redeemed at their next determined net asset value after receipt by the Fund (at the address set forth above under "Purchase of Shares") of a redemption request in proper form. Redemption requests may be made between 9:00 a.m. and 6:00 p.m. (Eastern Time) on each Fund Business Day. Redemption requests that are received prior to 4:00 p.m. (Eastern Time) will be processed at the net asset value determined as of that day. Redemption requests that are received after 4:00 p.m. (Eastern Time) will be processed at the net asset value determined the next Fund Business Day. See "Net Asset Value" below.

BY TELEPHONE. Redemption requests may be made by telephoning the Transfer
Agent at the telephone number on the cover page of this Prospectus. A shareholder must provide the Transfer Agent with the class of Shares, the dollar amount or number of shares to be redeemed, shareholder account number, and some additional form of identification such as a password. A redemption by telephone may be made only if the telephone redemption privilege option has been elected on the Account Application or otherwise in writing. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, reasonable procedures will be followed by the Transfer Agent to confirm that telephone instructions are genuine. The Transfer Agent and the Trust generally will not be liable for any losses due to unauthorized or fraudulent redemption requests, but may be liable if they do not follow these procedures. Shares for which certificates have been issued may not be redeemed by telephone. In times of drastic economic or market change, it may be difficult to make redemptions by telephone. If a shareholder cannot reach the Transfer Agent by telephone, redemption requests may be mailed or hand-delivered to the Transfer Agent.

    WRITTEN REQUESTS. Redemptions may be made by letter to the Fund specifying the class of shares, the dollar amount or number of Shares to be redeemed, and the shareholder account number. The letter must also be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign) and, in certain cases, signatures must be guaranteed by an institution that is acceptable to the Transfer Agent. Such institutions include certain banks, brokers, dealers (including municipal and government securities brokers and dealers), credit unions and savings associations. Notaries public are not acceptable. Further documentation may be requested to evidence the authority of the person or entity making the redemption request. Questions concerning the need for signature guarantees or documentation of authority should be directed to the Fund at the above address or by calling the telephone number appearing on the cover of this Prospectus.

    If Shares to be redeemed are held in certificate form, the certificates must be enclosed with the redemption request and the assignment form on the back of the certificates (or an assignment separate from the certificates but accompanied by the certificates) must be signed by all owners in exactly the same way the owners' names are written on the face of the certificates. Requirements for signature guarantees and/or documentation of authority as described above could also apply. For your protection, the Fund suggests that certificates be sent by registered mail.

    ADDITIONAL REDEMPTION INFORMATION. Checks for redemption proceeds will normally be mailed within seven days. No redemption proceeds will be mailed until checks in payment for the purchase of the Shares to be redeemed have been cleared, which may take up to 15 calendar days from the purchase date. Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record.

    The Fund may suspend the right of redemption during any period when (i) trading on the New York Stock Exchange is restricted or that exchange is closed, (ii) the SEC has by order permitted such suspension, or (iii) an emergency (as defined by rules of the SEC) exists making disposal of portfolio investments or determination of the Fund's net asset value not reasonably practicable.

    If the Trust Board determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may redeem Shares in whole or in part by a distribution in kind of portfolio securities (from the investment portfolio of the Portfolio or of the Fund), in lieu of cash. The Fund will, however, redeem Shares solely in cash up to the lesser of $250,000 or 1% of net assets during any 90-day period for any one shareholder. In the event that payment for redeemed Shares is made wholly or partly in portfolio securities, the shareholder may be subject to additional risks and costs in converting the securities to cash. See "Additional Purchase and Redemption Information" in the SAI.

    The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for Federal income tax purposes.

    Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem Shares in any account (other than an IRA) if at any time the account does not have a value of at least $2,000, unless the value of the account falls below that amount solely as a result of market activity. Shareholders will be notified that the value of the account is less than $2,000 and be allowed at least 30 days to make an additional investment to increase the account balance to at least $2,000.

NET ASSET VALUE

    The net asset value per share of the Fund is calculated separately for each class of shares of the Fund at 4:00 p.m. (Eastern Time), Monday through Friday, each Fund Business Day, which excludes the following U.S. holidays:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Share is calculated by dividing the aggregate value of the Fund's assets less all Fund liabilities, if any, by the number of Shares of the Fund outstanding.

    Generally, securities that are listed on recognized stock exchanges are valued at the last reported sale price, on the day when the securities are valued (the "Valuation Day"), on the primary exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges for which there were no sales on the Valuation Day are valued at the last sale price on the preceding trading day or at closing mid-market prices. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Schroder Core Board.

DIVIDENDS, DISTRIBUTIONS AND TAXES

THE FUND

    The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. By complying therewith, the Fund will not have to pay federal income tax on that part of its income or net realized capital gain that is distributed to shareholders. The Fund intends to distribute substantially all of its income and net realized capital gain and therefore, intends not to be subject to federal income tax. In its effort to adhere to these requirements, the Fund may have to limit its investment activity in some types of instruments.

    Dividends and capital gain distributions on Advisor Shares are reinvested automatically in additional Advisor Shares at net asset value unless the shareholder has elected in the Account Application or otherwise in writing to receive dividends and other distributions in cash.

    After every dividend and other distribution, the value of a Share declines by the amount of the distribution. Purchases made shortly before a dividend or other distribution include in the purchase price the amount of the distribution, which will be returned to the investor in the form of a taxable distribution.

    Dividends and other distributions paid by the Fund with respect to both classes of its shares will be calculated in the same manner and at the same time. The per share dividends on Advisor Shares are expected to be lower than the per share dividends on Investor Shares as a result of compensation payable to Service Organizations for shareholder servicing for the Advisor Shares.

    Dividends from the Fund's income generally will be taxable to shareholders as ordinary income, whether dividends are invested in addi-tional Shares or received in cash. Distributions by the Fund of any net capital gain will be taxable to a shareholder as long-term capital gain regardless of how long the shareholder has held the Shares. Each year the Trust will notify shareholders of the tax status of dividends and other distributions.

    Dividends from the Fund will qualify for the dividends-received deduction for corporate shareholders to the extent dividends do not exceed the aggregate amount of dividends received by the Fund from domestic corporations, provided the Fund shares are held for more than 45 days. If securities held by the Fund are considered to be debt-financed (generally, acquired with borrowed funds); are held by the Fund for fewer than 46 days (91 days in the case of certain preferred stock); or are subject to certain forms of hedges or short sales, then the portion of the dividends paid by the Fund attributable to such securities will not be eligible for the dividends-received deduction.

    A redemption of Shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's basis in the redeemed Shares. If Shares are redeemed at a loss after being held for six months or less, the loss will be treated as a long-term, rather than a short-term, capital loss to the extent of any capital gain distributions received on those Shares.

    The Fund must withhold 31% from dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding. Depending on the residence of a shareholder for tax purposes, distributions from the Fund may also be subject to state and local taxes, including withholding taxes. Shareholders should consult their own tax advisors as to the tax consequences of their ownership of Shares.

    If the Fund's dividends exceed its taxable income in any year all or a portion of the Fund's dividends may be treated as a return of capital to shareholders for tax purposes. Any return of capital will reduce the cost basis of your shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your shares. Shareholders will be notified by the Trust if a distribution included a return of capital.

    The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders; see the SAI for further information. Shareholders should consult their own tax advisors as to the tax consequences of their ownership of shares.

THE PORTFOLIO

    The Portfolio is not required to pay federal income tax because it is classified as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio will be deemed to have been "passed through" to the Fund in proportion to the Fund's holdings in the Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Portfolio.

    The Portfolio intends to conduct its operations so as to enable the Fund to qualify as a regulated investment company.

OTHER INFORMATION

CAPITALIZATION AND VOTING

    The Trust was organized as a Maryland corporation on July 30, 1969, reorganized on February 28, 1988 as Schroder Capital Funds, Inc. and reorganized as a Delaware business trust on January 9, 1996. The Trust has authority to issue an unlimited number of shares of beneficial interest. The Trust Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may divide such portfolios or series into classes of shares (such as the Advisor Shares), and the costs of doing so will be borne by the Trust. The Trust currently consists of eight separate series, each of which has separate investment objectives and policies.

    The Fund currently consists of two classes of shares. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation except that, due to the differing expenses borne by the classes, dividends and liquidation proceeds for each class will likely differ.

    Shares are fully paid and non-assessable, and have no pre-emptive rights. Shareholders have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held). Each share of the Fund has equal voting rights, except that if a matter affects only the shareholders of a particular class only shareholders of that class shall have a right to vote. On Trust matters requiring shareholder approval, shareholders of the Trust are entitled to vote only with respect to matters that affect the interests of the fund or the class of shares they hold, except as otherwise required by applicable law.

    There will normally be no meetings of shareholders to elect Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. However, the holders of not less than a majority of the outstanding shares of the Trust may remove any person serving as a Trustee and the Trust Board will call a special meeting of shareholders to consider removal of one or more Trustees if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

    From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of February 15, 1997, Schroder Nominees Limited may be deemed to have controlled the Fund for purposes of the 1940 Act.

REPORTS

    The Trust sends each Fund shareholder a semi-annual report and an audited annual report containing the Fund's financial statements.

PERFORMANCE

    The Fund may include quotations of its average annual total return, cumulative total return and other performance measures in advertisements or reports to shareholders or prospective investors. Average annual total return of a class of shares is based upon the overall dollar or percentage change in value of a hypothetical investment each year over specified periods. Average annual total returns reflect the deduction of a proportional share of a Fund's expenses (on an annual basis) and assumes investment and reinvestment of all dividends and distributions at NAV. Cumulative total returns are calculated similarly except that the total return is aggregated over the relevant period instead of annualized.

    Performance quotations are calculated separately for each class of shares of the Fund. The Fund may also be compared to various unmanaged securities indices, groups of mutual funds tracked by mutual fund ratings services, or other general economic indicators. Unmanaged indices may assume the reinvestment of dividends but do not reflect deductions for administrative and management costs and expenses.

    Performance information represents only past performance and does not necessarily indicate future results. For a description of the methods used to determine total return and other performance measures for the Fund, see the SAI.

CUSTODIAN AND TRANSFER AGENT

    The Chase Manhattan Bank, N.A. is custodian of the Fund's and of the Portfolio's assets. Forum Financial Corp. serves as the Fund's transfer and dividend disbursing agent.

SHAREHOLDER INQUIRIES

    Inquiries about the Fund, including its past performance, should be directed to:

    Schroder U.S. Smaller Companies Fund
    P.O. Box 446
    Portland, Maine 04112

    Information about specific shareholder accounts may be obtained from the Transfer Agent by calling (800) 344-8332.

SERVICE ORGANIZATIONS

    The Glass-Steagall Act and other applicable laws and regulations provide that banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

FUND STRUCTURE

    CLASSES OF SHARES. The Fund has two classes of shares, Investor Shares and Advisor Shares. Investor Shares are offered by a separate prospectus to corporations, institutions, and fiduciaries, including fiduciary, agency, and custodial clients of bank trust departments, trust companies, and their affiliates. Advisor Shares incur more expenses than Investor Shares. Except for certain differences, each share of each class represents an undivided, proportionate interest in the Fund. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of the Fund except that, due to the differing expenses borne by the two classes, the amount of dividends and other distributions will differ between the classes. Information about Investor Shares is available from the Fund by calling Schroder Advisors at (800) 730-2932.

    THE PORTFOLIO. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has similar the same investment objective and policies as the Fund. Accordingly, the Portfolio directly acquires its own securities and the Fund acquires an indirect interest in those securities. The Portfolio is a separate series of ("Schroder Core"), a business trust organized under the laws of the State of Delaware in September 1995. Schroder Core is registered under the 1940 Act as an open-end management investment company and currently has four separate series. The assets of the Portfolio, a diversified portfolio, belong only to, and the liabilities of the Portfolio are borne solely by, the Portfolio and no other portfolio of Schroder Core.

    The Fund's investment in the Portfolio is in the form of a non-transferable beneficial interest. As of March 1, 1997, there are two institutional investors in the Portfolio, the Fund and Norwest Advantage
Funds' SmallCap Opportunities Fund. The Portfolio may permit other investment companies or institutional investors to invest in it. All other investors in the Portfolio will invest on the same terms and conditions as the Fund and will pay a proportionate share of the Portfolio's expenses.

    The Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in the Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Portfolio. On most issues subject to a vote of investors, as required by the 1940 Act and other applicable law, the Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by its shareholders. If there are other investors in the Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders will receive a majority of votes cast by all investors in the Portfolio; indeed, if other investors hold a majority interest in the Portfolio, they could have voting control of the Portfolio.

    The Portfolio will not sell its shares directly to members of the general public. Another investor in the Portfolio, such as an investment company, that might sell its shares to members of the general public would not be required to sell its shares at the same public offering price as the Fund and could have different fees and expenses than the Fund. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests exclusively in the Portfolio. There is currently no such other investment company that offers its shares to members of the general public. Information regarding any such funds in the future will be available from Schroder Core by calling (800) 730-2932.

    Under federal securities law, any person or entity that signs a registration statement may be liable for a misstatement or omission of a material fact in it. Schroder Core, its Trustees and certain of its officers are required to sign the registration statement of the Trust and may be required to sign the registration statements of certain other investors in the Portfolio. In addition, Schroder Core may be liable for misstatements or omissions of a material fact in any proxy soliciting material of an investor in Schroder Core, including the Fund. Each investor in the Portfolio, including the Trust, will indemnify Schroder Core and its Trustees and officers ("Schroder Core Indemnitees") against certain claims.

    Indemnified claims are those brought against Schroder Core Indemnitees based on a misstatement or omission of a material fact in the investor's registration statement or proxy materials. No indemnification need be made, however, if such alleged misstatement or omission relates to information about Schroder Core and was supplied to the investor by Schroder Core. Similarly, Schroder Core will indemnify each investor in the Portfolio, including the Fund, for any claims brought against the investor with respect to the investor's registration statement or proxy materials, to the extent the claim is based on a misstatement or omission of a material fact relating to information about Schroder Core that is supplied to the investor by Schroder Core. In addition, each registered investment company investor in the Portfolio will indemnify each Schroder Core Indemnitee against any claim based on a misstatement or omission of a material fact relating to information about a series of the registered investment company that did not invest in the Schroder Core. The purpose of these cross-indemnity provisions is principally to limit the liability of Schroder Core to information that it knows or should know and can control. With respect to other prospectuses, other offering documents and proxy materials of investors in Schroder Core, its liability is similarly limited to information about and supplied by it.

    Certain Risks of Investing in the Portfolio. The Fund's investment in the Portfolio may be affected by the actions of other large investors in the
Portfolio: for example, if the Portfolio had a large investor other than the Fund that redeemed its interest in the Portfolio, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.

    The Fund may withdraw its entire investment from the Portfolio at any time, if the Trust Board determines that it is in the best interests of the Fund and its shareholders to do so. The Fund might withdraw, for example, if there were other investors in the Portfolio who did by a vote of the shareholders of all investors (including the Fund), change the investment objective or policies of the Portfolio in a manner not acceptable to the Trust Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it would likely incur brokerage fees or other transaction costs. If the Fund withdrew its investment from the Portfolio, the Trust Board would consider appropriate alternatives, including the management of the Fund's assets in accordance with its investment objective and policies by SCMI, or the investment of all of the Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund. The inability of the Fund to find a suitable replacement investment, if the Board decided not to permit SCMI to manage the Fund's assets, could have a significant impact on shareholders the Fund.

    Each investor in the Portfolio, including the Fund, may be liable for all obligations of the Portfolio. The risk to an investor in the Portfolio of incurring financial loss on account of such liability, however, is limited to circumstances in which the Portfolio is unable to meet its obligations, the occurrence of which SCMI considers to be quite remote. Upon liquidation of the Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

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

INVESTMENT ADVISER
Schroder Capital Management International Inc.
787 Seventh Avenue
New York, New York 10019
ADMINISTRATOR & DISTRIBUTOR
Schroder Fund Advisors Inc.
787 Seventh Avenue
New York, New York 10019
SUB-ADMINISTRATOR
Forum Administrative Services, Limited Liability Company
Two Portland Square
Portland, Maine 04101
CUSTODIAN
The Chase Manhattan Bank, N.A.
Chase MetroTech Center
Brooklyn, New York 11245
TRANSFER AND DIVIDEND DISBURSING AGENT
Forum Financial Corp.
P.O. Box 446
Portland, Maine 04112
INDEPENDENT ACCOUNTANTS
Coopers & Lybrand, L.L.P.
One Post Office Square
Boston, Massachusetts 02109

TABLE OF CONTENTS

PROSPECTUS SUMMARY....................          3
EXPENSES OF INVESTING IN THE FUND.....          4
Fee Table.............................          4
Example...............................          4
FINANCIAL HIGHLIGHTS..................          5
INVESTMENT OBJECTIVE..................          6
INVESTMENT POLICIES...................          6
RISK CONSIDERATIONS...................          9
MANAGEMENT OF THE FUND................          9
Boards of Trustees....................          9
Investment Adviser and Portfolio
Managers.............................           9
Administrative Services...............         10
Distribution Plan and Shareholder
Service Plan.........................          10
Expenses..............................         11
Portfolio Transactions................         11
Code of Ethics........................         12
INVESTMENT IN THE FUND................         12
Purchase of Shares....................         12
Retirement Plans and Individual
 Retirement Accounts..................         13
Exchanges.............................         13
Redemption of Shares..................         13
Net Asset Value.......................         14
DIVIDENDS, DISTRIBUTIONS AND TAXES....         14
The Fund..............................         14
The Portfolio.........................         16
OTHER INFORMATION.....................         16
Capitalization and Voting.............         16
Reports...............................         17
Performance...........................         17
Custodian and Transfer Agent..........         17
Shareholder Inquires..................         17
Service Organizations.................         17
Fund Structure........................         18

[Logo]

--------------------------------------------


       SCHRODER
       U.S. SMALLER
       COMPANIES
       FUND

       ADVISOR SHARES

       PROSPECTUS

       MARCH 1, 1997

       SCHRODER CAPITAL FUNDS (DELAWARE)

SCHRODER U.S. SMALLER COMPANIES FUND
INVESTOR SHARES

This fund's investment objective is capital appreciation. It seeks to achieve its objective by investing primarily in equity securities of companies domiciled in the United States that have market capitalizations of $1.5 billion or less. It is intended for long-term investors seeking to diversify their growth investments who are willing to accept the risks associated with investments in smaller companies. Current income is incidental to the objective of capital appreciation.

Schroder U.S. Smaller Companies Fund (the "Fund"), a series of Schroder Capital Funds (Delaware), (the "Trust"), seeks to achieve its investment objective by investing substantially all of its assets in Schroder U.S. Smaller Companies Portfolio (the "Portfolio"), which invests, under normal market conditions, at least 65% of its total assets in equity securities of companies domiciled in the United States that, at the time of purchase, have market capitalizations of $1.5 billion or less. The Portfolio is a separately managed, diversified series of Schroder Capital Funds ("Schroder Core"), an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Portfolio has an identical investment objective and substantially similar investment policies as the Fund. Accordingly, the Fund's investment experience will correspond directly with the Portfolio's investment experience. See "Other Information -- Fund Structure."

This prospectus sets forth concisely the information you should know before investing and should be retained for further reference. To learn more about the Fund, you may obtain a copy of the Fund's current Statement of Additional Information (the "SAI") which is incorporated by reference into this Prospectus. The SAI dated March 1, 1997, as amended from time to time, has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials for reference on their Internet Web Site (http://www.sec.gov) or may be obtained without charge from the Trust by writing to Two Portland Square, Portland, Maine 04101 or by calling 1-800-290-9826. The Fund has not authorized anyone to provide you with information that is different from what is contained in this prospectus or in other documents to which this prospectus refers you.

MUTUAL FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE SYSTEM OR ANY OTHER GOVERNMENT AGENCY AND ALSO ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR ITS AFFILIATES. MUTUAL FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                    PROSPECTUS
                                                                 MARCH 1, 1997

             FUNDS AVAILABLE THROUGH SCHRODER FUND ADVISORS INC.
       Please call for complete information and to obtain a prospectus.
           Please read the prospectus carefully before you invest.

Schroder Capital Funds (Delaware) (1-800-290-9826)   Schroder Series Trust (1-800-464-3108)

SCHRODER INTERNATIONAL FUND                          SCHRODER EQUITY VALUE FUND
SCHRODER EMERGING MARKETS FUND --                    SCHRODER SMALL CAPITALIZATION VALUE FUND
  INSTITUTIONAL PORTFOLIO                            SCHRODER HIGH YIELD INCOME FUND
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND        SCHRODER INVESTMENT GRADE INCOME FUND
SCHRODER U.S. SMALLER COMPANIES FUND                 SCHRODER SHORT-TERM INVESTMENT FUND
SCHRODER U.S. EQUITY FUND

                                           2

PROSPECTUS SUMMARY

    This prospectus offers Investor Class shares ("Investor Shares" or "Shares") of the Fund. The Fund is a separately managed, diversified series of the Trust, an open-end, management investment company registered under the 1940 Act. THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS.

    OBJECTIVE. Capital appreciation.

    STRATEGY. Invests at least 65% of its total assets in equity securities of companies domiciled in the United States that have market capitalizations, at the time of purchase, of $1.5 billion or less.

    INVESTMENT ADVISER. The Portfolio's investment adviser is Schroder Capital Management International Inc. ("SCMI"), 787 Seventh Avenue, New York, New York 10019. The Fund (and indirectly its shareholders) bears a pro rata portion of the investment advisory fee the Portfolio pays to SCMI. See "Management of the Fund -- Investment Adviser and Portfolio Manager."

    ADMINISTRATIVE SERVICES. Schroder Fund Advisors Inc. ("Schroder Advisors") serves as administrator and distributor of the Fund, and Forum Administrative Services, Limited Liability Company ("Forum") serves as the Fund's sub-administrator.

    PURCHASES AND REDEMPTIONS OF SHARES. Shares may be purchased or redeemed by mail, by bank-wire and through your broker-dealer or other financial institution. The minimum initial investment is $10,000, except that the minimum for an Individual Retirement Account ("IRA") is $2,000. The minimum subsequent investment is $2,500. See "Investment in the Fund -- Purchase of Shares" and " -- Redemption of Shares."

    DIVIDENDS AND OTHER DISTRIBUTIONS. The Fund annually declares and pays as a dividend substantially all of its net investment income, and at least annually distributes any net realized long-term capital gain and gains from foreign currency transactions. Dividends and long-term capital gain distributions are reinvested automatically in additional Investor Shares of the Fund at net asset value unless you elect in your Account Application, or otherwise in writing, to receive dividends and other distributions in cash. See "Dividends, Distributions and Taxes."

    RISK CONSIDERATIONS. Alone, the Fund is not a balanced investment plan. It is intended for long-term investors seeking to diversify their growth investments and willing to accept the risks associated with investments in smaller companies. Investment in smaller companies involves risks in addition to those normally associated with investments in equity securities of large capitalization companies. Of course, as with any mutual fund, there is no assurance that the Fund or Portfolio will achieve its investment objective.

    The Fund's net asset value ("NAV") varies because the market value of the Portfolio's investments will change with changes in the value of the securities in which the Portfolio invests and with changes in market conditions, interest rates, currency rates, or political or economic situations. When you sell your shares, they may be worth more or less than what you paid for them. For further information, see "Risk Considerations."

EXPENSES OF INVESTING IN THE FUND

FEE TABLE

    The table below is intended to assist you in understanding the expenses that an investor in Investor Shares of the Fund would incur. There are no transaction expenses associated with purchases or redemptions of Investor Shares. The Annual Fund Operating Expenses have been restated to reflect projected fees, expenses and waivers for the current fiscal year.

    ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)(1)

    Management Fees (after fee waivers)(2)(3)...........................................       0.53%
    12b-1 Fees..........................................................................       None
    Other Expenses(3)...................................................................       0.96%
    Total Fund Operating Expenses(3)....................................................       1.49%

(1) The Fund's expenses include the Fund's pro rata portion of all operating expenses of the Portfolio.
(2) Management Fees reflect the fees paid by the Portfolio and the Fund for investment advisory and administrative services.
(3) SCMI and Schroder Advisors have voluntarily undertaken to waive a portion of their fees and assume certain expenses of the Fund during the current fiscal year in order to limit the Fund's Total Fund Operating Expenses to 1.49% of the Fund's average daily net assets. This undertaking cannot be withdrawn except by a majority vote of the Trust's Board of Trustees. See "Management of the Fund -- Expenses." Without fee waivers, Management Fees and Total Operating Expenses would be 0.85% and 1.81%, respectively.

EXAMPLE

    The table below indicates how much you would pay in total expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period. The example is based on the expenses listed above, and assumes the reinvestment of all dividends and other distributions. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS; ACTUAL EXPENSES OR RETURNS MAY VARY FROM THOSE SHOWN. The 5% annual return is not a prediction of the Fund's return, but is the percentage required by the SEC for use in this example.

 1 year................................................................................  $ 15
 3 years...............................................................................  $ 47
 5 years...............................................................................  $ 82
10 years...............................................................................  $178

FINANCIAL HIGHLIGHTS

    The financial highlights of the Fund are presented below to assist you in evaluating per share performance of the Fund's Investor Shares for the periods shown. This information is part of the Fund's financial statements and has been audited by Coopers & Lybrand L.L.P., independent accountants to the Fund. The Fund's financial statements for the year ended October 31, 1996, and the related independent accountants' report are contained in the Fund's Annual Report to Shareholders and are incorporated by reference into the SAI. Further information about the performance of the Fund is contained in the Annual Report, which may be obtained without charge by writing the Fund at Two Portland Square, Portland, Maine 04101 or by calling 1-800-290-9826.

                                                                                       August 6,
                                                      Year Ended October 31,           1993(b) -
                                                ---------------------------------      October 31,
                                                 1996(a)         1995       1994          1993
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $   15.14     $   11.81  $   10.99      $   10.00
                                                ---------     ---------  ---------      ---------
Investment Operations:
    Net Investment Loss                             (0.06)(c)     (0.04)     (0.07)         (0.02)
    Net Realized and Unrealized Gain (loss)          4.10          3.78       0.97           1.01
                                                ---------     ---------  ---------      ---------
Total from Investment Operations                     4.04          3.74       0.90           0.99
                                                ---------     ---------  ---------      ---------
Distributions from Net Realized Gain                (1.95)        (0.41)     (0.08)            --
                                                ---------     ---------  ---------      ---------
Net Asset Value, End of period                  $   17.23     $   15.14  $   11.81      $   10.99
                                                ---------     ---------  ---------      ---------
                                                ---------     ---------  ---------      ---------
Total Return                                        29.35%        32.84%      8.26%          9.90%
Ratios/Supplementary Data:
    Net Assets, End of Period (thousands)         $13,743       $15,287    $13,324        $12,489
    Ratio of Expenses to Average Net Assets          1.49(c)(d)    1.49%      1.45%          2.03%(e)
    Ratio of Net Investment Loss to Average
        Net Assets                                  (0.35)(c)(d)  (0.30%)    (0.58%)        (0.99%)(e)
    Portfolio Turnover Rate(f)                      58.50%         92.68%     70.82%        12.58%
    Average Brokerage Commission Rate(g)          $0.0583           N/A        N/A           N/A

---------

(a) On May 17, 1996, the Fund began offering two classes of shares, Investor Shares and Advisor Shares, and all then outstanding shares of the Fund were converted to Investor Shares.

(b) Commencement of operations.

(c) Includes the Fund's proportionate share of income and expenses of the Portfolio.

(d) During the year ended October 31, 1996, various fees were waived. Had such waivers not occurred, the ratio of expenses to average net assets would have been 1.80% and the ratio of net investment loss to average net assets would have been (0.66)%, both of which include the Fund's proportionate share of income and expenses of the Portfolio.

(e) Annualized.

(f) Portfolio turnover rate represents the rate of portfolio activity. The rate for year ended October 31, 1996, represents the portfolio turnover rate of the Portfolio.

(g) The average commission per share paid to brokers represents the amount paid to brokers on the purchase and sale of portfolio securities while the Fund was making investments directly in securities.

INVESTMENT OBJECTIVE

    The investment objective of the Fund is capital appreciation. Current income is incidental to the objective of capital appreciation. The Fund is not intended for investors whose objective is assured income or preservation of capital. It is, rather, appropriate for investors who can bear the special risks associated with investment in smaller capitalization companies.

    The Fund currently seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has substantially the same investment objective and policies as the Fund. There can be no assurance that the Fund or Portfolio will achieve its investment objective.

INVESTMENT POLICIES

    Although the following information describes the investment policies of the Portfolio and the responsibilities of Schroder Core's Board of Trustees (the "Schroder Core Board"), it applies equally to the Fund and the Trust's Board of Trustees (the "Trust Board"). Additional information concerning the investment policies of the Fund and the Portfolio is contained in the SAI.

    The investment objective, and the investment policies of the Portfolio that are designated as fundamental, may not be changed without approval of the holders of a majority of the outstanding voting securities of the Portfolio. A majority of outstanding voting securities means the lesser of
(i) 67% of the shares present or represented at a shareholder meeting at which the holders of more than 50% of the outstanding shares are present or represented, or (ii) more than 50% of outstanding shares. Non-fundamental investment policies of the Portfolio may be changed by the Schroder Core Board without approval of the investors in the Portfolio.

    Under normal market conditions, the Portfolio will seek to achieve its investment objective by investing, at least 65% of its total assets in equity securities of United States-domiciled companies that at the time of purchase have market capitalizations of $1.5 billion or less. (Market capitalization means the market value of a company's outstanding stock.)

    In its investment approach, SCMI will identify securities of companies that it believes can generate above average earnings growth, and are selling at favorable prices in relation to book values and earnings. SCMI's assessment of the competency of an issuer's management will be an important investment consideration. These criteria are not rigid, and other investments may be included in the Portfolio if they could help the Portfolio attain its objective. These criteria can be changed by the Schroder Core Board, without shareholder approval.

    The Portfolio will invest principally in equity securities, namely, common stocks; securities convertible into common stocks; or, subject to special limitations, rights or warrants to subscribe for or purchase common stocks. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. The Portfolio may also invest to a limited degree in non-convertible debt securities and preferred stocks when SCMI believes that such investments are warranted to achieve the Portfolio's investment objective.

    The Portfolio may invest in securities of small, unseasoned companies (which, together with any predecessors, have been in operation for less than three years), as well as in securities of more established companies. The Portfolio intends to invest no more than 25% of its total assets in unseasoned companies.

    Although there is no minimum rating for debt securities (convertible or non-convertible) in which the Portfolio may invest, the Portfolio intends to invest no more than 5% of its net assets in debt securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P") (such securities are commonly known as "high yield/high risk" securities or "junk bonds"), and it will not invest in debt securities that are in default. Prices of high yield/high risk securities are generally more volatile than prices of higher rated securities; and junk bonds are generally deemed more vulnerable to default on interest and principal payments. It should be noted that even bonds rated Baa by Moody's or BBB by S&P are described by them as having speculative characteristics; changes in economic conditions or other circumstances are more likely to weaken the ability of issuers of such bonds to make principal and interest payments than is the case with higher grade bonds. The Portfolio is not obligated to dispose of securities due to rating changes by Moody's, S&P or other agencies. See the SAI for information about the risks associated with investing in junk bonds.

    For temporary defensive purposes, the Portfolio may invest without limitation in (or enter into repurchase agreements maturing in seven days or less with U.S. banks and broker-dealers with respect to) short-term debt securities, including commercial paper, U.S. Treasury bills, other short-term U.S. Government securities, certificates of deposit, and bankers' acceptances of U.S. banks. The Portfolio also may hold cash and time deposits in U.S. banks. See "Investment Policies" in the SAI for further information about these securities.

    The following specific policies and limitations are considered at the time of any purchase; SCMI may not buy these instruments or use these techniques unless it believes that they are consistent with the Portfolio's objective.

    COMMON AND PREFERRED STOCK AND WARRANTS. The Portfolio may invest in common and preferred stock. Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company, they would be entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and preferred stockholders (if any) are paid. Preferred stock is a class of stock having a preference over common stock as to dividends and, generally, as to the recovery of investment. A preferred stockholder is also a shareholder and not a creditor of the company. Dividends paid to common and preferred stockholders are distributions of the earnings of the company and are not interest payments (which are expenses of the company). Equity securities owned by the Portfolio may be traded in the over-the counter market or on a securities exchange, but are not necessarily traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by the Portfolio of a security to meet withdrawals by interest holders may require the Portfolio to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the "book value" of an issuer or other objective measure of a company's worth.

    Convertible preferred stock generally may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. A convertible security entitles the holder to receive the dividend paid on preferred stock until the convertible security is converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers. These securities are usually senior to common stock in a company's capital structure, but are usually subordinated to non-convert-ible debt securities. In general, the value of a convertible security is the higher of its investment value (its value as a fixed income security) and its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The value of a convertible security is, however, also influenced by the value of the underlying common stock.

    The Portfolio may also invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time.

    REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements, which are a means of investing monies for a short period whereby a seller -- a U.S. bank or recognized broker-dealer -- sells securities to the Portfolio and agrees to repurchase them (at the Portfolio's cost plus interest) within a specified period (normally one day). The values of the underlying securities purchased by the Portfolio are monitored at all times by SCMI to ensure that the total value of the securities equals or exceeds the value of the repurchase agreement. The Portfolio's custodian bank holds the securities until they are repurchased. If a seller defaults under a repurchase agreement, the Portfolio may have difficulty exercising its rights to the underlying securities and may incur costs and experience time delays in disposing of them. To evaluate potential risk, SCMI reviews the creditworthiness of banks and dealers with which the Portfolio enters into repurchase agreements.

    ILLIQUID AND RESTRICTED SECURITIES. The Portfolio will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid (i) by virtue of the absence of a readily available market or (ii) because of legal or contractual restrictions on resale ("restricted securities"). There may be undesirable delays in selling illiquid securities at prices representing their fair value. This policy includes over-the-counter options held by the Portfolio and the portion of the assets used to cover such options. The limitation on investing in restricted securities does not include securities that may not be resold to the general public but may be resold (pursuant to Rule 144A under the Securities Act of 1933, as amended), to qualified institutional purchasers. If SCMI determines that a "Rule 144A security" is liquid pursuant to guidelines adopted by the Schroder Core Board, the security will not be deemed illiquid. These guidelines take into account trading activity for the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, that security may become illiquid, which could affect the Portfolio's liquidity. See "Investment Policies -- Illiquid and Restricted Securities" in the SAI for further information.

    LOANS OF PORTFOLIO SECURITIES. The Portfolio may lend portfolio securities (otherwise than in repurchase transactions) to brokers, dealers and other financial institutions meeting specified credit conditions if the loan is collateralized in accordance with applicable regulatory requirements and if, after any loan, the value of the securities loaned does not exceed 25% of the Portfolio's total asset value. By so doing, the Portfolio attempts to earn interest income. In the event of the other party's bankruptcy, the Portfolio could experience delays in recovering the securities it lent; if in the meantime, the value of the securities the Portfolio lent has increased, the Portfolio could experience a loss.

    The Portfolio may lend its securities if it maintains collateral in a segregated account, and its liquid assets are equal to the current market value of the securities loaned (including accrued interest thereon) plus the loan interest payable to the Portfolio. Any securities that the Portfolio receives as collateral will not become part of its portfolio at the time of the loan; in the event of a default by the borrower, the Portfolio will (if permitted by law) dispose of such collateral except for such part thereof that is a security in which the Portfolio is permitted to invest. While the securities are on loan, the borrower will pay the Portfolio any accrued income on those securities, and the Portfolio may invest the cash collateral and earn income or receive an agreed upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by the Portfolio will be invested in U.S. Government securities and liquid high grade debt obligations. The value of securities loaned will be marked to market daily. Portfolio securities purchased with cash collateral are subject to possible depreciation. Loans of securities by the Portfolio will be subject to termination at the Portfolio's or the borrower's option. The Portfolio may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Schroder Core Board.

    OPTIONS AND FUTURES TRANSACTIONS. While the Portfolio does not presently intend to do so, it may write covered call options and purchase certain put and call options, stock index futures, and options on stock index futures and broadly-based stock indices, all of which are referred to as "Hedging Instruments." In general, the Portfolio may use Hedging Instruments: (1) to protect against declines in the market value of the portfolio's securities or
(2) to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities. The Portfolio will not use Hedging Instruments for speculation. The Hedging Instruments the Portfolio is authorized to use have certain risks associated with them, including (a) the possible failure of such instruments as hedging techniques in cases where the price movements of the securities underlying the options or futures do not follow the price movements of the portfolio securities subject to the hedge;
(b) potentially unlimited loss associated with futures transactions and the possible lack of a liquid secondary market for closing out a futures position; and (c) possible losses resulting from the inability of SCMI to predict the direction of stock prices, interest rates and other economic factors. The Hedging Instruments the Portfolio may use and the risks associated with them are described in greater detail under "Options and Futures Transactions" in the SAI.

    SHORT SALES AGAINST-THE-BOX. The Portfolio may not sell securities short except in "short sales against-the-box." For federal income tax purposes, short sales against-the-box may be made to defer recognition of gain or loss on the sale of securities "in the box;" and no income can result and no gain can be realized from securities sold short against-the-box until the short position is closed out. See "Short Sales Against-the-Box" in the SAI for further details.

RISK CONSIDERATIONS

    SMALLER COMPANIES. While all investments have risks, investments in smaller capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

    UNSEASONED ISSUERS. Investments in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which the Portfolio may purchase when they are offered to the public for the first time) may have a limited trading market which can adversely affect their sale by the Portfolio and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engage in trading this type of security, the Portfolio may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

MANAGEMENT OF THE FUND

 SCHRODER GROUP ASSETS UNDER MANAGEMENT WORLDWIDE AS OF DECEMBER 31, 1996 --
                              OVER $130 BILLION

                                  [GRAPHIC]

THE SCHRODER INVESTMENT MANAGEMENT GROUP INVESTMENT AND REPRESENTATIVE OFFICES WORLDWIDE INCLUDE NEW YORK, LONDON, BOSTON, ZURICH, WARSAW, TOKYO, HONG KONG, BEIJING, SHANGHAI, TAIPEI, SEOUL, BANGKOK, KUALA LUMPUR, SINGAPORE, JAKARTA, SYDNEY, BUENOS AIRES, SAO PAULO, BOGOTA AND CARACAS.

           TOGETHER, SCHRODER CAPITAL MANAGEMENT INTERNATIONAL AND SCHRODER CAPITAL MANAGEMENT INC. MANAGE OVER $24 BILLION

BOARDS OF TRUSTEES

    The business and affairs of the Fund are managed under the direction of the Trust Board. The business and affairs of the Portfolio are managed under the direction of the Schroder Core Board.

Additional information regarding the trustees and executive officers of the Trust, as well as Schroder Core's trustees and executive officers, may be found in the SAI under the heading "Management, Trustees and Officers."

INVESTMENT ADVISER AND PORTFOLIO MANAGERS

    As investment adviser to the Portfolio, SCMI manages the Portfolio and continuously reviews, supervises and administers its investments. SCMI is responsible for making decisions relating to the Portfolio's investments and placing purchase and sale orders regarding such investments with brokers or dealers it selects. For these services, the Investment Advisory Agreement between SCMI and Schroder Core provides that SCMI is entitled to receive a monthly advisory fee at the annual rate of 0.60% of the Portfolio's average daily net assets, which the Fund indirectly bears through its investment in the Portfolio.

    SCMI is a wholly-owned U.S. subsidiary of Schroders Incorporated, the wholly-owned U.S. holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large world-wide group of banks and financial services companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices in eighteen countries. The Schroder Group specializes in providing investment management services.

    The investment management team of Fariba Talebi (a Vice President of the Trust and a Group Vice President of SCMI) and Ira Unschuld (a Vice President of the Trust and of SCMI) with the assistance of an investment committee, is primarily responsible for the day-to-day management of the Portfolio's investments and has so managed the Portfolio since its inception. Ms. Talebi and Mr. Unschuld have been employed by SCMI in the investment research and portfolio management areas since 1987 and 1990, respectively.

    The Fund began pursuing its investment objective through investment in the Portfolio on August 15, 1996. The Fund may withdraw its investment from the Portfolio at any time if the Trust Board determines that it is in the best interests of the Fund and its shareholders to do so. See "Other Information -- Fund Structure." Accordingly, the Trust has retained SCMI as its investment adviser to manage the Fund's assets in the event the Fund withdraws its investment. SCMI does not receive an investment advisory fee from the Fund so long as the Fund remains completely invested in the Portfolio (or any other investment company). If the Fund resumes directly investing in portfolio securities, it will pay SCMI an advisory fee, payable monthly, at the annual rate of 0.50% of the Fund's average daily net assets for the first $100 million; 0.40% on the next $150 million; and 0.35% of the Fund's average daily net assets greater than $250 million. The investment advisory agreement between SCMI and the Trust with respect to the Fund is the same in all material respects as Schroder Core's Investment Advisory Contract with respect to the Portfolio (except as to the parties, the fees payable thereunder, the circumstances under which fees will be paid and the jurisdiction whose laws govern the contract).

ADMINISTRATIVE SERVICES

    On behalf of the Fund, the Trust has entered into an administration contract with Schroder Advisors, 787 Seventh Avenue, New York, New York 10019. On behalf of the Portfolio, the Trust has also entered into a sub-administration agreement with Forum, Two Portland Square, Portland, Maine 04101. Pursuant to these agreements, Schroder Advisors and Forum provide certain management and administrative services necessary for the Fund's operations. Schroder Advisors is compensated at the annual rate of 0.25% of the Fund's average daily net assets. Forum is compensated at the annual rate of 0.075% of the Fund's average daily net assets.

    Schroder Advisors and Forum provide similar services to the Portfolio. Schroder Advisors provides such services without compensation. The Portfolio pays Forum a monthly fee at the annual rate of 0.075% of the Portfolio's average daily net assets for its sub-administration services.

EXPENSES

    SCMI and Schroder Advisors have voluntarily undertaken to waive a portion of their fees or assume certain expenses of the Fund in order to limit total Fund expenses (excluding taxes, inter-est, brokerage commissions and other portfolio transaction expenses and extraordinary expenses) chargeable to Investor Shares to 1.49% of the average daily net assets of the Fund attributable to those shares. This expense limitation cannot be modified or withdrawn except by a majority vote of the Trustees of the Trust who are not interested persons (as defined in the 1940
Act) of the Trust. If expense reimbursements are required, they will be made on a monthly basis. Forum may waive voluntarily all or a portion of their fees, from time to time.

PORTFOLIO TRANSACTIONS

    SCMI places orders for the purchase and sale of the Portfolio's investments with brokers and dealers selected by SCMI in its discretion and seeks "best execution" of such portfolio transactions. The Portfolio may pay higher than the lowest available commission rates when SCMI believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction.

    Subject to the Portfolio's policy of obtaining the best price consistent with quality of execution on transactions, SCMI may employ (a) Schroder Wertheim & Company, Incorporated and its affiliates ("Schroder Wertheim"), affiliates of SCMI, to effect transactions of the Portfolio on the New York Stock Exchange and (b) Schroder Securities Limited and its affiliates ("Schroder Securities"), affiliates of SCMI, to effect transactions of the Portfolio, if any, on certain foreign securities exchanges. Because of the affiliation between SCMI and both Schroder Wertheim and Schroder Securities, the Portfolio's payment of commissions to them is subject to procedures adopted by the Schroder Core Board designed to ensure that the commissions will not exceed the usual and customary brokers' commissions. No specific portion of the Portfolio's brokerage will be directed to Schroder Wertheim or Schroder Securities, and in no event will either receive any brokerage in recognition of research services.

    Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Schroder Core Board may determine, SCMI may consider sales of shares of the Fund or any other entity that invests in the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

    Although the Portfolio does not currently engage in directed brokerage arrangements to pay expenses, it may do so in the future. These arrangements (whereby brokers executing the Portfolio's portfolio transactions agree to pay designated expenses of the Portfolio if brokerage commissions generated by the Portfolio reached certain levels) might reduce the Portfolio's expenses (and, indirectly, the Fund's expenses), and would not be expected to increase materially the brokerage commissions paid by the Portfolio. Brokerage commissions are not deemed to be Fund expenses.

CODE OF ETHICS

    The Trust, Schroder Core, SCMI, Schroder Advisors, and Schroders Incorporated have each adopted a code of ethics that contains a policy on personal securities transactions by "access persons," including portfolio managers and investment analysts. That policy complies in all material respects with the recommendations set forth in the Report of the Advisory Group on Personal Investing of the Investment Company Institute, of which the Trust is a member.

INVESTMENT IN THE FUND

PURCHASE OF SHARES

    Investors may purchase Investor Shares directly from the Trust. Prospectuses, sales material and Account Applications can be obtained from the Trust or through Forum Financial Corp., the Fund's transfer agent (the "Transfer Agent"). See "Other Information -- Shareholder Inquiries."

Investments may also be made through service organizations that assist their customers in purchasing shares of the Fund ("Service Organizations"). Service Organizations may charge their customers a service fee for processing orders to purchase or sell shares of the Fund. Investors wishing to purchase shares through their accounts at a Service Organization should contact that organization directly for appropriate instructions.

    Shares of the Fund are offered at the net asset value next determined after receipt of a completed Account Application (at the address set forth below). The minimum initial investment is $10,000, except that the minimum for an IRA is $2,000. The minimum subsequent investment is $2,500. All purchase payments are invested in full and fractional shares. The Fund is authorized to reject any purchase order.

    Purchases may be made by mailing a check (in U.S. dollars), payable to Schroder U.S. Smaller Companies Fund, to:

    Schroder U.S. Smaller Companies Fund  --
    Investor Shares
    P.O. Box 446
    Portland, Maine 04112

    For initial purchases, the check must be accompanied by a completed Account Application in proper form. Further documentation may be requested from corporations, administrators, executors, personal representatives, directors or custodians to evidence the authority of the person or entity making the subscription request.

    Investors and Service Organizations (on behalf of their customers) may transmit purchase payments by Federal Reserve Bank wire directly to the Fund as follows:

    Chase Manhattan Bank
    New York, NY
    ABA No.: 021000021
    For Credit To: Forum Financial Corp.
    Account No.: 910-2-718187
    Ref.: Schroder U.S. Smaller Companies Fund -- Investor Shares
    Account of: (shareholder name)
    Account Number: (shareholder account number)

    The wire order must specify the name of the Fund, the shares' class (i.e., Investor Shares), the account name and number, address, confirmation number, amount to be wired, name of the wiring bank, and name and telephone number of the person to be contacted in connection with the order. If the initial investment is by wire, an account number will be assigned and an Account Application must be completed and mailed to the Fund before any account will become active. Wire orders received prior to 4:00 p.m. (Eastern
Time) on each day that the New York Stock Exchange is open for trading (a "Fund Business Day") will be processed at the net asset value determined as of that day. Wire orders received after 4:00 p.m. (Eastern Time) will be processed at the net asset value determined as of the next Fund Business Day. See "Net Asset Value" below.

    The Fund's Transfer Agent, establishes for each shareholder of record, an open account to which all shares purchased and all reinvested dividends and other distributions are credited. Although most shareholders elect not to receive share certificates, certificates for full shares can be obtained by written request to the Fund's Transfer Agent. No certificates are issued for fractional shares.

    The Transfer Agent will deem an account lost if six months have passed since correspondence to the shareholder's address of record is returned, unless the Transfer Agent determines the shareholder's new address. When an account is deemed lost, dividends and other distributions will automatically be reinvested. In addition, the amount of any outstanding checks for dividends and other distributions that have been returned to the Transfer Agent will be reinvested and such checks will be canceled.

RETIREMENT PLANS AND INDIVIDUAL RETIREMENT
ACCOUNTS

    Shares of the Fund are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available upon request. Before investing in the Fund through one of these plans, investors should consult their tax advisors.

    The Fund may be used as an investment vehicle for an IRA including SEP-IRA. An IRA naming The First National Bank of Boston as custodian is available from the Trust or the Transfer Agent. The minimum initial investment for an IRA is $2,000; the minimum subsequent investment is $2,000. Under certain circumstances contributions to an IRA may be tax deductible. IRAs are available to individuals (and their spouses) who receive compensation or earned income, whether or not they are active participants in a tax-qualified or government-approved retirement plan. An IRA contribution by an individual (or spouse) who participates in a tax-qualified or government-approved retirement plan may not be deductible, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before effecting a rollover.

STATEMENT OF INTENTION

    Investor Share investors also may meet the minimum initial investment requirement based on cumulative purchases by means of a written Statement of Intention, expressing the investor's intention to invest $10,000 or more in Investor Shares of the Fund within a period of 13 months. Each purchase of shares under a Statement of Intention will be made at net asset value plus the sales charge applicable at the time of the purchase to a single transaction of the dollar amount indicated in the Statement.

    Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in shares of the Fund should complete the appropriate portion to the account application form. Current Fund shareholders can obtain a Statement of Intention form by contacting the Transfer Agent.

    The Fund reserves the right to redeem Shares in any account if, at the end of the Statement of Intention period, the account does not have a value of at least the minimum investment amount.

EXCHANGES

    Shareholders may exchange Shares of the Fund for shares of any other series of the Trust so long as they meet the initial investment minimum of the Fund being purchased and maintain the respective minimum account balance in each Fund in which they own shares. Exchanges between each Fund are at net asset value.

    An exchange is considered to be a sale of shares for Federal income tax purposes on which a shareholder may realize a capital gain or loss. An exchange may be made by calling the Transfer Agent at (800) 344-8332 or by mailing written instructions to Schroder Capital Funds (Delaware), P.O. Box 446, Portland, Maine 04112. Exchange privileges may be exercised only in those states where shares of the other series of the Trust may legally be sold. Exchange privileges may be amended or terminated at any time upon sixty
(60) days' notice.

REDEMPTION OF SHARES

    Shares of the Fund are redeemed at their next determined net asset value after receipt by the Fund (at the address set forth above under "Purchase of Shares") of a redemption request in proper form. Redemption requests may be made between 9:00 a.m. and 6:00 p.m. (Eastern Time) on each Fund Business Day. Redemption requests that are received prior to 4:00 p.m. (Eastern Time) will be processed at the net asset value determined as of that day. Redemption requests that are received after 4:00 p.m. (Eastern Time) will be processed at the net asset value determined the next Fund Business Day. See "Net Asset Value" below.

    BY TELEPHONE. Redemption requests may be made by telephoning the Transfer Agent at the telephone number on the cover page of this Prospectus. A shareholder must provide the Transfer Agent with the class of Shares, the dollar amount or number of shares to be redeemed, shareholder account number, and some additional form of identification such as a password. A redemption by telephone may be made only if the telephone redemption privilege option has been elected on the Account Application or otherwise in writing. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, reasonable procedures will be followed by the Transfer Agent to confirm that telephone instructions are genuine. The Transfer Agent and the Trust generally will not be liable for any losses due to unauthorized or fraudulent redemption requests, but may be liable if they do not follow these procedures. Shares for which certificates have been issued may not be redeemed by telephone. In times of drastic economic or market change, it may be difficult to make redemptions by telephone. If a shareholder cannot reach the Transfer Agent by telephone, redemption requests may be mailed or hand-delivered to the Transfer Agent.

    WRITTEN REQUESTS. Redemptions may be made by letter to the Fund specifying the class of shares, the dollar amount or number of Shares to be redeemed, and the shareholder account number. The letter must also be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign) and, in certain cases, signatures must be guaranteed by an institution that is acceptable to the Transfer Agent. Such institutions include certain banks, brokers, dealers (including municipal and government securities brokers and dealers), credit unions and savings associations. Notaries public are not acceptable. Further documentation may be requested to evidence the authority of the person or entity making the redemption request. Questions concerning the need for signature guarantees or documentation of authority should be directed to the Fund at the above address or by calling the telephone number appearing on the cover of this Prospectus.

    If Shares to be redeemed are held in certificate form, the certificates must be enclosed with the redemption request and the assignment form on the back of the certificates (or an assignment separate from the certificates but accompanied by the certificates) must be signed by all owners in exactly the same way the owners' names are written on the face of the certificates. Requirements for signature guarantees and/or documentation of authority as described above could also apply. For your protection, the Fund suggests that certificates be sent by registered mail.

    ADDITIONAL REDEMPTION INFORMATION. Checks for redemption proceeds will normally be mailed within seven days. No redemption proceeds will be mailed until checks in payment for the purchase of the Shares to be redeemed have been cleared, which may take up to 15 calendar days from the purchase date. Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record.

    The Fund may suspend the right of redemption during any period when (i) trading on the New York Stock Exchange is restricted or that exchange is closed, (ii) the SEC has by order permitted such suspension, or (iii) an emergency (as defined by rules of the SEC) exists making disposal of portfolio investments or determination of the Fund's net asset value not reasonably practicable.

    If the Trust Board determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may redeem Shares in whole or in part by a distribution in kind of portfolio securities (from the investment portfolio of the Portfolio or of the Fund), in lieu of cash. The Fund will, however, redeem Shares solely in cash up to the lesser of $250,000 or 1% of net assets during any 90-day period for any one shareholder. In the event that payment for redeemed Shares is made wholly or partly in portfolio securities, the shareholder may be subject to additional risks and costs in converting the securities to cash. See "Additional Purchase and Redemption Information" in the SAI.

    The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for Federal income tax purposes.

    Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem Shares in any account (other than an IRA) if at any time the account does not have a value of at least $2,000, unless the value of the account falls below that amount solely as a result of market activity. Shareholders will be notified that the value of the account is less than $2,000 and be allowed at least 30 days to make an additional investment to increase the account balance to at least $2,000.

NET ASSET VALUE

    The net asset value per share of the Fund is calculated separately for each class of shares of the Fund at 4:00 p.m. (Eastern Time), Monday through Friday, each Fund Business Day, which excludes the following U.S. holidays:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Share is calculated by dividing the aggregate value of the Fund's assets less all Fund liabilities, if any, by the number of Shares of the Fund outstanding.

    Generally, securities that are listed on recognized stock exchanges are valued at the last reported sale price, on the day when the securities are valued (the "Valuation Day"), on the primary exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges for which there were no sales on the Valuation Day are valued at the last sale price on the preceding trading day or at closing mid-market prices. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Schroder Core Board.

DIVIDENDS, DISTRIBUTIONS AND TAXES

THE FUND

    The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. By complying therewith, the Fund will not have to pay federal income tax on that part of its income or net realized capital gain that is distributed to shareholders. The Fund intends to distribute substantially all of its income and net realized capital gain and therefore, intends not to be subject to federal income tax. In its effort to adhere to these requirements, the Fund may have to limit its investment activity in some types of instruments.

    Dividends and capital gain distributions on Investor Shares are reinvested automatically in additional Investor Shares at net asset value unless the shareholder has elected in the Account Application or otherwise in writing to receive dividends and other distributions in cash.

    After every dividend and other distribution, the value of a Share declines by the amount of the distribution. Purchases made shortly before a dividend or other distribution include in the purchase price the amount of the distribution, which will be returned to the investor in the form of a taxable distribution.

    Dividends and other distributions paid by the Fund with respect to both classes of its shares will be calculated in the same manner and at the same time. The per share dividends on Advisor Shares are expected to be lower than the per share dividends on Investor Shares as a result of compensation payable to Service Organizations for shareholder servicing for the Advisor Shares.

    Dividends from the Fund's income generally will be taxable to shareholders as ordinary income, whether dividends are invested in additional Shares or received in cash. Distributions by the Fund of any net capital gain will be taxable to a shareholder as long-term capital gain regardless of how long the shareholder has held the Shares. Each year the Trust will notify shareholders of the tax status of dividends and other distributions.

    Dividends from the Fund will qualify for the dividends-received deduction for corporate shareholders to the extent dividends do not exceed the aggregate amount of dividends received by the Fund from domestic corporations, provided the Fund shares are held for more than 45 days. If securities held by the Fund are considered to be debt-financed (generally, acquired with borrowed funds); are held by the Fund for fewer than 46 days (91 days in the case of certain preferred stock); or are subject to certain forms of hedges or short sales, then the portion of the dividends paid by the Fund attributable to such securities will not be eligible for the dividends-received deduction.

    A redemption of Shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's basis in the redeemed Shares. If Shares are redeemed at a loss after being held for six months or less, the loss will be treated as a long-term, rather than a short-term, capital loss to the extent of any capital gain distributions received on those Shares.

    The Fund must withhold 31% from dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding. Depending on the residence of a shareholder for tax purposes, distributions from the Fund may also be subject to state and local taxes, including withholding taxes. Shareholders should consult their own tax advisors as to the tax consequences of their ownership of Shares.

    If the Fund's dividends exceed its taxable income in any year all or a portion of the Fund's dividends may be treated as a return of capital to shareholders for tax purposes. Any return of capital will reduce the cost basis of your shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your shares. Shareholders will be notified by the Trust if a distribution included a return of capital.

    The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders; see the SAI for further information. Shareholders should consult their own tax advisors as to the tax consequences of their ownership of shares.

THE PORTFOLIO

    The Portfolio is not required to pay federal income tax because it is classified as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio will be deemed to have been "passed through" to the Fund in proportion to the Fund's holdings in the Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Portfolio.

    The Portfolio intends to conduct its operations so as to enable the Fund to qualify as a regulated investment company.

OTHER INFORMATION

CAPITALIZATION AND VOTING

    The Trust was organized as a Maryland corporation on July 30, 1969, reorganized on February 28, 1988 as Schroder Capital Funds, Inc. and reorganized on January 9, 1996 as a Delaware business trust. The Trust has authority to issue an unlimited number of shares of beneficial interest. The Trust Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may divide such portfolios or series into classes of shares (such as the Investor Shares), and the costs of doing so will be borne by the Trust. The Trust currently consists of eight separate series, each of which has separate investment objectives and policies.

    The Fund currently consists of two classes of shares. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation except that, due to the differing expenses borne by the classes, dividends and liquidation proceeds for each class will likely differ.

    Shares are fully paid and non-assessable, and have no pre-emptive rights. Shareholders have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held). Each share of the Fund has equal voting rights, except that if a matter affects only the shareholders of a particular class only shareholders of that class shall have a right to vote. On Trust matters requiring shareholder approval, shareholders of the Trust are entitled to vote only with respect to matters that affect the interests of the fund or the class of shares they hold, except as otherwise required by applicable law.

    There will normally be no meetings of shareholders to elect Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. However, the holders of not less than a majority of the outstanding shares of the Trust may remove any person serving as a Trustee and the Trust Board will call a special meeting of shareholders to consider removal of one or more Trustees if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

    From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of February 15, 1997, Schroder Nominees Limited may be deemed to have controlled the Fund for purposes of the 1940 Act.

REPORTS

    The Trust sends each Fund shareholder a semi-annual report and an audited annual report containing the Fund's financial statements.

PERFORMANCE

    The Fund may include quotations of its average annual total return, cumulative total return and other performance measures in advertisements or reports to shareholders or prospective investors. Average annual total return of a class of shares is based upon the overall dollar or percentage change in value of a hypothetical investment each year over specified periods. Average annual total returns reflect the deduction of a proportional share of a Fund's expenses (on an annual basis) and assumes investment and reinvestment of all dividends and distributions at NAV. Cumulative total returns are calculated similarly except that the total return is aggregated over the relevant period instead of annualized.

    Performance quotations are calculated separately for each class of shares of the Fund. The Fund may also be compared to various unmanaged securities indices, groups of mutual funds tracked by mutual fund ratings services, or other general economic indicators. Unmanaged indices may assume the reinvestment of dividends but do not reflect deductions for administrative and management costs and expenses.

    Performance information represents only past performance and does not necessarily indicate future results. For a description of the methods used to determine total return and other performance measures for the Fund, see the SAI.

CUSTODIAN AND TRANSFER AGENT

    The Chase Manhattan Bank, N.A. is custodian of the Fund's and of the Portfolio's assets. Forum Financial Corp. serves as the Fund's transfer and dividend disbursing agent.

SHAREHOLDER INQUIRIES

    Inquiries about the Fund, including its past performance, should be directed to:

        Schroder U.S. Smaller Companies Fund
        P.O. Box 446
        Portland, Maine 04112

    Information about specific shareholder accounts may be obtained from the Transfer Agent by calling (800) 344-8332.

SERVICE ORGANIZATIONS

    The Glass-Steagall Act and other applicable laws and regulations provide that banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

FUND STRUCTURE

    CLASSES OF SHARES. The Fund has two classes of shares, Investor Shares and Advisor Shares. Advisor Shares are offered by a separate prospectus to individual investors, in most cases through Service Organizations. Advisor Shares incur more expenses than Investor Shares. Except for certain differences, each share of each class represents an undivided, proportionate interest in the Fund. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of the Fund except that, due to the differing expenses borne by the two classes, the amount of dividends and other distributions will differ between the classes. Information about Advisor Shares is available from the Fund by calling Schroder Advisors at (800) 730-2932.

    THE PORTFOLIO. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has the same investment objective and substantially similar policies as the Fund. Accordingly, the Portfolio directly acquires its own securities and the Fund acquires an indirect interest in those securities. The Portfolio is a separate series of Schroder Core, a business trust organized under the laws of the State of Delaware in September 1995. Schroder Core is registered under the 1940 Act as an open-end, management investment company and currently has four separate series. The assets of the Portfolio, a diversified portfolio, belong only to, and the liabilities of the Portfolio are borne solely by, the Portfolio and no other portfolio of Schroder Core.

    The Fund's investment in the Portfolio is in the form of a non-transferable beneficial interest. As of March 1, 1997, there are two institutional investors in the Portfolio, the Fund and Norwest Advantage Funds' Small Cap Opportunities Fund. The Portfolio may permit other investment companies or institutional investors to invest in it. All other investors in the Portfolio will invest on the same terms and conditions as the Fund and will pay a proportionate share of the Portfolio's expenses.

    The Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in the Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Portfolio. On most issues subject to a vote of investors, as required by the 1940 Act and other applicable law, the Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by its shareholders. If there are other investors in the Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders will receive a majority of votes cast by all investors in the Portfolio; indeed, if other investors hold a majority interest in the Portfolio, they could have voting control of the Portfolio.

    The Portfolio will not sell its shares directly to members of the general public. Another investor in the Portfolio, such as an investment company, that might sell its shares to members of the general public would not be required to sell its shares at the same public offering price as the Fund and could have different fees and expenses than the Fund. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests exclusively in the Portfolio. There is currently no such other investment company that offers its shares to members of the general public. Information regarding any such funds in the future will be available from Schroder Core by calling (800) 730-2932.

    Under federal securities law, any person or entity that signs a registration statement may be liable for a misstatement or omission of a material fact in it. Schroder Core, its Trustees and certain of its officers are required to sign the registration statement of the Trust and may be required to sign the registration statements of certain other investors in the Portfolio. In addition, Schroder Core may be liable for misstatements or omissions of a material fact in any proxy soliciting material of an investor in Schroder Core, including the Fund. Each investor in the Portfolio, including the Trust, will indemnify Schroder Core and its Trustees and officers ("Schroder Core Indemnitees") against certain claims.

    Indemnified claims are those brought against Schroder Core Indemnitees based on a misstatement or omission of a material fact in the investor's registration statement or proxy materials. No indemnification need be made, however, if such alleged misstatement or omission relates to information about Schroder Core and was supplied to the investor by Schroder Core. Similarly, Schroder Core will indemnify each investor in the Portfolio, including the Fund, for any claims brought against the investor with respect to the investor's registration statement or proxy materials, to the extent the claim is based on a misstatement or omission of a material fact relating to information about Schroder Core that is supplied to the investor by Schroder Core. In addition, each registered investment company investor in the Portfolio will indemnify each Schroder Core Indemnitee against any claim based on a misstatement or omission of a material fact relating to information about a series of the registered investment company that did not invest in the Schroder Core. The purpose of these cross-indemnity provisions is principally to limit the liability of Schroder Core to information that it knows or should know and can control. With respect to other pro-spectuses, other offering documents and proxy materials of investors in Schroder Core, its liability is similarly limited to information about and supplied by it.

    CERTAIN RISKS OF INVESTING IN THE PORTFOLIO. The Fund's investment in the Portfolio may be affected by the actions of other large investors in the
Portfolio: for example, if the Portfolio had a large investor other than the Fund that redeemed its interest in the Portfolio, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.

    The Fund may withdraw its entire investment from the Portfolio at any time, if the Trust Board determines that it is in the best interests of the Fund and its shareholders to do so. The Fund might withdraw, for example, if there were other investors in the Portfolio who did by a vote of the shareholders of all investors (including the Fund), change the investment objective or policies of the Portfolio in a manner not acceptable to the Trust Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it would likely incur brokerage fees or other transaction costs. If the Fund withdrew its investment from the Portfolio, the Trust Board would consider appropriate alternatives, including the management of the Fund's assets in accordance with its investment objective and policies by SCMI, or the investment of all of the Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund. The inability of the Fund to find a suitable replacement investment, if the Board decided not to permit SCMI to manage the Fund's assets, could have a significant impact on shareholders the Fund.

    Each investor in the Portfolio, including the Fund, may be liable for all obligations of the Portfolio. The risk to an investor in the Portfolio of incurring financial loss on account of such liability, however, is limited to circumstances in which the Portfolio is unable to meet its obligations, the occurrence of which SCMI considers to be quite remote. Upon liquidation of the Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

INVESTMENT ADVISER
Schroder Capital Management International Inc.
787 Seventh Avenue
New York, New York 10019
ADMINISTRATOR & DISTRIBUTOR
Schroder Fund Advisors Inc.
787 Seventh Avenue
New York, New York 10019
SUB-ADMINISTRATOR
Forum Administrative Services, Limited Liability Company
Two Portland Square
Portland, Maine 04101
CUSTODIAN
The Chase Manhattan Bank, N.A.
Chase MetroTech Center
Brooklyn, New York 11245
TRANSFER AND DIVIDEND DISBURSING AGENT
Forum Financial Corp.
P.O. Box 446
Portland, Maine 04112
INDEPENDENT ACCOUNTANTS
Coopers & Lybrand, L.L.P.
One Post Office Square
Boston, Massachusetts 02109

TABLE OF CONTENTS

PROSPECTUS SUMMARY....................          3
EXPENSES OF INVESTING IN THE FUND.....          4
Fee Table.............................          4
Example...............................          4
FINANCIAL HIGHLIGHTS..................          5
INVESTMENT OBJECTIVE..................          6
INVESTMENT POLICIES...................          6
RISK CONSIDERATIONS...................          9
MANAGEMENT OF THE FUND................         10
Boards of Trustees....................         10
Investment Adviser and Portfolio
 Managers.............................         10
Administrative Services...............         11
Expenses..............................         11
Portfolio Transactions................         12
Code of Ethics........................         12
INVESTMENT IN THE FUND................         12
Purchase of Shares....................         12
Retirement Plans and Individual
 Retirement
 Accounts.............................         14
Statement of Intention................         14
Exchanges.............................         14
Redemption of Shares..................         14
Net Asset Value.......................         16
DIVIDENDS, DISTRIBUTIONS AND TAXES....         16
The Fund..............................         16
The Portfolio.........................         17
OTHER INFORMATION.....................         18
Capitalization and Voting.............         18
Reports...............................         18
Performance...........................         18
Custodian and Transfer Agent..........         19
Shareholder Inquiries.................         19
Service Organizations.................         19
Fund Structure........................         19

[LOGO]

--------------------------------------------


       SCHRODER
       U.S. SMALLER
       COMPANIES
       FUND


       INVESTOR SHARES


       PROSPECTUS

       MARCH 1, 1997


       SCHRODER CAPITAL FUNDS (DELAWARE)

SCHRODER INTERNATIONAL FUND
INVESTOR SHARES

This fund seeks long-term capital appreciation by investing primarily in securities markets outside the United States. It is intended for long-term investors seeking international diversification and willing to accept the risks of foreign investing.

Schroder International Fund (the "Fund"), a series of Schroder Capital Funds (Delaware) (the "Trust"), seeks to achieve its investment objective by investing substantially all of its assets in Schroder International Equity Fund (the "Portfolio"), which invests primarily in equity securities of non-U.S. companies. The Portfolio is a separately managed, diversified series of Schroder Capital Funds ("Schroder Core"), an open-end, management investment company. The Portfolio has an identical investment objective and substantially similar investment policies as the Fund (see "Other
Information -- Fund Structure"). Accordingly, the Fund's investment experience will correspond directly with the Portfolio's investment experience.

This prospectus sets forth concisely the information you should know before investing and should be retained for future reference. To learn more about the Fund, you may obtain a copy of the Fund's current Statement of Additional Information (the "SAI") which is incorporated by reference into this Prospectus. The SAI dated March 1, 1997, as amended from time, has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials for reference on their Internet Web Site (http://www.sec.gov) or may be obtained without charge from the Trust by writing to Two Portland Square, Portland, Maine 04101 or by calling 1-800-290-9826. The Fund has not authorized anyone to provide you with information that is different from what is contained in this prospectus or in other documents to which this prospectus refers you.

MUTUAL FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE SYSTEM OR ANY OTHER GOVERNMENT AGENCY AND ALSO ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR ITS AFFILIATES. MUTUAL FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                 PROSPECTUS
                                                                 MARCH 1, 1997

             FUNDS AVAILABLE THROUGH SCHRODER FUND ADVISORS INC.
       PLEASE CALL FOR COMPLETE INFORMATION AND TO OBTAIN A PROSPECTUS.
           PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.


SCHRODER CAPITAL FUNDS (DELAWARE)               SCHRODER SERIES TRUST
  (1-800-290-9826)                                (1-800-464-3108)
SCHRODER INTERNATIONAL FUND                     SCHRODER EQUITY VALUE FUND
SCHRODER EMERGING MARKETS FUND --               SCHRODER SMALL CAPITALIZATION
  INSTITUTIONAL PORTFOLIO                         VALUE FUND
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND   SCHRODER HIGH YIELD INCOME FUND
SCHRODER U.S. SMALLER COMPANIES FUND            SCHRODER INVESTMENT GRADE INCOME
SCHRODER U.S. EQUITY FUND                         FUND
                                                SCHRODER SHORT-TERM INVESTMENT
                                                  FUND

PROSPECTUS SUMMARY

    This prospectus offers Investor Class shares ("Investor Shares" or "Shares") of the Fund. The Fund is a separately managed, diversified series of the Trust, an open-end, management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS.

    OBJECTIVE. Long-term capital appreciation through investment in securities markets outside the United States.

    STRATEGY. Invests primarily in equity securities of companies domiciled outside the United States.

    INVESTMENT ADVISER. The Portfolio's investment adviser is Schroder Capital Management International Inc. ("SCMI"), 787 Seventh Avenue, New York, New York 10019. The Fund (and indirectly its shareholders) bears a pro rata portion of the investment advisory fee the Portfolio pays to SCMI. See "Management of the Fund -- Investment Adviser and Portfolio Manager."

    ADMINISTRATIVE SERVICES. Schroder Fund Advisors Inc. ("Schroder Advisors") serves as administrator and distributor of the Fund, and Forum Administrative Services, Limited Liability Company ("Forum") serves as the Fund's sub-administrator.

    PURCHASES AND REDEMPTIONS OF SHARES. Shares may be purchased or redeemed by mail, by bank-wire and through your broker-dealer or other financial institution. The minimum initial investment is $10,000, except that the minimum for an Individual Retirement Account ("IRA") is $2,000. The minimum subsequent investment is $2,500. See "Investment in the Fund -- Purchase of Shares" and " -- Redemption of Shares."

    DIVIDENDS AND OTHER DISTRIBUTIONS. The Fund annually declares and pays as a dividend substantially all of its net investment income and at least annually distributes any net realized long-term capital gain and gains from foreign currency transactions. Dividends and long-term capital gain distributions are reinvested automatically in additional Investor Shares of the Fund at net asset value unless you elect in your Account Application, or otherwise in writing, to receive dividends and other distributions in cash. See "Dividends, Distributions and Taxes."

    RISK CONSIDERATIONS. Alone, the Fund is not a balanced investment plan. It is intended for long-term investors seeking international diversification who are willing to accept the risks of foreign investing. Investments in foreign securities involve certain risks not associated with domestic investing, including uncertain political and economic developments, the possible imposition of exchange controls or other changes in foreign governmental laws or restrictions. Of course, as with any mutual fund, there is no assurance that the Fund or portfolio will achieve its investment objective.

    The Fund's net asset value ("NAV") varies because the market value of the Portfolio's investments will change with changes in the value of the securities in which the Portfolio invests and with changes in market conditions, interest rates, currency rates, or political or economic situations. When you sell your shares, they may be worth more or less than what you paid for them. For further information, see "Risk Considerations."

EXPENSES OF INVESTING IN THE FUND
FEE TABLE

    The table below is intended to assist you in understanding the expenses that an investor in Investor Shares of the Fund would incur. There are no transaction expenses associated with purchases or redemptions of Investor Shares.

    Annual Fund Operating Expenses (as a percentage of average net assets)(1)

    Management Fees (after fee waivers)(2)(3)....................    0.65%
    12b-1 Fees...................................................     None
    Other Expenses (after expense reimbursements)(3).............    0.34%
    Total Fund Operating Expenses(3).............................    0.99%

(1) Based on the Fund's expenses for the fiscal year ended October 31, 1996. The Fund's expenses include the Fund's pro rata portion of all operating expenses of the Portfolio.
(2) Management Fees reflect the fees paid by the Portfolio and the Fund for investment advisory and administrative services.
(3) SCMI and Schroder Advisors have voluntarily undertaken to waive a portion of their fees and assume certain expenses of the Fund during the current fiscal year in order to limit the Fund's total expenses to 0.99% of the Fund's average daily net assets. This undertaking cannot be withdrawn except by a majority vote of the Trust's Board of Trustees. See "Management of the Fund -- Expenses." Without fee waivers and expense reimbursements, Management Fees, Other Expenses and Total Fund Operating Expenses would be 0.68%, 0.36%, and 1.04%, respectively.

EXAMPLE

    The table below indicates how much you would pay in total expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period. The example is based on the expenses listed above and assumes the reinvestment of all dividends and other distributions. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS; ACTUAL EXPENSES OR RETURNS MAY VARY FROM THOSE SHOWN. The 5% annual return is not a prediction of the Fund's return, but is the percentage required by the SEC for use in this example.

     1 year...................................................  $ 10
     3 years..................................................  $ 32
     5 years..................................................  $ 55
     10 years.................................................  $122

FINANCIAL HIGHLIGHTS

    The financial highlights are presented below to assist you in evaluating per share performance of the Funds' Investor Shares for the periods shown. Information for periods prior to August 1, 1989 pertains to the Fund's predecessor-in-interest. Information for all periods after the year ended September 30, 1988 has been audited by Coopers & Lybrand L.L.P., independent accountants to the Fund. The Funds' financial statements for the year ended October 31, 1996, and the related independent accountants' report are contained in the Fund's Annual Report to Shareholders and are incorporated by reference into the SAI. Further information about the performance of the Fund is contained in the Annual Report, which may be obtained without charge by writing the Fund at Two Portland Square, Portland, Maine 04101 or by calling 1-800-290-9826.

                                                                                                                       Year
                                                                                                           Month       ended
                                                                                                           ended     September
                                                     Year ended October 31,                             October 31,     30,
                           ---------------------------------------------------------------------------  -----------  ---------
                            1996(a)     1995       1994       1993       1992       1991       1990        1989        1989
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
   beginning of period        $20.91     $23.17     $20.38     $15.15     $16.22     $17.70     $18.20      $18.95      $14.40
                           ---------  ---------  ---------  ---------  ---------  ---------  ---------  -----------  ---------
Investment Operations:
   Net Investment Income        0.15(b)    0.46       0.18       0.08       0.25       0.25       0.15        0.03        0.20
   Net Realized Gain
   (Loss)                       1.74      (0.18)      2.69       5.27      (1.04)     (0.25)     (0.12)      (0.78)       4.44
                           ---------  ---------  ---------  ---------  ---------  ---------  ---------  -----------  ---------
Total From Investment
   Operations                   1.89       0.28       2.87       5.35      (0.79)      0.00       0.03       (0.75)       4.64
                           ---------  ---------  ---------  ---------  ---------  ---------  ---------  -----------  ---------
   Distributions from Net
      Investment Income        (0.47)    --          (0.08)     (0.12)     (0.23)     (0.25)     (0.16)       0.00       (0.04)
   Distributions from
      Realized Capital
      Gain                     (2.32)     (2.54)    --         --          (0.05)     (1.23)     (0.37)       0.00       (0.05)
                           ---------  ---------  ---------  ---------  ---------  ---------  ---------  -----------  ---------
Total Distributions            (2.79)     (2.54)     (0.08)     (0.12)     (0.28)     (1.48)     (0.53)       0.00       (0.09)
                           ---------  ---------  ---------  ---------  ---------  ---------  ---------  -----------  ---------
Net Asset Value, End of
   Period                  $   20.01  $   20.91  $   23.17  $   20.38  $   15.15  $   16.22  $   17.70  $    18.20   $   18.95
                           ---------  ---------  ---------  ---------  ---------  ---------  ---------  -----------  ---------
                           ---------  ---------  ---------  ---------  ---------  ---------  ---------  -----------  ---------
Total Return                  10.05%      2.08%     14.10%     35.54%     (4.93%)     0.45%     (0.07%)      (4.01%)      32.2%
Ratio/Supplementary Data:
   Net Assets, End of
      Period (Thousands)    $202,735   $212,330   $500,504   $320,550   $159,556   $108,398    $62,438     $49,740     $48,655
   Ratio of Expenses to
      Average Net Assets
      after waivers             0.99%(b)   0.91%      0.90%      0.91%      0.93%      1.07%      1.12%       1.12% (d)   1.12%
   Ratio of Net
      Investment Income
      to Average Net
      Assets after
      waivers                  0.86%(b)     0.99%     0.94%     0.87%      1.62%      1.59%      0.83%       2.29% (d)    1.27%
   Ratio of Expenses to
      Average Net Assets
      before waivers           1.04%(b)    N/A      N/A        N/A        N/A        N/A        N/A        N/A          N/A
   Ratio of Net
      Investment Income
      to Average Net
      Assets before
      waivers                  0.81%(b)    N/A      N/A        N/A        N/A        N/A        N/A        N/A          N/A
   Portfolio Turnover
      Rate(c)                 56.20%     61.26%     25.17%     56.95%     49.42%     50.58%     55.91%     21.98% (d)   72.25%
   Average Brokerage
      Commissions(e)         $0.0256     N/A        N/A        N/A        N/A        N/A        N/A        N/A          N/A







                                  Year ended
                                September 30,
                         -------------------------
                               1988       1987
                                  Unaudited
--------------------------------------------------
Net Asset Value,
   beginning of period        $18.02     $14.07
                           ---------  ---------
Investment Operations:
   Net Investment Income        0.05      (0.07)
   Net Realized Gain
   (Loss)                      (2.34)      4.71
                           ---------  ---------
Total From Investment
   Operations                  (2.29)      4.64
                           ---------  ---------
   Distributions from Net
      Investment Income         0.00      (0.02)
   Distributions from
      Realized Capital
      Gain                     (1.33)     (0.67)
                           ---------  ---------
Total Distributions            (1.33)     (0.69)
                           ---------  ---------
Net Asset Value, End of
   Period                  $   14.40  $   18.02
                           ---------  ---------
                           ---------  ---------
Total Return                  (0.12%)     34.8%
Ratio/Supplementary Data:
   Net Assets, End of
      Period (Thousands)     $29,917    $32,553
   Ratio of Expenses to
      Average Net Assets
      after waivers            1.30%      1.64%
   Ratio of Net
      Investment Income
      to Average Net
      Assets after
      waivers                  0.38%     (0.42%)
   Ratio of Expenses to
      Average Net Assets
      before waivers          N/A        N/A
   Ratio of Net
      Investment Income
      to Average Net
      Assets before
      waivers                 N/A        N/A
   Portfolio Turnover
      Rate(c)                 86.19%     84.97%
   Average Brokerage
      Commissions(e)          N/A        N/A

---------
(a) On May 16, 1996, the Fund began offering two classes of shares, Investor Shares and Advisor Shares, and all then outstanding shares of the Fund were converted to Investor Shares.
(b) Includes the Fund's proportionate share of income and expenses of the Portfolio.
(c) Portfolio turnover represents the rate of portfolio activity. The rate for year ended October 31, 1996 represents the portfolio turnover rate of the Portfolio.
(d) Annualized.
(e) Amount represents the average commission per share paid to brokers on the purchase and sale of the Portfolio's investment portfolio securities.

INVESTMENT OBJECTIVE

    The investment objective of the Fund is long-term capital appreciation through investment in securities markets outside the United States.

    The Fund is designed for U.S. investors who seek international diversification of their investments by participating in foreign securities markets. The Fund is not a complete investment program and investments in the securities of foreign issuers generally involve risks in addition to the risks associated with investments in the securities of U.S. issuers. (See "Risk Considerations.") The Fund currently seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has substantially the same investment objective and policies as the Fund. There can be no assurance that the Fund or Portfolio will achieve its investment objective.

INVESTMENT POLICIES

    Although the following information describes the investment policies of the Portfolio and the responsibilities of Schroder Core's Board of Trustees (the "Schroder Core Board"), it applies equally to the Fund and the Trust's Board of Trustees (the "Trust Board"). Additional information concerning the investment policies of the Fund and the Portfolio is contained in the SAI.

    The investment objective, and the investment policies of the Portfolio that are designated as fundamental, may not be changed without approval of the holders of a majority of the outstanding voting securities of the Portfolio. A majority of outstanding voting securities means the lesser of (i) 67% of the shares present or represented at a shareholder meeting at which the holders of more than 50% of the outstanding shares are present or represented, or (ii) more than 50% of outstanding shares. Non-fundamental investment policies of the Portfolio may be changed by the Schroder Core Board without approval of the investors in the Portfolio.

    Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities of companies domiciled outside the U.S. Investments by the Portfolio are selected on the basis of their potential for capital appreciation without regard for current income. The Portfolio may also invest in debt securities of foreign governments, international organizations and foreign corporations and in the securities of closed-end investment companies investing primarily in foreign securities. The Portfolio may invest up to 5% of its net assets in debt securities with relatively high risk and high yields (as compared to other debt securities meeting the Portfolio's investment criteria). The debt securities in which the Portfolio invests may be unrated, but will not be in default at the time of purchase. See "Debt Securities" and "Risk Considerations".

    Countries in which the Portfolio may invest include, but are not limited to, countries listed in the Morgan Stanley Capital International EAFE -Registered Trademark- Index, which is a market capitalization index of companies in developed market countries in Europe, Australia and the Far East. The Portfolio invests in the securities of foreign issuers domiciled in at least three foreign countries. The Portfolio may invest more than 25% of its total assets in issuers located in any one country. See "Risk Considerations -- Geographic Concentration". The Portfolio also may invest in securities of issuers located in countries considered by some to be emerging market countries. See "Risk Considerations -- Emerging Markets".

    The Portfolio may purchase preferred stock and convertible debt securities, including warrants and convertible preferred stock, and may purchase American Depository Receipts, European Depository Receipts or other similar securities of foreign issuers. The Portfolio also may enter into foreign exchange contracts, including forward contracts to purchase or sell foreign currencies, in anticipation of its currency requirements and to protect against possible adverse movements in foreign exchange rates. Although such contracts may reduce the risk of loss to the Portfolio from adverse movements in currency values, the contracts also limit possible gains from favorable movements. For temporary defensive purposes, the Portfolio may invest without limitation in (or enter into repurchase agreements maturing in seven days or less with U.S. banks and broker-dealers with respect to) short-term debt securities, including U.S. Government securities, certificates of deposit and bankers' acceptances of U.S. banks. The Portfolio may also hold cash (U.S. dollars, foreign currencies or multinational currency units) and time deposits in U.S. and foreign banks. See "Risk Considerations" below and "Investment Policies" in the SAI for further information about these types of investments.

    The following specific policies and limitations are considered at the time of any purchase; SCMI may not buy these instruments or use these techniques unless it believes that they are consistent with the Portfolio's objective.

    COMMON AND PREFERRED STOCK AND WARRANTS. The Portfolio may invest in common and preferred stock. Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company, are entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and preferred stockholders, if any, are paid. Preferred stock is a class of stock having a preference over common stock as to dividends and, generally, as to the recovery of investment. A preferred stockholder is also a shareholder and not a creditor of the company. Equity securities owned by the Portfolio may be traded in the over-the-counter market or on a securities exchange, but may not be traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by the Portfolio of a security to meet withdrawals by interest holders or otherwise may require the Portfolio to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the "book value" of an issuer or other objective measure of a company's worth. The Portfolio may also invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time.

    FOREIGN EXCHANGE CONTRACTS. Changes in foreign currency exchange rates will affect the U.S. dollar values of securities denominated in currencies other than the U.S. dollar. The rate of exchange between the U.S. dollar and other currencies fluctuates in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, other economic and financial conditions, government intervention, speculation, and other factors, many of which may be difficult if not impossible to predict. When investing in foreign securities, the Portfolio usually effects currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign exchange market. The Portfolio incurs foreign exchange expenses in converting assets from one currency to another.

    The Portfolio may enter into foreign currency forward contracts for the purchase or sale of foreign currency to "lock in" the U.S. dollar price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities; or to hedge against the possibility that the currency of a foreign country in which the Portfolio has investments may suffer a decline against the U.S. dollar. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. This method of attempting to hedge the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities and may expose the Portfolio to the risk that the counterparty is unable to perform. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency. The Portfolio does not intend to maintain a net exposure to such contracts where the fulfillment of obligations under such contracts would obligate it to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in the currency. The Portfolio will not enter into these contracts for speculative purposes and will not enter into non-hedging currency contracts. These contracts involve a risk of loss if SCMI fails to predict currency values correctly. The
Portfolio has no present intention to enter into currency futures or options contracts, but may do so in the future. See "Risk Considerations -- Currency Fluctuations and Devaluations".

    DEBT SECURITIES. The Portfolio may seek capital appreciation through investment in convertible or non-convertible debt securities. Capital appreciation in debt securities may arise as a result of a favorable change in relative foreign exchange rates, in relative interest rate levels, or in the creditworthiness of issuers. The receipt of income from such debt securities is incidental to the Portfolio's objective of long-term capital appreciation. Such income can be used, however, to offset the operating expenses of the Portfolio. In accordance with its investment objective, the Portfolio will not seek to benefit from anticipated short-term fluctuations in currency exchange rates. The Portfolio also may invest to a certain extent in debt securities in order to participate in debt-to-equity conversion programs incident to corporate reorganizations.

    Debt securities are generally subject to two kinds of risk -- credit risk and market risk. Credit risk refers to the ability of the debtor, and any other obligor, to pay principal and interest on the debt as it becomes due. The Portfolio may, from time to time, invest in debt securities with high risk and high yields (as compared to other debt securities meeting the Portfolio's investment criteria). The debt securities in which the Portfolio invests may be unrated, but will not be in default at the time of purchase. Market risk refers to the tendency of the value of debt securities to vary inversely with interest rate changes. Certain debt instruments may also be subject to extension risk, which refers to change in total return on a debt instrument resulting from extension or abbreviation of the instrument's maturity.

    The Portfolio may invest in debt securities issued or guaranteed by foreign governments (including countries, provinces and municipalities) or their agencies and instrumentalities; debt securities issued or guaranteed by international organizations designated or supported by multiple foreign governmental entities (which are not obligations of foreign governments) to promote economic reconstruction or development; and debt securities issued by corporations or financial institutions.

RISK CONSIDERATIONS

    FOREIGN INVESTMENTS. All investments, domestic and foreign, involve risks. Investment in the securities of foreign issuers may involve risks in addition to those normally associated with investments in securities of U.S. issuers. While the Portfolio will generally invest only in securities of companies and governments in countries that SCMI, in its judgment, considers both politically and economically stable, all foreign investments are subject to risks of foreign political and eco-nomic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital. Foreign investments are subject to the risk of changes in foreign governmental attitudes towards private investment that could lead to nationalization, increased taxation or confiscation of Portfolio assets.

    Moreover, (i) dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income earned by the Portfolio; (ii) commission rates payable on foreign portfolio transactions are generally higher than in the United States; (iii) accounting, auditing and financial reporting standards differ from those in the United States, which means that less information about foreign companies may be available than is generally available about issuers of comparable securities in the United States; (iv) foreign securities often trade less frequently and with lower volume than United States securities and consequently may exhibit greater price volatility; and (v) foreign securities trading practices, including those involving securities settlement, may expose the Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer or registrar.

    EMERGING MARKETS. Investing in emerging market countries generally presents greater risk than does other foreign investing. In any emerging market country, there is the increased possibility of expropriation of assets, confiscatory taxation, nationalization of companies or industries, foreign exchange controls, foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in those countries. In the event of expropriation, nationalization or other confiscation, the Portfolio could lose its entire investment in the country involved. The economies of developing countries are more likely to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. There may also be less monitoring and regulation of emerging markets and the activities of brokers there. Investing may require that the Portfolio adopt special procedures, seek local government approvals or take other actions that may incur costs for the Portfolio.

    Certain emerging market countries may restrict investment by foreign investors. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Portfolio.

    Several emerging market countries have experienced high, and in some periods extremely high, rates of inflation in recent years. Inflation and rapid fluctuations in inflation rates may adversely affect these countries' economies and securities markets. Further, inflation accounting rules in some emerging market countries may indirectly generate losses or profits for certain emerging market companies.

    CURRENCY FLUCTUATIONS AND DEVALUATIONS. Because the Portfolio will invest heavily in non-U.S. currency-denominated securities, changes in foreign currency exchange rates will affect the value of the Portfolio's investments. A decline against the dollar in the value of currencies in which the Portfolio's investments are denominated will result in a corresponding decline in the dollar value of the Portfolio's assets. This risk is heightened in some emerging market countries.

    The Fund is required to distribute substantially all of its investment income in U.S. dollars. Because most of the Portfolio's income is received and realized in foreign currencies, a decline in the value of a particular foreign currency against the U.S. dollar that occurs after the Portfolio's income has been earned may require the Portfolio to liquidate some portfolio securities to acquire sufficient U.S. dollars to make such distributions. Similarly, if the exchange rate declines between the time the Portfolio incurs expenses in U.S. dollars and the time the expenses are paid, the Portfolio may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet its expenses.

    GEOGRAPHIC CONCENTRATION. The Portfolio may invest more than 25% of its total assets in issuers located in any one country and to the extent that it does so, is susceptible to a range of factors that could adversely affect that country, including the political and economic developments and foreign exchange rate fluctuations discussed above. As a result of investing substantially in one country, the value of the Portfolio's assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration.

MANAGEMENT OF THE FUND

 SCHRODER GROUP ASSETS UNDER MANAGEMENT WORLDWIDE AS OF DECEMBER 31, 1996 --
                              OVER $130 BILLION



                                  [GRAPHIC]


THE SCHRODER INVESTMENT MANAGEMENT GROUP INVESTMENT AND REPRESENTATIVE OFFICES WORLDWIDE INCLUDE NEW YORK, LONDON, BOSTON, ZURICH, WARSAW, TOKYO, HONG KONG,
 BEIJING, SHANGHAI, TAIPEI, SEOUL, BANGKOK, KUALA LUMPUR, SINGAPORE, JAKARTA,
             SYDNEY, BUENOS AIRES, SAO PAULO, BOGOTA AND CARACAS.

           TOGETHER, SCHRODER CAPITAL MANAGEMENT INTERNATIONAL AND SCHRODER CAPITAL MANAGEMENT INC. MANAGE OVER $24 BILLION

BOARDS OF TRUSTEES

    The business and affairs of the Fund are managed under the direction of the Trust Board. The business and affairs of the Portfolio are managed under the direction of the Schroder Core Board. Information regarding the trustees and executive officers of the Trust, as well as Schroder Core's trustees and executive officers, may be found in the SAI under the heading "Management, Trustees and Officers."

INVESTMENT ADVISER AND PORTFOLIO MANAGERS

    As investment adviser to the Portfolio, SCMI manages the Portfolio and continuously reviews, supervises and administers its investments. In this regard, SCMI is responsible for making decisions relating to the Portfolio's investments and placing purchase and sale orders regarding investments with brokers or dealers selected by it in its discretion. For its services with respect to the Portfolio, the Investment Advisory Agreement between SCMI and Schroder Core provides that SCMI receives a monthly advisory fee at the annual rate of 0.45% of the Portfolio's average daily net assets, which the Fund indirectly bears through its investment in the Portfolio.

    SCMI is a wholly-owned U.S. subsidiary of Schroders Incorporated, the wholly-owned U.S. holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large world-wide group of banks and financial services companies (referred to as the "Schroder Group") with associated companies and branch and representative offices in eighteen countries. The Schroder Group specializes in providing investment management services.

    The investment management team of Mark J. Smith, a Trustee and President of the Trust and of Schroder Core, and Michael Perelstein, Vice President of the Trust and of Schroder Core (with the assistance of an SCMI investment committee), is primarily responsible for the day-to-day management of the Portfolio's investment portfolio. Mr. Smith, who has managed the Fund's portfolio since October 1989 and the Portfolio's investments since its inception, has been a First Vice President of SCMI since April 1990 and a Director thereof since April 1993. He has been employed by various Schroder Group companies in the investment research and portfolio management areas since 1983. Mr. Perelstein has been a Senior Vice President of SCMI since January 2, 1997. Prior thereto, Mr. Perelstein was a Managing Director at MacKay Shields. Mr. Perelstein has more than twelve years of international and global investment experience.

    The Fund began pursuing its investment objective through investment in the Portfolio on November 1, 1995. The Fund may withdraw its investment from the Portfolio at any time if the Board determines that it is in the best interests of the Fund and its shareholders to do so. (See "Other Information -- Fund Structure.") Accordingly, the Fund has retained SCMI as its investment adviser to manage the Fund's assets in the event the Fund withdraws its investment. SCMI does not receive an investment advisory fee with respect to the Fund so long as the Fund remains completely invested in the Portfolio (or any other investment company). If the Fund resumes directly investing in portfolio securities, the Fund will pay SCMI a monthly advisory at the annual rate of 0.50% of the first $100 million of the Fund's average daily net assets; 0.40% of the next $150 million of average daily net assets; and 0.35% of average daily net assets in excess of $250 million. The investment advisory agreement between SCMI and the Trust with respect to the Fund is the same in all material respects as the investment advisory contract between SCMI and Schroder Core with respect to the Portfolio (except as to the parties, the fees payable thereunder, the circumstances under which fees will be paid and the jurisdiction whose laws govern the agreement).

ADMINISTRATIVE SERVICES

    On behalf of the Fund, the Trust has entered into an administrative services contract with Schroder Advisors, 787 Seventh Avenue, New York, New York 10019. On behalf of the Portfolio, the Trust has also entered into a sub-administration agreement with Forum, Two Portland Square, Portland, Maine 04101. Pursuant to these agreements, Schroder Advisors and Forum provide certain management and administrative services necessary for the Fund's operations. Schroder Advisors is compensated at the annual rate of 0.15% of the Fund's average daily net assets.

Forum is compensated at the annual rate of 0.05% of the Fund's average daily net assets.

    Schroder Advisors and Forum provide similar services to the Portfolio, for which the Portfolio pays Schroder Advisors at an annual rate of 0.075% of the Portfolio's average daily net assets and pays Forum a monthly fee at the annual rate of 0.075% of the Portfolio's average daily net assets.

EXPENSES

    SCMI and Schroder Advisors have voluntarily undertaken to waive a portion of their fees or assume certain expenses of the Fund in order to limit total Fund expenses (excluding taxes, interest, brokerage commissions and other portfolio transaction expenses and extraordinary expenses) chargeable to Investor Shares to 0.99% of the average daily net assets of the Fund attributable to those shares. This expense limitation cannot be modified or withdrawn except by a majority vote of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Trust. If expense reimbursements are required, they will be made on a monthly basis. Forum may waive voluntarily all or a portion of their fees, from time to time.

PORTFOLIO TRANSACTIONS

    SCMI places orders for the purchase and sale of the Portfolio's investments with brokers and dealers selected by SCMI and seeks "best execution" of such portfolio transactions. The Portfolio may pay higher than the lowest available commission rates when SCMI believes it is reasonable to do so in light of the value of the brokerage and research services provided. Commission rates for brokerage transactions are fixed on many foreign securities exchanges, and in many cases are higher than commission rates for comparable transactions effected on U.S. securities exchanges.

    Subject to the Portfolio's policy of obtaining the best price consistent with quality of execution on transactions, SCMI may employ Schroder Securities Limited and its affiliates (collectively, "Schroder Securities"), affiliates of SCMI, to effect transactions of the Portfolio on certain foreign securities exchanges. Because of the affiliation between SCMI and Schroder Securities, the Portfolio's payment of commissions to Schroder Securities is subject to procedures adopted by the Schroder Core Board designed to ensure that the commissions will not exceed the usual and customary brokers' commissions. No specific portion of the Portfolio's brokerage will be directed to Schroder Securities and in no event will Schroder Securities receive any brokerage in recognition of research services.

    Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Schroder Core Board may determine, SCMI may consider sales of shares of the Fund or any other entity that invests in the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

    Although the Portfolio does not currently engage in directed brokerage arrangements to pay expenses, it may do so in the future. These arrangements (whereby brokers executing the Portfolio's portfolio transactions would agree to pay designated expenses of the Portfolio if brokerage commissions generated by the Portfolio reached certain levels) might reduce the Portfolio's expenses (and, indirectly, the Fund's expenses). These arrangements would not be expected to increase materially the brokerage commissions paid by the Portfolio.

CODE OF ETHICS

    The Trust, Schroder Core, SCMI, Schroder Advisors, and Schroders Incorporated have each adopted a code of ethics that contains a policy on personal securities transactions by "access persons," including portfolio managers and investment analysts. That policy complies in all material respects with the recommendations set forth in the

Report of the Advisory Group on Personal Investing of the Investment Company Institute, of which the Trust is a member.

INVESTMENT IN THE FUND

PURCHASE OF SHARES

    Investors may purchase Investor Shares directly from the Trust. Prospectuses, sales material and Account Applications can be obtained from the Trust or through Forum Financial Corp., the Fund's transfer agent (the "Transfer Agent"). See "Other Information -- Shareholder Inquiries". Investments may also be made through Financial Institutions and other organizations that assist their customers in purchasing shares of the Fund ("Service Organizations"). Service Organizations may charge their customers a service fee for processing orders to purchase or sell shares of the Fund. Investors wishing to purchase shares through their accounts at a Service Organization should contact that organization directly for appropriate instructions.

    Shares of the Fund are offered at the net asset value next determined after receipt of a completed Account Application (at the address set forth below). The minimum initial investment is $10,000, except that the minimum for an IRA is $2,000. The minimum subsequent investment is $2,500. All purchase payments are invested in full and fractional shares. The Fund is authorized to reject any purchase order.

    Purchases may be made by mailing a check (in U.S. dollars), payable to Schroder International Fund, to:

   Schroder International Fund -- Investor Shares
   P.O. Box 446
   Portland, Maine 04112

    For initial purchases, the check must be accompanied by a completed Account Application in proper form. Further documentation may be requested from corporations, administrators, executors, personal representatives, directors or custodians to evidence the authority of the person or entity making the subscription request.

    Investors and Service Organizations (on behalf of their customers) may transmit purchase payments by Federal Reserve Bank wire directly to the Fund as follows:

   Chase Manhattan Bank
   New York, NY
   ABA No.: 021000021
   For Credit To: Forum Financial Corp.
   Account No.: 910-2-718187
   Ref.: Schroder International Fund -- Investor Shares
   Account of: (shareholder name)
   Account Number: (shareholder account number)

    The wire order must specify the name of the Fund, the shares' class (I.E., Investor Shares), the account name and number, address, confirmation number, amount to be wired, name of the wiring bank, and name and telephone number of the person to be contacted in connection with the order. If the initial investment is by wire, an account number will be assigned and an Account Application must be completed and mailed to the Fund before any account becomes active. Wire orders received prior to 4:00 p.m. (Eastern Time) on each day that the New York Stock Exchange is open for trading (a "Fund Business Day") will be processed at the net asset value determined as of that day. Wire orders received after 4:00 p.m. (Eastern Time) will be processed at the net asset value determined as of the next Fund Business Day. See "Net Asset Value".

    The Fund's Transfer Agent establishes for each shareholder of record an open account to which all shares purchased and all reinvested dividends and other distributions are credited. Although most shareholders elect not to receive share certificates, certificates for full shares can be obtained by specific written request to the Fund's Transfer Agent. No certificates are issued for fractional shares.

    The Transfer Agent will deem an account lost if six months have passed since correspondence to the shareholder's address of record is returned, unless the Transfer Agent determines the shareholder's new address. When an account is deemed lost, dividends and other distributions will automatically be reinvested. In addition, the amount of any outstanding checks for dividends and capital gains that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

RETIREMENT PLANS AND INDIVIDUAL RETIREMENT ACCOUNTS

    Shares of the Fund are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available upon request. Before investing in the Fund through one of these plans, investors should consult their tax advisors.

    The Fund may be used as an investment vehicle for an IRA including SEP-IRA. An IRA naming The First National Bank of Boston as custodian is available from the Trust or the Transfer Agent. The minimum initial investment for an IRA is $2,000; the minimum subsequent investment is $250. Under certain circumstances contributions to an IRA may be tax deductible. IRAs are available to individuals (and their spouses) who receive compensation or earned income whether or not they are active participants in a tax-qualified or government-approved retirement plan. An IRA contribution by an individual or spouse who participates in a tax-qualified or government-approved retirement plan may not be deductible, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before effecting a rollover.

STATEMENT OF INTENTION

    Investor Share investors also may meet the minimum initial investment requirement based on cumulative purchases by means of a written Statement of Intention, expressing the investor's intention to invest $10,000 or more in Investor Shares of the Fund within a period of 13 months.

    Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the account application form. Current Fund shareholders can obtain a Statement of Intention form by contacting the Transfer Agent.

    The Fund reserves the right to redeem Shares in any account if, at the end of the Statement of Intention period, the account does not have a value of at least the minimum investment amount.

EXCHANGES

    Shareholders may exchange Shares of the Fund for shares of any other series of the Trust so long as they meet the initial investment minimum of the fund being purchased and they maintain the respective minimum account balance in each fund in which they own shares. Exchanges between each Fund are at net asset value.

    For federal income tax purposes an exchange is considered to be a sale of shares on which a shareholder may realize a capital gain or loss. An exchange may be made by calling the Transfer Agent at (800) 344-8332 or by mailing written instructions to Schroder Capital Funds (Delaware), P.O. Box 446, Portland, Maine 04112. Exchange privileges may be exercised only in those states where shares of the other series of the Trust may legally be sold. Exchange privileges may be amended or terminated at any time upon sixty (60) days' notice.

REDEMPTION OF SHARES

    Shares of the Fund are redeemed at their next determined net asset value after receipt by the

Fund (at the address set forth above under "Purchase of Shares") of a redemption request in proper form. Redemption requests may be made between 9:00 a.m. and 6:00 p.m. (Eastern Time) on each Fund Business Day. Redemption requests that are received prior to 4:00 p.m. (Eastern Time) will be processed at the net asset value determined as of that day. Redemption requests that are received after 4:00 p.m. (Eastern Time) will be processed at the net asset value determined the next Fund Business Day. See "Net Asset Value".

    BY TELEPHONE. Redemption requests may be made by telephoning the Transfer Agent at the telephone number on the cover page of this Prospectus. A shareholder must provide the Transfer Agent with the class of Shares, the dollar amount or number of shares to be redeemed, shareholder account number, and some additional form of identification such as a password. A redemption by telephone may be made only if the telephone redemption privilege option has been elected on the Account Application or otherwise in writing. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, reasonable procedures will be followed by the Transfer Agent to confirm that telephone instructions are genuine. The Transfer Agent and the Trust generally will not be liable for any losses due to unauthorized or fraudulent redemption requests, but may be liable if they do not follow these procedures. Shares for which certificates have been issued may not be redeemed by telephone. In times of drastic economic or market changes, it may be difficult to make redemptions by telephone. If a shareholder cannot reach the Transfer Agent by telephone, redemption requests may be mailed or hand-delivered to the Transfer Agent.

    WRITTEN REQUESTS. Redemptions may be made by letter to the Fund specifying the class of shares, the dollar amount or number of Shares to be redeemed, and the shareholder account number. The letter must also be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign) and, in certain cases, signatures must be guaranteed by an institution that is acceptable to the Transfer Agent. Such institutions include certain banks, brokers, dealers (including municipal and government securities brokers and dealers), credit unions and savings associations. Notaries public are not acceptable. Further documentation may be requested to evidence the authority of the person or entity making the redemption request. Questions concerning the need for signature guarantees or documentation of authority should be directed to the Fund at the above address or by calling the telephone number appearing on the cover of this Prospectus.

    If Shares to be redeemed are held in certificate form, the certificates must be enclosed with the redemption request and the assignment form on the back of the certificates (or an assignment separate from the certificates but accompanied by the certificates), must be signed by all owners in exactly the same way the owners' names are written on the face of the certificates. Requirements for signature guarantees and/or documentation of authority as described above could also apply. For your protection, the Fund suggests that certificates be sent by registered mail.

    ADDITIONAL REDEMPTION INFORMATION. Checks for redemption proceeds will normally be mailed within seven days. No redemption proceeds will be mailed until checks in payment for the purchase of the Shares to be redeemed have been cleared, which may take up to 15 calendar days from the purchase date. Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record.

    The Fund may suspend the right of redemption during any period when (i) trading on the New York Stock Exchange is restricted or that exchange is closed, (ii) the SEC has by order permitted such suspension, or (iii) an emergency (as defined by rules of the SEC) exists making disposal of portfolio investments or determination of the Fund's net asset value not reasonably practicable.

    If the Trust Board determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may redeem Shares in whole or in part by a distribution in kind of portfolio securities (from the investment portfolio of the Portfolio or of the Fund), in lieu of cash. The Fund will, however, redeem Shares solely in cash up to the lesser of $250,000 or 1% of net assets during any 90-day period for any one shareholder. In the event that payment for redeemed Shares is made wholly or partly in portfolio securities, the shareholder may be subject to additional risks and costs in converting the securities to cash. See "Additional Purchase and Redemption Information" in the SAI.

    The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for Federal income tax purposes.

    Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem Shares in any account (other than an IRA) if at any time the account does not have a value of at least $2,000, unless the value of the account falls below that amount solely as a result of market activity. Shareholders will be notified that the value of the account is less than $2,000 and be allowed at least 30 days to make an additional investment to increase the account balance to at least $2,000.

NET ASSET VALUE

    The net asset value per share of the Fund is calculated separately for each class of shares of the Fund at 4:00 p.m. (Eastern Time), Monday through Friday, each Fund Business Day, which excludes the following U.S. holidays:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Share is calculated by dividing the aggregate value of the Fund's assets less all Fund liabilities, if any, by the number of Shares of the Fund outstanding.

    Generally, securities that are listed on recognized stock exchanges are valued at the last reported sale price, on the day when the securities are valued (the "Valuation Day"), on the primary exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges for which there were no sales on the Valuation Day are valued at the last sale price on the preceding trading day or at closing mid-market prices. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Schroder Core Board.

    Trading in securities on non-U.S. exchanges and over-the-counter markets may not take place on every day that the New York Stock Exchange is open for trading. Furthermore, trading takes place in various foreign markets on days on which the Fund's net asset value is not calculated. If events materially affecting the value of foreign securities occur between the time when their price is determined and the time when net asset value is calculated, such securities will be valued at fair value as determined in good faith by using methods approved by the Schroder Core Board.

    All assets and liabilities of the Portfolio denominated in foreign currencies are valued in U.S. dollars based on the exchange rate last quoted by a major bank prior to the time when the net asset value of the Fund is calculated.

DIVIDENDS, DISTRIBUTIONS AND TAXES

THE FUND

    The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. By complying therewith, the Fund will not have to pay federal income tax on that part of its income or net realized capital gain that is distributed to shareholders. The Fund intends to distribute substantially all of its income and net realized capital gain and, therefore, intends not to be subject to federal income tax.

    Dividends and capital gain distributions on Investor Shares are reinvested automatically in additional Investor Shares at net asset value unless the shareholder has elected in the Account Application or otherwise in writing to receive dividends and other distributions in cash.

    After every dividend and other distribution, the value of a Share declines by the amount of the distribution. Purchases made shortly before a dividend or other distribution include in the purchase price the amount of the distribution, which will be returned to the investor in the form of a taxable distribution.

    Dividends and other distributions paid by the Fund with respect to both classes of its shares will be calculated in the same manner and at the same time. The per share dividends on Advisor Shares are expected to be lower than the per share dividends on Investor Shares as a result of compensation payable to Service Organizations for shareholder servicing for the Advisor Shares.

    Dividends from the Fund's income generally will be taxable to shareholders as ordinary income, whether dividends are invested in additional Shares or received in cash. Distributions by the Fund of any net capital gain will be taxable to a shareholder as long-term capital gain regardless of how long the shareholder has held the Shares. Each year the Trust will notify shareholders of the tax status of dividends and other distributions.

    Dividends from the Fund will qualify for the dividends-received deduction for corporate shareholders to the extent dividends do not exceed the aggregate amount of dividends received by the Fund from domestic corporations, provided the Fund shares are held for more than 45 days. If securities held by the Fund are considered to be debt-financed (generally, acquired with borrowed funds); are held by the Fund for fewer than 46 days (91 days in the case of certain preferred stock); or are subject to certain forms of hedges or short sales, then the portion of the dividends paid by the Fund attributable to such securitries will not be eligible for the dividends-received deduction.

    A redemption of Shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's basis in the redeemed Shares. If Shares are redeemed at a loss after being held for six months or less, the loss will be treated as a long-term, rather than a short-term, capital loss to the extent of any capital gain distributions received on those Shares.

    The Fund must withhold 31% from dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding. Depending on the residence of a shareholder for tax purposes, distributions from the Fund may also be subject to state and local taxes, including withholding taxes.

    The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders; see the SAI for further information. Shareholders should consult their own tax advisors as to the tax consequences of their ownership of Shares.

    In an effort to adhere to certain tax requirements, the Fund may have to limit its investment activity in some types of instruments.

    If the Fund's dividends exceed its taxable income in any year all or a portion of the Fund's dividends may be treated as a return of capital to shareholders for tax purposes. Any return of capital will reduce the cost basis of your shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your shares. Shareholders will be notified by the Trust if a distribution included a return of capital.

    EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on the Portfolio and its investments, which generally reduce the Fund's income. However, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income or capital gain than was actually distributed by the Fund but will also show the amount of the available offsetting credit or deduction.

    If the Fund is eligible to do so, it intends to elect to permit its shareholders to take a credit (or a deduction) for the Fund's share of foreign income taxes paid by the Portfolio. If the Fund does make such an election, its shareholders would include as gross income in their Federal income tax returns both (i) distributions received from the Fund and (ii) the amount that the Fund advises is their pro rata portion of foreign income taxes paid with respect to or withheld from dividends and interest paid to the Portfolio from its foreign investments. Shareholders then would be entitled, subject to certain limitations, to take a foreign tax credit against their Federal income tax liability for the amount of such foreign taxes or else to deduct such foreign taxes as an itemized deduction from gross income.

THE PORTFOLIO

    The Portfolio is not required to pay federal income tax because it is classified as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio will be deemed to have been "passed through" to the Fund in proportion to the Fund's holdings in the Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Portfolio.

    The Portfolio intends to conduct its operations so as to enable the Fund to qualify as a regulated investment company.

OTHER INFORMATION

CAPITALIZATION AND VOTING

    The Trust was organized as a Maryland corporation on July 30, 1969, reorganized on February 29, 1988 as Schroder Capital Funds, Inc. and reorganized as a Delaware business trust on January 9, 1996. The Trust has authority to issue an unlimited number of shares of beneficial interest. The Trust Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may divide such portfolios or series into classes of shares (such as the Investor Shares), and the costs of doing so will be borne by the Trust. The Trust currently consists of eight separate portfolios, each of which has separate investment objectives and policies.

    The Fund currently consists of two classes of shares. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation except that, due to the differing expenses borne by the classes, dividends and liquidation proceeds for each class will likely differ.

    Shares are fully paid and non-assessable, and have no pre-emptive rights. Shareholders have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held). Each share of the Fund has equal voting rights, except that if a matter affects only the shareholders of a particular class only shareholders of that class shall have a right to vote. On Trust matters requiring shareholder approval, shareholders of the Trust are entitled to vote only with respect to matters that affect the interests of the Fund or the class of shares they hold, except as otherwise required by applicable law.

    There will normally be no meetings of shareholders to elect Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. However, the holders of not less than a majority of the outstanding shares of the Trust may remove any person serving as a Trustee and the Trust Board will call a special meeting of shareholders to consider removal of one or more Trustees if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote.

REPORTS

    The Trust sends each Fund shareholder a semi-annual report and an audited annual report containing the Fund's financial statements.

PERFORMANCE

    The Fund may include quotations of its average annual total return, cumulative total return and other performance measures in advertisements or reports to shareholders or prospective investors. Average annual total return of a class of shares is based upon the overall dollar or percentage change in value of a hypothetical investment each year over specified periods. Average annual total returns reflect the deduction of a proportional share of a Fund's expenses (on an annual basis) and assumes investment and reinvestment of all dividends and distributions at NAV. Cumulative total returns are calculated similarly except that the total return is aggregated over the relevant period instead of annualized.

    Performance quotations are calculated separately for each class of shares of the Fund. The Fund may also be compared to various unmanaged securities indices, groups of mutual funds tracked by mutual fund ratings services, or other general economic indicators. Unmanaged indices may assume the reinvestment of dividends but do not reflect deductions for administrative and management costs and expenses.

    Performance information represents only past performance and does not necessarily indicate future results. For a description of the methods used to determine total return and other performance measures for the Fund, see the SAI.

CUSTODIAN AND TRANSFER AGENT

    The Chase Manhattan Bank, N.A. is custodian of the Fund's and of the Portfolio's assets. Forum Financial Corp. serves as the Fund's transfer and dividend disbursing agent.

SHAREHOLDER INQUIRIES

    Inquiries about the Fund, including its past performance, should be directed to:

   Schroder International Fund
   P.O. Box 446
   Portland, Maine 04112

    Information about specific shareholder accounts may be obtained from the Transfer Agent by calling (800) 344-8332.

SERVICE ORGANIZATIONS

    The Glass-Steagall Act and other applicable laws and regulations provide that banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that share-holders would suffer any adverse financial consequences as a result of any of these occurrences.

FUND STRUCTURE

    CLASSES OF SHARES. The Fund has two classes of shares, Investor Shares and Advisor Shares. Advisor Shares are offered by a separate prospectus to individual investors, in most cases through Service Organizations. Advisor Shares incur more expenses than Investor Shares. Except for certain differences, each share of each class represents an undivided, proportionate interest in the Fund. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of the Fund except that, due to the differing expenses borne by the two classes, the amount of dividends and other distributions will differ between the classes. Information about Advisor Shares is available from the Fund by calling Schroder Advisors at (800) 730-2932.

    THE PORTFOLIO. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has the same investment objective and substantially similar policies as the Fund. Accordingly, the Portfolio directly acquires its own securities and the Fund acquires an indirect interest in those securities. The Portfolio is a separate series of Schroder Capital Funds ("Schroder Core"), a business trust organized under the laws of the State of Delaware in September 1995. Schroder Core is registered under the 1940 Act as an open-end, management investment company and currently has four separate series. The assets of the Portfolio, a diversified portfolio, belong only to, and the liabilities of the Portfolio are borne solely by, the Portfolio and no other portfolio of Schroder Core.

    The Fund's investment in the Portfolio is in the form of a non-transferable beneficial interest. As of March 1, 1997, the Fund is the only institutional investor in the Portfolio. The Portfolio may permit other investment companies or institutional investors to invest in it. All other investors in the Portfolio will invest on the same terms and conditions as the Fund and will pay a proportionate share of the Portfolio's expenses.

    The Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in the Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Portfolio. On most issues subject to a vote of investors, as required by the 1940 Act and other applicable law, the Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by its shareholders. If there are other investors in the Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders will receive a majority of votes cast by all investors in the Portfolio; indeed, if other investors hold a majority interest in the Portfolio, they could have voting control of the Portfolio.

    The Portfolio will not sell its shares directly to members of the general public. Another investor in the Portfolio, such as an investment company, that might sell its shares to members of the general public would not be required to sell its shares at the same public offering price as the Fund and could have different advisory and other fees and expenses than the Fund. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests exclusively in the Portfolio. There is currently no such other investment company that offers its shares to members of the general public. Information regarding any such funds in the future will be available from Schroder Core by calling (800) 730-2932.

    Under federal securities law, any person or entity that signs a registration statement may be liable for a misstatement or omission of a material fact in the registration statement. Schroder Core, its Trustees and certain of its officers are required to sign the registration statement of the Trust and may be required to sign the registration statements of certain other investors in the Portfolio. In addition, under federal securities law, Schroder

Core may be liable for misstatements or omissions of a material fact in any proxy soliciting material of an investor in Schroder Core, including the Fund. Each investor in the Portfolio, including the Trust, will indemnify Schroder Core and its Trustees and officers ("Schroder Core Indemnitees") against certain claims.

    Indemnified claims are those brought against Schroder Core Indemnitees based on a misstatement or omission of a material fact in the investor's registration statement or proxy materials. No indemnification need be made, however, if such alleged misstatement or omission relates to information about Schroder Core and was supplied to the investor by Schroder Core. Similarly, Schroder Core will indemnify each investor in the Portfolio, including the Fund, for any claims brought against the investor with respect to the investor's registration statement or proxy materials, to the extent the claim is based on a misstatement or omission of a material fact relating to information about Schroder Core that is supplied to the investor by Schroder Core. In addition, each registered investment company investor in the Portfolio will indemnify each Schroder Core Indemnitee against any claim based on a misstatement or omission of a material fact relating to information about a series of the registered investment company that did not invest in the Schroder Core. The principal purpose of these cross-indemnity provisions is to limit the liability of Schroder Core to information that it knows or should know and can control. With respect to other prospectuses and other offering documents and proxy materials of investors in Schroder Core, its liability is similarly limited to information about and supplied by it.

    CERTAIN RISKS OF INVESTING IN THE PORTFOLIO. The Fund's investment in the Portfolio may be affected by the actions of other large investors in the Portfolio, if any. For example, if the Portfolio had a large investor other than the Fund that redeemed its interest in the Portfolio, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.

    The Fund may withdraw its entire investment from the Portfolio at any time, if the Trust Board determines that it is in the best interests of the Fund and its shareholders to do so. The Fund might withdraw, for example, if there were other investors in the Portfolio with power to, and who did by a vote of the shareholders of all investors (including the Fund), change the investment objective or policies of the Portfolio in a manner not acceptable to the Trust Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it would likely incur brokerage fees or other transaction costs. If the Fund withdrew its investment from the Portfolio, the Trust Board would consider appropriate alternatives, including the management of the Fund's assets in accordance with its investment objective and policies by SCMI, or the investment of all of the Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund. The inability of the Fund to find a suitable replacement investment, if the Board decided not to permit SCMI to manage the Fund's assets, could have a significant impact on shareholders of the Fund.

    Each investor in the Portfolio, including the Fund, may be liable for all obligations of the Portfolio. The risk to an investor in the Portfolio of incurring financial loss on account of such liability, however, is limited to circumstances in which the Portfolio is unable to meet its obligations, the occurrence of which SCMI considers to be quite remote. Upon liquidation of the Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

INVESTMENT ADVISER
Schroder Capital Management International Inc.
787 Seventh Avenue
New York, New York 10019
ADMINISTRATOR & DISTRIBUTOR
Schroder Fund Advisors Inc.
787 Seventh Avenue
New York, New York 10019
SUB-ADMINISTRATOR
Forum Administrative Services, Limited Liability Company
Two Portland Square
Portland, Maine 04101
CUSTODIAN
The Chase Manhattan Bank, N.A.
Global Custody Division
Woolgate House, Coleman Street
London EC2P 2HD, United Kingdom
TRANSFER AND DIVIDEND DISBURSING AGENT
Forum Financial Corp.
P.O. Box 446
Portland, Maine 04112
INDEPENDENT ACCOUNTANTS
Coopers & Lybrand, L.L.P.
One Post Office Square
Boston, Massachusetts 02109

TABLE OF CONTENTS

PROSPECTUS SUMMARY....................          2
EXPENSES OF INVESTING IN THE FUND.....          3
Fee Table.............................          3
Example...............................          5
FINANCIAL HIGHLIGHTS..................          4
INVESTMENT OBJECTIVE..................          6
INVESTMENT POLICIES...................          6
RISK CONSIDERATIONS...................          8
MANAGEMENT OF THE FUND................          9
Boards of Trustees....................          9
Investment Adviser and Portfolio
 Managers.............................          9
Administrative Services...............         10
Expenses..............................         10
Portfolio Transactions................         10
Code of Ethics........................         11
INVESTMENT IN THE FUND................         11
Purchase of Shares....................         11
Retirement Plans and Individual
 Retirement Accounts..................         12
Statement of Intention................         12
Exchanges.............................         13
Redemption of Shares..................         13
Net Asset Value.......................         14
DIVIDENDS, DISTRIBUTIONS AND TAXES....         15
The Fund..............................         15
The Portfolio.........................         16
OTHER INFORMATION.....................         16
Capitalization and Voting.............         16
Reports...............................         17
Performance...........................         17
Custodian and Transfer Agent..........         17
Shareholder Inquiries.................         17
Service Organizations.................         17
Fund Structure........................         17



[LOGO]

--------------------------------------------


       SCHRODER
       INTERNATIONAL
       FUND


       INVESTOR SHARES


       PROSPECTUS

       MARCH 1, 1997


       SCHRODER CAPITAL FUNDS (DELAWARE)

SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
INVESTOR SHARES

This fund seeks to achieve long-term capital appreciation through direct or indirect investment in equity and debt securities of issuers domiciled or doing business in emerging market countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe. It is designed for investors who seek the aggressive growth potential of emerging world markets and are willing to bear the special risks of investing in those markets.

Schroder Emerging Markets Fund Institutional Portfolio (the "Fund"), a series of Schroder Capital Funds (Delaware), (the "Trust") seeks to achieve its investment objective by investing substantially all of its assets in Schroder Emerging Markets Fund Institutional Portfolio (the "Portfolio"), a separately managed, non-diversified series of Schroder Capital Funds ("Schroder Core"), an open-end management investment company. The Portfolio has an identical investment objective and substantially similar investment policies as the Fund. Accordingly, the Fund's investment experience correspond directly with the Portfolio's investment experience. (See "Other Information -- Fund Structure").

This prospectus sets forth concisely the information you should know before investing and should be retained for future reference. To learn more about the Fund, you may obtain a copy of the Fund's current Statement of Additional Information (the "SAI"), which is incorporated by reference into this Prospectus. The SAI dated March 1, 1997, as amended from time to time, has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials for reference on their Internet Web Site (http://www.sec.gov) or may be obtained without charge from the Trust by writing to Two Portland Square, Portland, Maine 04101 or by calling 1-800-290-9826. The Fund has not authorized anyone to provide you with information that is different from what is contained in this Prospectus or in other documents to which this Prospectus refers you.

MUTUAL FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE SYSTEM OR ANY OTHER GOVERNMENT AGENCY AND ALSO ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR ITS AFFILIATES. MUTUAL FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                 PROSPECTUS
                                                              MARCH 1, 1997

             FUNDS AVAILABLE THROUGH SCHRODER FUND ADVISORS INC.
       Please call for complete information and to obtain a prospectus.
           Please read the prospectus carefully before you invest.


SCHRODER CAPITAL FUNDS (DELAWARE) (1-800-290-9826)   SCHRODER SERIES TRUST  (1-800-464-3108)
SCHRODER INTERNATIONAL FUND                          SCHRODER EQUITY VALUE FUND
SCHRODER EMERGING MARKETS FUND --                    SCHRODER SMALL CAPITALIZATION VALUE FUND
  INSTITUTIONAL PORTFOLIO                            SCHRODER HIGH YIELD INCOME FUND
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND        SCHRODER INVESTMENT GRADE INCOME FUND
SCHRODER U.S. SMALLER COMPANIES FUND                 SCHRODER SHORT-TERM INVESTMENT FUND
SCHRODER U.S. EQUITY FUND


PROSPECTUS SUMMARY

    This Prospectus offers Investor Class shares ("Investor Shares" or "Shares") of the Fund. The Fund is a separately managed, non-diversified series of the Trust, an open-end, management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS.

    OBJECTIVE. Long-term capital appreciation through direct or indirect investment in equity and debt securities of issuers domiciled or doing business in emerging market countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe. Current income will be incidental to the Fund's objective.

    INVESTMENT ADVISER. The Portfolio's investment adviser is Schroder Capital Management International Inc. ("SCMI"), 787 Seventh Avenue, New York, New York 10019. The Fund (and indirectly its shareholders) bears a pro rata portion of the investment advisory fee the Portfolio pays to SCMI. See "Management of the Fund -- Investment Adviser and Portfolio Managers."

    ADMINISTRATIVE SERVICES. Schroder Fund Advisors Inc. ("Schroder Advisors") serves as administrator and distributor of the Fund, and Forum Administrative Services, Limited Liability Company ("Forum") serves as the Fund's sub-administrator.

    PURCHASES AND REDEMPTIONS OF SHARES. Shares may be purchased or redeemed by mail, by bank-wire and through your broker-dealer or other financial institution. The minimum initial investment is $250,000. There is no minimum for subsequent investments. See "Investment in the Fund -- Purchase of Shares" and " -- Redemption of Shares." Purchases of Fund shares are subject to a purchase charge of 0.50% of the amount invested. Redemptions of Fund shares are subject to a redemption charge of 0.50% of the amount invested.
See "Investment in the Fund -- Purchase of Shares" and "Redemption of Shares."

    DIVIDENDS AND OTHER DISTRIBUTIONS. The Fund annually declares and pays as a dividend substantially all of its net investment income, and at least annually distributes any net realized long-term capital gain. Dividends and long-term capital gain distributions are reinvested automatically in additional Investor Shares of the Fund at net asset value unless you elect in your Account Application, or otherwise in writing, to receive dividends and other distributions in cash. See "Dividends, Distributions and Taxes."

    RISK CONSIDERATIONS. Alone, the Fund is not a balanced investment plan. It is intended for investors who seek the aggressive growth potential of emerging world markets and are willing to bear their special investment risks, including but not limited to tightening of exchange controls and expropriation, nationalization or confiscation of assets by local governments. The Fund is not intended for investors whose objective is assured income or preservation of capital: investments in the securities of foreign issuers, particularly in countries with smaller, emerging capital markets, involve risks in addition to risks associated with investments in the securities of U.S. issuers. Of course, as with any mutual fund, there is no assurance that the Fund or Portfolio will achieve its investment objective. The Fund's net asset value ("NAV") will vary because the market value of the Portfolio's investments will change with changes in the value of the securities in which the Portfolio invests and with changes in market conditions, interest rates, currency rates, or political or economic situations. When you sell your shares, they may be worth more or less than what you paid for them. For further information, see "Risk Considerations."

EXPENSES OF INVESTING IN THE FUND

FEE TABLE

    The table below is intended to assist you in understanding the expenses that an investor in Investor Shares of the Fund would incur. The Annual Fund Operating Expenses have been restated to reflect projected fees, expenses and waivers for the current fiscal year.

  SHAREHOLDER TRANSACTION EXPENSES
   Maximum Sales Load Imposed on Purchase..........................................  None
   Maximum Sales Load Imposed on Reinvested Dividends..............................  None
   Deferred Sales Load.............................................................  None
   Purchase Charge (based on amount invested)(1)...................................  0.50%
   Redemption Charge (based on net asset value of shares redeemed)(1)..............  0.50%
  ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)(2)
   Management Fees (after fee waivers)(3)(4).......................................  0.95%
   12b-1 Fees......................................................................  None
   Other Expenses..................................................................  0.50%
   Total Fund Operating Expenses(4)................................................  1.45%


(1) The Purchase Charge and the Redemption Charge are paid to the Fund and are imposed on all purchases and redemptions of Shares except for Shares purchased through the reinvestment of dividends or distributions. See "Investment in the Fund -- Purchase of Shares" and " -- Redemption of Shares."
(2) The Fund's expenses include the Fund's pro rata portion of all operating expenses of the Portfolio.
(3) Management Fees reflect the fees paid by the Portfolio and the Fund for investment advisory and administrative services.
(4) SCMI and Schroder Advisors have voluntarily undertaken to waive a portion of their fees and assume certain expenses of the Fund during the current fiscal year in order to limit the Fund's Total Fund Operating Expenses to 1.45% of the Fund's average daily net assets. This undertaking cannot be withdrawn except by a majority vote of the Trust's Board of Trustees.
    See "Management of the Fund -- Expenses." Without fee waivers, Management Fees and Total Fund Operating Expenses would be 1.10% and 1.60%, respectively.

EXAMPLE

     The table below indicates how much you would pay in total expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return; 2() reinvestment of all dividends and other distributions; and (3) imposition of the purchase and redemption charge. The example is based on the expenses listed above. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS; ACTUAL EXPENSES OR RETURNS MAY VARY FROM THOSE SHOWN. The 5% annual return is not a prediction of the Fund's return, but is the percentage required by the SEC for use in this example.


                                                              Years
                                            ------------------------------------------
                                                1          3          5         10
                                            ------------------------------------------

Assuming no redemption....................     $20        $49        $79       $152
Assuming full redemption at end of
  period..................................     $25        $54        $84       $157


FINANCIAL HIGHLIGHTS

    The financial highlights of the Fund are presented below to assist you in evaluating per share performance of Investor Shares of the Fund for the periods shown. This information has been audited by Coopers & Lybrand L.L.P., independent accountants to the Fund. The Fund's financial statements for the year ended October 31, 1996, and the related independent accountants' report are contained in the Fund's Annual Report to Shareholders and are incorporated by reference into the SAI. Further information about the performance of the Fund is contained in the Annual Report, which may be obtained without charge by writing the Fund at Two Portland Square, Portland, Maine 04101 or by calling 1-800-290-9826.


                                                                                   March 31,
                                                                For the Year        1995(a)
                                                                    Ended           Through
                                                                 October 31,      October 31,
                                                                   1996(b)           1995
                                                               ---------------  ---------------

Net Asset Value, beginning of period                                 $10.63           $10.00
                                                               ---------------  ---------------
Investment Operations:
    Net investment Income                                              0.02(c)          0.02
    Net realized Gain (Loss)                                           0.43(d)          0.61
                                                               ---------------  ---------------
Total From Investment Operations                                       0.45             0.63
                                                               ---------------  ---------------
    Distributions from Net Investment Income                          (0.02)            --
                                                               ---------------  ---------------
Net Asset Value, End of period                                       $11.06           $10.63
                                                               ---------------  ---------------
                                                               ---------------  ---------------
Total Return(e)                                                        4.22%            6.30%

Ratios/Supplementary Data:
    Net Assets, End of period (Thousands)                          $167,570          $18,423
    Ratio of Expenses to Average Net Assets after waivers             1.60%(c)          1.58%(f)
    Ratio of Net Investment Income to Average Net Assets
        after waivers                                                 0.36%(c)          0.46%(f)
    Ratio of Expenses to Average Net Assets before waivers            1.71%(c)          2.45%(f)
    Ratio of Net Investment Income to Average Net Assets
        before waivers                                                0.25%(c)         (0.41)%(f)
    Portfolio Turnover Rate(g)                                      102.70%            44.10%
    Average Brokerage Commissions(h)                                $0.0008             N.A.


---------

(a) Commencement of operations.
(b) On May 17, 1996, the Fund began offering two classes of shares, Investor Shares and Advisor Shares, and all then outstanding shares of the Fund were converted to Investor Shares.
(c) Includes the Fund's proportionate share of income and expenses of the Portfolio.
(d) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period ended due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(e) Total return calculation does not include the purchase or redemption fee of 0.50%, respectively.
(f) Annualized.
(g) Portfolio turnover rate represents the rate of portfolio activity. The rate for the year October 31, 1996, represents the portfolio turnover rate of the Portfolio.
(h) Amount represents the average commission per share paid to brokers on the purchase and sale of the Portfolio's investment portfolio securities.

INVESTMENT OBJECTIVE

    The investment objective of the Fund is to seek to achieve long-term capital appreciation through direct or indirect investment in equity and debt securities of issuers domiciled or doing business in emerging market countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe. Current income is incidental to the Fund's objective.

    The Fund is designed for investors who seek the aggressive growth potential of emerging markets and are willing to bear the special risks of investing a portion of their assets in those markets. The Fund is not a complete investment program and investments in the securities of foreign issuers generally involve risks in addition to the risks associated with investments in the securities of U.S. issuers. The Fund is not intended for investors whose objective is assured income or preservation of capital. See "Risk Considerations."

    The Fund currently seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has substantially the same investment objective and policies as the Fund. There can be no assurance that the Fund or Portfolio will achieve its investment objective.

INVESTMENT POLICIES

    Although the following information describes the investment policies of the Portfolio and the responsibilities of Schroder Core's Board of Trustees (the "Schroder Core Board"), it applies equally to the Fund and the Trust's Board of Trustees (the "Trust Board"). Additional information concerning the investment policies of the Fund and the Portfolio is contained in the SAI.

    The investment objective, and the investment policies of the Portfolio that are designated as fundamental, may not be changed without approval of the holders of a majority of the outstanding voting securities of the Portfolio. A majority of outstanding voting securities means the lesser of
(i) 67% of the shares present or represented at a shareholder meeting at which the holders of more than 50% of the outstanding shares are present or represented, or (ii) more than 50% of outstanding shares. Non-fundamental investment policies may be changed by the Schroder Core Board without approval of the investors in the Portfolio.

    Under normal market conditions, the Portfolio will, invest at least 65% of its total assets in emerging market equity and debt securities, including common stocks; preferred stocks; convertible preferred stocks; stock rights and warrants; convertible debt securities; and non-convertible debt securities. (Investments in stock rights and warrants will not be considered for purposes of determining compliance with this policy.) The Portfolio may invest up to 35% of its total assets in high-risk debt securities that are unrated or rated below investment grade. (See "Risk Considerations"). Under certain circumstances, the Portfolio may invest indirectly in emerging market securities by investing in other investment companies or vehicles. (See "Risk Considerations -- Investment in Other Investment Companies or Vehicles".) The Portfolio may acquire emerging market securities that are not denominated in emerging market currency.

    In recent years, many emerging market countries have begun programs of economic reform: removing import tariffs, dismantling trade barriers, deregulating foreign investment, privatizing state-owned industries, permitting the value of their currencies to float against the dollar and other major currencies, and generally reducing the level of state intervention in industry and commerce. Important intra-regional economic integration also holds the promise of greater trade and growth. At the same time, significant progress has been made in restructuring the heavy external debt burden that certain emerging market countries accumulated during the 1970s and 1980s. While there is no assurance that these trends will continue, the Portfolio's investment adviser will seek out attractive investment opportunities in these countries.

    "Emerging market" countries are all those not included in the Morgan Stanley Capital International World Index ("MSCI World") of major world economies. If, however, the investment adviser determines that the economy of a MSCI World-listed country is an emerging market economy, the adviser may include such country in the emerging market category. The following countries are currently excluded from the Portfolio's emerging market category:
Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom, and the United States of America. The Portfolio will not necessarily seek to diversify investments on a geographic basis and may invest more than 25% of its total assets in issuers located in any one country. (See "Risk Considerations -- Geographic Concentration".)

    An issuer of a security will be considered to be domiciled or doing business in an emerging market when (1) it is organized under the laws of an emerging market country; (2) its primary securities trading market is in an emerging market country; (3) in the judgment of the investment adviser, at least 50% of the issuer's revenues or profits are derived from goods produced or sold, investments made, or services performed in emerging market countries; or (4) it has at least 50% of its assets situated in emerging market countries. The Portfolio may consider investment companies to be located in the country or countries in which they primarily invest.

    The following specific policies and limitations are considered at the time of any purchase; SCMI may not buy these instruments or use these techniques unless it believes that they are consistent with the Portfolio's objective.

    COMMON AND PREFERRED STOCK AND WARRANTS. The Portfolio's investments will consist primarily of the common or preferred stock of established emerging market companies that are listed on recognized securities exchanges or traded in other established markets. However, the Portfolio may make limited investment in convertible preferred stock, warrants and stock rights.

    Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company they would be entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and preferred stockholders (if any) are paid. Preferred stock is a class of stock having a preference over common stock as to dividends and, generally, as to the recovery of investment. A preferred stockholder is also a shareholder and not a creditor of the company. Equity securities owned by the Portfolio may be traded in the over-the counter market or on a securities exchange, but are not traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by the Portfolio of a security to meet withdrawals by interest holders may require the Portfolio to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the "book value" of an issuer or other objective measure of a company's worth.

    Convertible preferred stock generally may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. A convertible security entitles the holder to receive the dividend paid on preferred stock until the convertible security is converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers. These securities are usually senior to common stock in a company's capital structure, but usually are subordinated to non-convertible debt securities. In general, the value of a convertible security is the higher of its investment value (its value as a fixed income security) and its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The value of a convertible security is, however, also influenced by the value of the underlying common stock.

    The Portfolio may also invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time.

    AMERICAN DEPOSITORY RECEIPTS ("ADRs"). Due to the absence of established securities markets in certain emerging market countries and restrictions in certain countries on direct investment by foreign entities, the Portfolio may invest in certain emerging market issuers through the purchase of sponsored and unsponsored American Depository Receipts ("ADRs") or other similar securities, such as American Depository Shares, Global Depository Shares or International Depository Receipts. ADRs are receipts typically issued by U.S. banks evidencing ownership of the underlying securities into which they are convertible. These securities may or may not be denominated in the same currency as the underlying securities. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

    DEBT SECURITIES. The Portfolio may seek capital appreciation through investment in emerging market convertible or non-convertible debt securities. Capital appreciation in debt securities may arise as a result of a favorable change in relative foreign exchange rates, in relative interest rate levels, or in the creditworthiness of issuers. The receipt of income from such debt securities is incidental to the Portfolio's objective of long-term capital appreciation. Such income can be used, however, to offset the operating expenses of the Portfolio. In accordance with its investment objective, the Portfolio will not seek to benefit from anticipated short-term fluctuations in currency exchange rates. The Portfolio also may invest to a certain extent in debt securities in order to participate in debt-to-equity conversion programs incident to corporate reorganizations.

    Debt securities are generally subject to two kinds of risk -- Credit risk and market risk. Credit risk refers to the ability of the debtor, and any other obligor, to pay principal and interest on the debt as it becomes due. The Portfolio may, from time to time, invest in debt securities with high risk and high yields (as compared to other debt securities meeting the Portfolio's investment criteria). The debt securities in which the Portfolio invests may be unrated, but will not be in default at the time of purchase. Market risk refers to the tendency of the value of debt securities to vary inversely with interest rate changes. Certain debt instruments may also be subject to extension risk, which refers to change in total return on a debt instrument resulting from extension or abbreviation of the instrument's maturity.

    The Portfolio may invest in debt securities issued or guaranteed by emerging market governments (including countries, provinces and municipalities) or their agencies and instrumentalities ("governmental entities"); debt securities issued or guaranteed by international organizations designated or supported by multiple foreign governmental entities (which are not obligations of foreign governments) to promote economic reconstruction or development; and debt securities issued by corporations or financial institutions.

    BRADY BONDS. The Portfolio may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring (under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady). Brady Bonds have been issued only recently, and therefore do not have a long payment history. Brady Bonds may have collateralized and uncollateralized components, are issued in various currencies and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered U.S. Government securities. In light of the residual risk associated with the uncollateralized portions of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. Brady Bonds acquired by the Portfolio could be subject to restructuring arrangements or to requests for new credit, which could cause the Portfolio to suffer a loss of interest or principal on its holdings. (For further information see "Brady Bonds," in the Statement of Additional Information.)

    INVESTMENT IN OTHER INVESTMENT COMPANIES OR VEHICLES. The Portfolio may be able to invest in certain emerging markets solely or primarily through governmentally authorized investment vehicles or companies. Pursuant to the 1940 Act, the Portfolio may invest up to 10% of its total assets in the shares of other investment companies and up to 5% of its total assets in any one investment company, as long as each investment does not represent more than 3% of the outstanding voting stock of the investment company at the time of such investment.

    When investing through investment companies the Fund may pay substantial premiums above such investment companies' net asset value per share. Such investments are subject to limitations under the 1940 Act and market availability. The Portfolio does not intend to invest in other investment companies unless, in the judgment of SCMI, the potential benefits of such investment justify the payments of any applicable premiums or sales charges. As a shareholder in an investment company, the Portfolio would bear its ratable share of the investment company's expenses, including its advisory and administrative fees. At the same time, the Portfolio would continue to pay its own fees and expenses.

    TEMPORARY DEFENSIVE INVESTMENTS. For temporary defensive purposes, the Portfolio may invest without limitation in (or enter into repurchase agreements maturing in seven days or less with U.S. banks and broker-dealers with respect to) short-term debt securities, including commercial paper, U.S. Treasury bills, other short-term U.S. Government securities, certificates of deposit, and bankers' acceptances of U.S. banks. The Portfolio also may hold cash and time deposits denominated in any major foreign currency in foreign banks. See the SAI for further information about these securities.

    REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase agreements, which are a means of investing monies for a short period, whereby a seller -- a U.S. bank or recognized broker-dealer -- sells securities to the Portfolio and agrees to repurchase them (at the Portfolio's cost plus interest) within a specified period (normally one day). The value of the underlying securities purchased by the Portfolio is monitored at all times by SCMI to ensure that the total value of the securities equals or exceeds the value of the repurchase agreement. The Portfolio's custodian bank holds the securities until they are repurchased. If the seller defaults under a repurchase agreement, the Portfolio may have difficulty exercising its rights to the underlying securities and may incur costs and experience time delays in disposing of them. To evaluate potential risk, SCMI reviews the creditworthiness of banks and dealers with which the Portfolio enters into repurchase agreements.

    FOREIGN EXCHANGE CONTRACTS. Changes in currency exchange rates will affect the U.S. dollar values of securities denominated in foreign currencies. The rate of exchange between the U.S. dollar and other currencies fluctuates in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation, and other factors, many of which may be difficult (if not impossible) to predict. When investing in foreign securities, the Portfolio usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. The Portfolio incurs foreign exchange expenses in converting assets from one currency to another.

    The Portfolio may enter into forward contracts for the purchase or sale of foreign currency (i) to "lock in" the U.S. dollar price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities or (ii) to hedge against the possibility that a foreign currency may suffer a decline against the U.S. dollar. A forward currency contract is an obligation to purchase or sell a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time of the contract. This method of attempting to hedge against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of securities and exposes the Portfolio to the risk that the counterparty is unable to perform. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency. The Portfolio does not intend to maintain a net exposure to such contracts if the fulfillment of obligations under such contracts would obligate it to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in the currency. The Portfolio will not enter into these contracts for speculative purposes and will not enter into non-hedging currency contracts. The Portfolio will generally not enter into a forward contract with a term of greater than one year. Forward contracts are not exchange traded, and there can be no assurance that a liquid market will exist at a time when the Portfolio seeks to close out a forward contract. Currently, only a limited market, if any, exists for hedging transactions relating to currencies in certain emerging markets or to securities of issuers domiciled or principally engaged in business in certain emerging markets. This may limit the Portfolio's ability to effectively hedge its investments in those markets. These contracts involve a risk of loss if SCMI fails to predict currency values. The Portfolio has no plan to enter into currency futures or options contracts, but may do so in the future. See "Risk Considerations -- Currency Fluctuations and Devaluations."

    ILLIQUID AND RESTRICTED SECURITIES. The Portfolio will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid (i) by virtue of the absence of a readily available market or (ii) because of legal or contractual restrictions on resale ("restricted securities"). There may be undesirable delays in selling illiquid securities at prices representing their fair value. This policy includes over-the-counter options held by the Portfolio and the portion of the assets used to cover such options. The limitation on investing in restricted securities does not include securities that may not be resold to the general public (pursuant to Rule 144A under the Securities Act of

1933, as amended) but may be resold to qualified institutional purchasers. If SCMI determines that a "Rule 144A security" is liquid pursuant to guidelines adopted by the Schroder Core Board, the security will not be deemed illiquid. These guidelines take into account trading activity for the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, that security may become illiquid, which could affect the Portfolio's liquidity. See "Investment Policies -- Illiquid and Restricted Securities" in the SAI for further information.

    LOANS OF PORTFOLIO SECURITIES. The Portfolio may lend portfolio securities (otherwise than as occurs in repurchase transactions) to brokers, dealers and other financial institutions meeting specified credit conditions if the loan is collateralized in accordance with applicable regulatory requirements and if, after any loan, the value of the securities loaned does not exceed 25% of the value of the Portfolio's total assets. By so doing, the Portfolio attempts to earn interest income. In the event of the other party's bankruptcy, the Portfolio could experience delays in recovering the securities it lent; if, in the meantime, the value of the securities the Portfolio lent has increased, the Portfolio, and thus the Fund, could experience a loss.

    The Portfolio may lend its securities if it maintains in a segregated account liquid assets equal to the current market value of the securities loaned (including accrued interest thereon) plus the loan interest payable to the Portfolio. Any securities that the Portfolio receives as collateral will not become part of its portfolio at the time of the loan; and, in the event of a default by the borrower, the Portfolio will (if permitted by law) dispose of such collateral except for such part thereof that is a security in which the Portfolio is permitted to invest. While the securities are on loan, the borrower will pay the Portfolio any accrued income on those securities, and the Portfolio may invest the cash collateral and earn income or receive an agreed upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by the Portfolio will be invested in U.S. Government securities and liquid high grade debt obligations. The value of securities loaned will be marked to market daily. Portfolio securities purchased with cash collateral are subject to possible depreciation. Loans of securities by the Portfolio will be subject to termination at the Portfolio's or the borrower's option. The Portfolio may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Schroder Core Board. See "Loans of Portfolio Securities" in the SAI for further information on securities loans.

    OPTIONS AND FUTURES TRANSACTIONS. Although the Portfolio does not presently intend to do so, it may (a) write covered call options on portfolio securities, the U.S. dollar and emerging market currencies without limit; (b) write covered put options on portfolio securities and the U.S. dollar and emerging market currencies with the limitation that the aggregate value of the obligations underlying the puts determined as of the date the options are sold will not exceed 50% of the Portfolio's net assets; (c) purchase call and put options in amounts up to 5% of its total assets; and (d)(i) purchase and sell futures contracts that are traded on U.S. and foreign commodity exchanges on underlying portfolio securities, any emerging market currency, U.S. and emerging market fixed-income securities and such indices of U.S. or emerging market equity or fixed-income securities as may exist or come into being and (ii) purchase and write call and put options on such futures contracts, in all cases involving such futures contracts or options on futures contracts for hedging purposes only, and without limit, except that the Portfolio may not enter into futures contracts or purchase related options if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts generally exceeds 5% of the value of the Portfolio's total assets. All of the foregoing are referred to as "Hedging Instruments."

    In general, the Portfolio may use Hedging Instruments: (1) to protect against declines in the market value of the Portfolio's portfolio securities or stock index futures, and the currencies in which they are denominated, or
(2) to establish a position in securities markets as a temporary substitute for purchasing particular equity securities. The Portfolio will not use Hedging Instruments for speculation. Hedging Instruments have certain risks associated with them including: (a) the possible failure of such instruments as hedging techniques in cases where the price movement of the securities underlying the options or futures does not follow the price movements of the portfolio securities subject to the hedge; (b) potentially unlimited loss associated with futures transactions and the possible lack of a liquid secondary market for closing out a futures position; and (c) possible losses resulting from the inability of the Portfolio's investment adviser to predict the direction of stock prices, interest rates and other economic factors. In addition, only a limited market, if any, currently exists for hedging transactions relating to currencies in many emerging markets or to securities of issuers domiciled or principally engaged in business in emerging markets. This may limit the Portfolio's ability to effectively hedge its investments in such emerging market countries. The Hedging Instruments the Portfolio may use and the risks associated with them are described in greater detail under "Options and Futures Transactions" in the SAI.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. The Portfolio may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment may take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Portfolio's assets that may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Portfolio's net asset value.

    WHEN, AS AND IF ISSUED SECURITIES. The Portfolio may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Portfolio will have lost an investment opportunity. There is no overall limit to the percentage of the Portfolio's assets that may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

RISK CONSIDERATIONS

    FOREIGN INVESTMENTS. All investments, domestic and foreign, involve risk. Investment in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. While the Portfolio will generally invest only in securities of companies and governments in countries that SCMI considers both politically and economically stable, all foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls, or other limitations on repatriation of foreign capital. Foreign investments are subject to the risk of changes in foreign governmental attitudes towards private investment that could lead to nationalization, increased taxation or confiscation of Portfolio assets.

    Moreover, (i) dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income earned by the Portfolio; (ii) commission rates payable on foreign portfolio transactions are generally higher than in the United States; (iii) accounting, auditing and financial reporting standards differ from those in the United States, which means that less information about foreign companies may be available than is generally available about issuers of comparable securities in the U.S.; (iv) foreign securities often trade less frequently and with lower volume than U.S. securities and consequently may exhibit greater price volatility; and (v) foreign securities trading practices, including those involving securities settlement, may expose the Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer or registrar.

    REGULATION AND LIQUIDITY OF MARKETS. Government supervision and regulation of exchanges and brokers in emerging market countries is typically less extensive than in the United States. These markets may have different clearance and settlement procedures, and in certain cases, settlements have not kept pace with the volume of securities transactions, making them difficult to conduct. Delays in settlement could adversely affect or interrupt the Portfolio's intended investment program or result in investment losses due to intervening declines in security values.

    Securities markets in emerging market countries are substantially smaller than U.S. securities markets and have substantially lower trading volume, resulting in diminished liquidity and greater price volatility. Reduced secondary market liquidity may make it more difficult for the Portfolio to determine the value of its portfolio securities or dispose of particular instruments when necessary. Brokerage commissions and other transaction costs on foreign securities exchanges are also generally higher.

    EMERGING MARKETS. In any emerging market country, there is the possibility of expropriation of assets, confiscatory taxation, nationalization of companies or industries, foreign exchange controls, foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in those countries. In the event of expropriation, nationalization or other confiscation, the Portfolio could lose its entire investment in a country. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. There may also be less monitoring and regulation of emerging markets and the activities of brokers there. Investing may require that the Portfolio adopt special procedures, seek local government approvals or take other actions that may incur costs for the Portfolio.

    Certain emerging market countries may restrict investment by foreign entities by limiting the size of foreign investment in certain issuers; requiring prior approval of foreign investment by the government; imposing additional tax on foreign investors; or limiting foreign investors to specific classes of securities of an issuer that have less advantageous rights (with regard to price or convertibility, for example) than classes available to domiciliaries of the country. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Portfolio.

    CURRENCY FLUCTUATIONS AND DEVALUATIONS. Because the Portfolio will invest heavily in non-U.S. currency-denominated securities, changes in foreign currency exchange rates will affect the value of the Portfolio's investments. A decline against the dollar in the value of currencies in which the Portfolio's investments are denominated will result in a corresponding decline in the dollar value of the Portfolio's assets. This risk is heightened in some emerging market countries.

Some emerging market countries may also have managed currencies that do not freely float against the dollar.

    The Portfolio is required to distribute substantially all of its investment income in U.S. dollars. Because most of the Portfolio's income will be received and realized in foreign currencies, a decline in the value of a particular foreign currency against the U.S. dollar that occurs after the Portfolio's income has been earned may require the Portfolio to liquidate some portfolio securities to acquire sufficient U.S. dollars to make such distributions. Similarly, if the exchange rate declines between the time the Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the Portfolio may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

    INFLATION. Several emerging market countries have experienced high, and in some periods extremely high, rates of inflation in recent years. Inflation and rapid fluctuations in inflation rates may adversely affect these countries' economies and securities markets. Further, inflation accounting rules in some emerging market countries require, for companies that keep accounting records in the local currency, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain emerging market companies.

    NON-DIVERSIFIED INVESTMENTS. Because suitable investments in emerging market countries may be limited, the Portfolio, like the Fund, has classified itself as a "non-diversified investment company" under the 1940 Act so that it may invest more than 5% of its total assets in the securities of a single issuer. This classification may not be changed without a shareholder vote. However, so that the Portfolio may continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Portfolio's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% will be invested in the securities of a single issuer; and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer. See "Dividends, Distributions and Taxes."

    To the extent the Portfolio makes investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased. Also, since a relatively high percentage of the Portfolio's assets may be invested in the securities of a limited number of issuers, the Portfolio may be more susceptible to any single economic, political or regulatory occurrence than a diversified investment company.

    GEOGRAPHIC CONCENTRATION. The Portfolio may invest more than 25% of its total assets in issuers located in any one country. To the extent it invests in issuers of one country, the Portfolio is susceptible to factors adversely affecting that country, including political and economic developments and foreign exchange rate fluctuations as discussed above. The value of the Portfolio's assets may fluctuate more widely than the value of shares of a comparable fund with less geographic concentration.

    CERTAIN RISKS OF DEBT SECURITIES. The Portfolio may invest without limitation in investment grade emerging market debt securities; it may invest up to 35% of its total assets in debt securities that are unrated or are rated below investment grade (below Baa by Moody's or BBB by S&P; for a further description of S&P's and Moody's securities ratings please see the Appendix to the SAI). Note that even debt securities rated Baa by Moody's are considered to have speculative characteristics. Below investment grade securities (and unrated securities of comparable quality) ("high yield/high risk securities") are predominantly speculative with respect to the capacity to pay interest and repay principal, and generally involve a greater volatility of price than securities in higher rating categories. These securities are commonly referred to as "junk" bonds. The risks associated with junk bonds are generally greater than those associated with higher-rated securities. The Portfolio is not obligated to dispose of securities due to rating changes by Moody's, S&P or other rating agencies. The Portfolio is not authorized to purchase debt securities that are in default, except for sovereign debt (discussed below) in which the Portfolio may invest no more than 5% of its total assets while such sovereign debt securities are in default.

    In purchasing high yield/high risk securities, the Portfolio will rely on the investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. Nonetheless, investors should review the investment objective and policies of the Fund and consider their willingness to assume risk before making an investment.

    High yield/high risk securities' market values are affected more by individual issuer developments and are more sensitive to adverse economic changes than are higher-rated securities. Issuers of high yield/high risk securities may be highly leveraged and may not have more traditional methods of financing available to them. During economic downturns or substantial periods of rising interest rates, issuers of high yield/high risk securities, especially highly leveraged ones, may be less able to service their principal and interest payment obligations, meet their projected business goals, or obtain additional financing. The risk of loss due to default by the issuer is significantly greater for holders of high yield/high risk securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. In addition, the Portfolio may incur additional expenses if it is required to seek recovery upon a default by the issuer of such an obligation or participate in the restructuring of such obligation.

    Periods of economic uncertainty and change will likely cause increased volatility in the market prices of high yield/high risk securities and, correspondingly, the Portfolio's net asset value if it invests in such securities; market prices of such securities structured as zero coupon or pay-in-kind securities are more affected by interest rate changes and thus tend to be more volatile than securities that pay interest periodically and in cash.

    High yield/high risk securities may have call or redemption features which would permit an issuer to repurchase the securities from the Portfolio. If a call were exercised by the issuer during a period of declining interest rates, the Portfolio would likely have to replace called securities with lower yielding securities, thus decreasing the Portfolio's net investment income and dividends to shareholders.

    While a secondary trading market for high yield/high risk securities does exist, it is generally not as liquid as the secondary market for higher rated securities. In periods of reduced secondary market liquidity, prices of high yield/high risk securities may become volatile and experience sudden and substantial price declines. The Portfolio may, therefore, have difficulty disposing of particular issues to meet its liquidity needs or in response to a specific economic event (such as a deterioration in the creditworthiness of the issuer). Reduced secondary market liquidity for certain high yield/high risk securities also may make it more difficult for the Portfolio to obtain accurate market quotations (for purposes of valuing the Portfolio's investment portfolio): market quotations are generally available on many high yield/high risk securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Under such conditions, high yield/high risk securities may have to be valued at fair value as determined by the Schroder Core Board or SCMI under Board-approved guidelines.

    Adverse publicity and investor perceptions (which may not be based on fundamental analysis) may decrease the value and liquidity of high yield/high risk securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield/high risk securities are likely to adversely affect the Portfolio's, and thus the Fund's, net asset value.

    SOVEREIGN DEBT. Investment in sovereign debt carries high risk. Certain emerging market countries such as Argentina, Brazil and Mexico are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and/or interest on outstanding debt. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest when it is due may be affected by many factors, such as its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden to the economy as a whole, and political restraints. The Portfolio, as a holder of sovereign debt, may be asked to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

    The sovereign debt instruments in which the Portfolio may invest involve great risk and are deemed to be the equivalent in terms of quality to high yield/high risk securities discussed above and are subject to many of the same risks as such securities. Similarly, the Portfolio may have difficulty disposing of certain sovereign debt obligations because there may be a thin trading market for such securities. The Portfolio will not invest more than 5% of its total assets in sovereign debt in default.

    PORTFOLIO TURNOVER. The Portfolio may engage in short-term trading but its portfolio turnover rate is not expected to exceed 100%. High portfolio turnover and short-term trading involve correspondingly greater commission expenses and transaction costs. Also, higher portfolio turnover rates may cause shareholders of the Portfolio to recognize gains for federal income tax purposes. See "Taxation" in the SAI.

MANAGEMENT OF THE FUND

 SCHRODER GROUP ASSETS UNDER MANAGEMENT WORLDWIDE AS OF DECEMBER 31, 1996 --
                              OVER $130 BILLION


                                   [GRAPHIC]


THE SCHRODER INVESTMENT MANAGEMENT GROUP INVESTMENT AND REPRESENTATIVE OFFICES
 WORLDWIDE INCLUDE NEW YORK, LONDON, BOSTON, ZURICH, WARSAW, TOKYO, HONG KONG, BEIJING, SHANGHAI, TAIPEI, SEOUL, BANGKOK, KUALA LUMPUR, SINGAPORE, JAKARTA, SYDNEY, BUENOS AIRES, SAO PAULO, BOGOTA AND CARACAS.

           TOGETHER, SCHRODER CAPITAL MANAGEMENT INTERNATIONAL AND SCHRODER CAPITAL MANAGEMENT INC. MANAGE OVER $24 BILLION

BOARDS OF TRUSTEES

      The business and affairs of the Fund are managed under the direction of the Trust Board. The business and affairs of the Portfolio are managed under the direction of the Schroder Core Board. Additional information regarding the trustees and executive officers of the Trust, as well as Schroder Core's trustees and executive officers, may be found in the SAI under the heading "Management, Trustees and Officers."

INVESTMENT ADVISER AND PORTFOLIO MANAGER

      As investment adviser to the Portfolio, SCMI manages the Portfolio and continuously reviews, supervises and administers its investments. SCMI is responsible for making decisions relating to the Portfolio's investments and placing purchase and sale orders regarding such investments with brokers or dealers it selects. For these services, the Investment Advisory Agreement between SCMI and Schroder Core provides that SCMI is entitled to receive a monthly advisory fee at the annual rate of 1.00% of the Portfolio's average daily net assets, which the Fund indirectly bears through its investment in the Portfolio.

    SCMI is a wholly-owned U.S. subsidiary of Schroders Incorporated, the wholly-owned U.S. holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large world-wide group of banks and financial services companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices in eighteen countries. The Schroder Group specializes in providing investment management services.

    John A. Troiano, a Vice President of the Trust and Schroder Core, with the assistance of an SCMI investment committee, is primarily responsible for the day-to-day management of the Portfolio's investment portfolio. Mr. Troiano managed the Fund's investment portfolio from its inception until it invested its assets in the Portfolio and has managed the Portfolio's assets since its inception. Mr. Troiano has been a Managing Director of SCMI since October 1995 and has been employed by various Schroder Group companies in the investment research and portfolio management areas since 1988.

    The Fund began pursuing its investment objective through investment in the Portfolio on November 1, 1995. The Fund may withdraw its investment from the Portfolio at any time if the Board determines that it is in the best interests of the Fund and its shareholders to do so. (See "Other Information -- Fund Structure.") Accordingly, the Fund has retained SCMI as its investment adviser to manage the Fund's assets in the event the Fund withdraws its investment. SCMI does not receive an investment advisory fee with respect to the Fund so long as the Fund remains completely invested in the Portfolio (or any other investment company). If the Fund resumes directly investing in portfolio securities, the Fund will pay SCMI a monthly advisory fee at the annual rate of 1.00% of the Fund's average daily net assets. The investment advisory agreement between SCMI and the Trust with respect to the Fund is the same in all material respects as the investment advisory contract between SCMI and Schroder Core with respect to the Portfolio (except as to the parties, the fees payable thereunder, the circumstances under which fees will be paid and the jurisdiction whose laws govern the agreement). For the fiscal year ended October 31, 1996, the Fund paid SCMI an advisory fee of 0.10% of its average daily net assets.

ADMINISTRATIVE SERVICES

      On behalf of the Fund, the Trust has entered into an administration services contract with Schroder Advisors, 787 Seventh Avenue, New York, New York 10019. On behalf of the Portfolio, the Trust has also entered into a sub-administration agreement with Forum, Two Portland Square, Portland, Maine 04101. Pursuant to these agreements, Schroder Advisors and Forum provide certain management and administrative services necessary for the Fund's operations. Schroder Advisors is compensated at the annual rate of 0.05% of the Fund's average daily net assets. Forum is compensated at the annual rate of 0.05% of the Fund's average daily net assets.

    Schroder Advisors and Forum provide similar services to the Portfolio, for which the Portfolio pays Schroder Advisors an annual rate of 0.05% and pays Forum a monthly fee at the annual rate of 0.10% of the Portfolio's average daily net assets.

EXPENSES

    SCMI and Schroder Advisors have voluntarily undertaken to waive a portion of their fees or assume certain expenses of the Fund in order to limit total Fund expenses (excluding taxes, interest, brokerage commissions and other portfolio transaction expenses and extraordinary expenses) chargeable to Investor Shares to 1.45% of the average daily net assets of the Fund attributable to those shares. In addition, effective March 1, 1997, SCMI voluntarily has agreed to waive advisory fees paid by the Portfolio to 0.85% of the average daily net assets. Neither this expense limitation can be modified or withdrawn except by a majority vote of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Trust. If expense reimbursements are required, they will be made on a monthly basis. Forum may waive voluntarily all or a portion of their fees from time to time.

PORTFOLIO TRANSACTIONS

    SCMI places orders for the purchase and sale of the Portfolio's investments with brokers and dealers selected by SCMI and seeks "best execution" of such portfolio transactions. The Portfolio may pay brokers higher than the lowest available commission rates when SCMI believes it is reasonable to do so in light of the value of the brokerage and research services provided. Commission rates for brokerage transactions are fixed on many foreign securities exchanges, which may cause higher brokerage expenses to accrue to the Portfolio than would be the case for comparable transactions effected on U.S. securities exchanges.

    Subject to the Portfolio's policy of obtaining the best price consistent with quality of execution on transactions, SCMI may employ Schroder
Securities Limited and its affiliates (collectively, "Schroder Securities"), affiliates of SCMI, to effect transactions of the Portfolio on certain foreign securities exchanges. Because of the affiliation between SCMI and Schroder Securities, the Portfolio's payment of commissions to Schroder Securities is subject to procedures adopted by the Schroder Core Board designed to ensure that the commissions will not exceed the usual and customary brokers' commissions. No specific portion of the Portfolio's brokerage will be directed to Schroder Securities and in no event will Schroder Securities receive any brokerage in recognition of research services.

    Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Schroder Core Board may determine, SCMI may consider sales of shares of the Fund or any other entity that invests in the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

    Although the Portfolio does not currently engage in directed brokerage arrangements to pay expenses, it may do so in the future. These arrangements, (whereby brokers executing the Portfolio's portfolio transactions agree to pay designated expenses of the Portfolio if brokerage commissions generated by the Portfolio reached certain levels) might reduce the Portfolio's expenses (and, indirectly, the Fund's expenses), and would not be expected to materially increase the brokerage commissions paid by the Portfolio.

CODE OF ETHICS

    The Trust, Schroder Core, SCMI, Schroder Advisors, and Schroders Incorporated have each adopted a code of ethics that contains a policy on personal securities transactions by "access persons," including portfolio managers and investment analysts. That policy complies in all material respects with the recommendations set forth in the Report of the Advisory Group on Personal Investing of the Investment Company Institute, of which the Trust is a member.

INVESTMENT IN THE FUND

PURCHASE OF SHARES

    Investors may purchase Investor Shares directly from the Trust. Prospectuses, sales material and Account Applications can be obtained from the Trust or through Forum Financial Corp., the Fund's transfer agent (the "Transfer Agent"). See "Other Information -- Shareholder Inquiries." Investments may also be made through Financial Institutions and other organizations that assist their customers in purchasing shares of the Fund ("Service Organizations"). Service Organizations may charge their customers a service fee for processing orders to purchase or sell shares of the Fund. Investors wishing to purchase shares through their accounts at a Service Organization should contact that organization directly for appropriate instructions.

    Shares of the Fund are offered at the net asset value next determined after receipt of a completed Account Application (at the address set forth below). The minimum initial investment is $250,000. There is no minimum for subsequent investments. All purchase payments are invested in full and fractional shares. The Fund is authorized to reject any purchase order.

    Purchases of Fund shares are subject to a purchase charge of 0.50% of the amount invested. This charge is designed to cover the transaction costs the Fund incurs (either directly or indirectly) as a result of investments in the Fund, including brokerage commissions in acquiring portfolio securities; currency transaction costs and transfer agent costs; and to protect the interests of shareholders. This charge, which is not a sales charge, is paid to the Fund, not to Schroder Advisors or any other entity. The purchase charge is not assessed on the reinvestment of dividends or distributions or shares purchased through a subscription in kind.

    Purchases may be made by mailing a check (in U.S. dollars), payable to Schroder Emerging Markets Fund Institutional Portfolio, to:

   Schroder Emerging Markets Fund
   Institutional Portfolio -- Investor Shares
   P.O. Box 446
   Portland, Maine 04112

    For initial purchases, the check must be accompanied by a completed Account Application in proper form. Further documentation, such as corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, directors or custodians to evidence the authority of the person or entity making the subscription request.

    Investors and Service Organizations (on behalf of their customers) may transmit purchase payments by Federal Reserve Bank wire directly to the Fund as follows:

   Chase Manhattan Bank
   New York, NY
   ABA No.: 021000021
   For Credit To: Forum Financial Corp.
   Account No.: 910-2-718187
   Ref.: Schroder Emerging Markets Fund Institutional Portfolio -- Investor
   Shares
   Account of: (shareholder name)
   Account Number: (shareholder account number)

    The wire order must specify the name of the Fund, the shares' class (i.e., Investor Shares), the account name and number, address, confirmation number, amount to be wired, name of the wiring bank, and name and telephone number of the person to be contacted in connection with the order. If the initial investment is by wire, an account number will be assigned and an Account Application must be completed and mailed to the Fund before any account will become active. Wire orders received prior to 4:00 p.m. (Eastern
Time) on each day that the New York Stock Exchange is open for trading (a "Fund Business Day") will be processed at the net asset value determined as of that day. Wire orders received after 4:00 p.m. (Eastern Time) will be processed at the net asset value determined as of the next Fund Business Day. See "Net Asset Value" below.

    The Fund's Transfer Agent establishes for each shareholder of record an open account to which all shares purchased and all reinvested dividends and other distributions are credited. Although most shareholders elect not to receive share certificates, certificates for full shares can be obtained by written request to the Fund's Transfer Agent. No certificates are issued for fractional shares.

    The Transfer Agent will deem an account lost if six months have passed since correspondence to the shareholder's address of record is returned, unless the Transfer Agent determines the shareholder's new address. When an account is deemed lost, dividends and other distributions will automatically be reinvested. In addition, the amount of any outstanding checks for dividends and other distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

RETIREMENT PLANS AND INDIVIDUAL RETIREMENT ACCOUNTS

    Shares of the Fund are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available upon request. Before investing in the Fund through one of these plans, investors should consult their tax advisors.

    The Fund may be used as an investment vehicle for an IRA including SEP-IRA. An IRA naming The First National Bank of Boston as custodian is available from the Trust or the Transfer Agent. The minimum initial investment for an IRA is $2,000; the minimum subsequent investment is $2,000. Under certain circumstances contributions to an IRA may be tax deductible. IRAs are available to individuals (and their spouse) who receive compensation or earned income whether or not they are active participants in a tax-qualified or government-approved retirement plan. An IRA contribution by an individual or spouse who participates in a tax-qualified or government-approved retirement plan may not be deductible, depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or qualified plan. Tax advice should be obtained before effecting a rollover.

STATEMENT OF INTENTION

    Investor Share investors also may meet the minimum initial investment requirement based on cumulative purchases by means of a written Statement of Intention, expressing the investor's intention to invest $250,000 or more in Investor Shares of the Fund within a period of 13 months.

    Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in shares of the Fund should complete the appropriate portion to the account application form. Current Fund shareholders can obtain a Statement of Intention form by contacting the Transfer Agent.

    The Fund reserves the right to redeem Shares in any account if, at the end of the Statement of Intention period, the account does not have a value of at least the minimum investment amount.

EXCHANGES

    Shareholders may exchange Shares of the Fund for shares of any other series of the Trust so long as they meet the initial investment minimum of the fund being purchased and they maintain the respective minimum account balance in each fund in which they own shares. Exchanges between each Fund are at net asset value.

    For federal income tax purposes an exchange is considered to be a sale of shares on which a shareholder may realize a capital gain or loss. An exchange may be made by calling the Transfer Agent at (800) 344-8332 or by mailing written instructions to Schroder Capital Funds (Delaware), P.O. Box 446, Portland, Maine 04112. Exchange privileges may be exercised only in those states where shares of the other series of the Trust may legally be sold. Exchange privileges may be amended or terminated at any time upon sixty (60) days' notice.

REDEMPTION OF SHARES

    Shares of the Fund are redeemed at their next determined net asset value after receipt by the Fund (at the address set forth above under "Purchase of Shares") of a redemption request in proper form. Redemption requests may be made between 9:00 a.m. and 6:00 p.m. (Eastern Time) on each Fund Business Day. Redemption requests that are received prior to 4:00 p.m. (Eastern Time) will be processed at the net asset value determined as of that day. Redemption requests that are received after 4:00 p.m. (Eastern Time) will be processed at the net asset value determined the next Fund Business Day. See "Net Asset Value" below.

    Redemptions of Fund shares are subject to a redemption charge of 0.50% of the net asset value of the shares redeemed. This charge is designed to cover the transaction costs the Fund incurs in redeeming Fund shares (either directly or indirectly as a result of its investment in the Portfolio), including brokerage commissions in selling portfolio securities, currency transaction costs, transfer agent costs, and to protect the interests of shareholders. This charge, which is not a sales charge, is paid to the Fund, not to Schroder Advisors or any other entity. The redemption charge is not assessed on shares acquired through the reinvestment of dividends or distributions or on redemptions in kind. For purposes of computing the redemption charge, redemptions by a shareholder are deemed to be made in the following order: (i) from Shares purchased through the reinvestment of dividends and distributions (with respect to which no redemption charge is applied) and (ii) from Shares for which the redemption charge is applicable, on a first purchased, first redeemed basis.

    BY TELEPHONE. Redemption requests may be made by telephoning the Transfer Agent at the telephone number on the cover page of this Prospectus. A shareholder must provide the Transfer Agent with the class of shares, the dollar amount or number of shares to be redeemed, shareholder account number, and some additional form of identification such as a password. A redemption by telephone may be made only if the telephone redemption privilege option has been elected on the Account Application or otherwise in writing. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, reasonable procedures will be followed by the Transfer Agent to confirm that telephone instructions are genuine. The Transfer Agent and the Trust generally will not be liable for any losses due to unauthorized or fraudulent redemption requests, but may be liable if they do not follow these procedures. Shares for which certificates have been issued may not be redeemed by telephone. In times of drastic economic or market change it may be difficult to make redemptions by telephone. If a shareholder cannot reach the Transfer Agent by telephone, redemption requests may be mailed or hand-delivered to the Transfer Agent.

    WRITTEN REQUESTS. Redemptions may be made by letter to the Fund specifying the class of shares, the dollar amount or number of Shares to be redeemed, and the shareholder account number. The letter must also be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign) and, in certain cases, signatures must be guaranteed by an institution that is acceptable to the Transfer Agent. Such institutions include certain banks, brokers, dealers (including municipal and government securities brokers and dealers), credit unions and savings associations. Notaries public are not acceptable. Further documentation may be requested to evidence the authority of the person or entity making the redemption request. Questions concerning the need for signature guarantees or documentation of authority should be directed to the Fund at the above address or by calling the telephone number appearing on the cover of this Prospectus.

    If Shares to be redeemed are held in certificate form, the certificates must be enclosed with the redemption request and the assignment form on the back of the certificates (or an assignment separate from the certificates but accompanied by the certificates) must be signed by all owners in exactly the same way the owners' names are written on the face of the certificates. Requirements for signature guarantees and/or documentation of authority as described above could also apply. For your protection, the Fund suggests that certificates be sent by registered mail.

    ADDITIONAL REDEMPTION INFORMATION. Checks for redemption proceeds will normally be mailed within seven days. No redemption proceeds will be mailed until checks in payment for the purchase of the Shares to be redeemed have been cleared, which may take up to 15 calendar days from the purchase date. Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record.

    The Fund may suspend the right of redemption during any period when (i) trading on the

New York Stock Exchange is restricted or that exchange is closed, (ii) the SEC has by order permitted such suspension, or (iii) an emergency (as defined by rules of the SEC) exists making disposal of portfolio investments or determination of the Fund's net asset value not reasonably practicable.

    If the Trust Board determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may redeem Shares in whole or in part by a distribution in kind of portfolio securities (from the investment portfolio of the Portfolio or of the Fund), in lieu of cash. The Fund will, however, redeem Shares solely in cash up to the lesser of $250,000 or 1% of net assets during any 90-day period for any one shareholder. In the event that payment for redeemed Shares is made wholly or partly in portfolio securities, the shareholder may be subject to additional risks and costs in converting the securities to cash. See "Additional Purchase and Redemption Information in the SAI.

    The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for Federal income tax purposes.

    Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem Shares in any account (other than an IRA) if at any time the account does not have a value of at least $100,000, unless the value of the account falls below that amount solely as a result of market activity. Shareholders will be notified that the value of the account is less than $100,000 and be allowed at least 30 days to make an additional investment to increase the account balance to at least $100,000.

NET ASSET VALUE

    The net asset value per share of the Fund is calculated separately for each class of shares of the Fund at 4:00 p.m. (Eastern Time), Monday through Friday, each Fund Business Day, which excludes the following U.S. holidays:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Share is calculated by dividing the aggregate value of the Fund's assets less all Fund liabilities, if any, by the number of Shares of the Fund outstanding.

    Generally, securities that are listed on recognized stock exchanges are valued at the last reported sale price, on the day when the securities are valued (the "Valuation Day"), on the primary exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges for which there were no sales on the Valuation Day are valued at the last sale price on the preceding trading day or at closing mid-market prices. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Schroder Core Board.

    Trading in securities on non-U.S. exchanges and over-the-counter markets may not take place on every day that the New York Stock Exchange is open for trading. Furthermore, trading takes place in various foreign markets on days on which the Fund's net asset value is not calculated. If events materially affecting the value of foreign securities occur between the time when their price is determined and the time when net asset value is calculated, such securities will be valued at fair value as determined in good faith by using methods approved by the Schroder Core Board.

    All assets and liabilities of the Portfolio denominated in foreign currencies are valued in U.S. dollars based on the exchange rate last quoted by a major bank prior to the time when the net asset value of the Fund is calculated.

DIVIDENDS, DISTRIBUTIONS AND TAXES

THE FUND

    The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment com-panies. By complying therewith, the Fund will not have to pay federal income tax on that part of its income OR NET REALIZED CAPITAL GAIN that is distributed to shareholders. The Fund intends to distribute substantially all of its income AND NET REALIZED CAPITAL GAIN and therefore, intends not to be subject to federal income tax.

    Dividends and capital gain distributions on Investor Shares are reinvested automatically in additional Investor Shares at net asset value unless the shareholder has elected in the Account Application or otherwise in writing to receive dividends and other distributions in cash.

    After every dividend and other distribution, the value of a Share declines by the amount of the distribution. Purchases made shortly before a dividend or other distribution include in the purchase price the amount of the distribution, which will be returned to the investor in the form of a taxable distribution.

    Dividends and other distributions paid by the Fund with respect to both classes of its shares will be calculated in the same manner and at the same time. The per share dividends on Advisor Shares are expected to be lower than the per share dividends on Investor Shares as a result of compensation payable to Service Organizations for shareholder servicing for the Advisor Shares.

    Dividends from the Fund's income generally will be taxable to shareholders as ordinary income, whether the dividends are invested in additional Shares or received in cash. Distributions by the Fund of any net capital gain will be taxable to a shareholder as long-term capital gain regardless of how long the shareholder has held the Shares. Each year the Trust will notify shareholders of the tax status of dividends and other distributions.

    Dividends from the Fund will qualify for the dividends-received deduction for corporate shareholders to the extent dividends do not exceed the aggregate amount of dividends received by the Fund from domestic corporations, provided the Fund shares are held for more than 45 days. If securities held by the Fund are considered to be debt-financed (generally, acquired with borrowed funds); are held by the Fund for fewer than 46 days (91 days in the case of certain preferred stock); or are subject to certain forms of hedges or short sales, then the portion of the dividends paid by the Fund attributable to such securities will not be eligible for the dividends-received deduction.

    A redemption of Shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's basis in the redeemed Shares. If Shares are redeemed at a loss after being held for six months or less, the loss will be treated as a long-term, rather than a short-term, capital loss to the extent of any capital gain distributions received on those Shares.

    The Fund must withhold 31% from dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding. Depending on the residence of a shareholder for tax purposes, distributions from the Fund may also be subject to state and local taxes, including withholding taxes.

    In an effort to adhere to certain tax requirements, the Fund may have to limit its investment activity in some types of instruments.

    If the Fund's dividends exceed its taxable income in any year, all or a portion of the Fund's dividends may be treated as a return of capital to shareholders for tax purposes. Any return of capital will reduce the cost basis of your shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your shares. Shareholders will be notified by the Trust if a distribution included a return of capital.

    EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on the Portfolio and its investments, which generally reduce the Fund's income. However, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income or capital gain than was actually distributed by the Fund but will also show the amount of the available offsetting credit or deduction.

    If the Fund is eligible to do so, it intends to elect to permit its shareholders to take a credit (or a deduction) for the Fund's share of foreign income taxes paid by the Portfolio. If the Fund does make such an election, its shareholders would include as gross income in their Federal income tax returns both (i) distributions received from the Fund and (ii) the amount that the Fund advises is their pro rata portion of foreign income taxes paid with respect to or withheld from, dividends and interest paid to the Portfolio from its foreign investments. Shareholders then would be entitled, subject to certain limitations, to take a foreign tax credit against their federal income tax liability for the amount of such foreign taxes or else to deduct such foreign taxes as an itemized deduction from gross income.

    The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders; see the SAI for further information. Shareholders should consult their own tax advisors as to the tax consequences of their ownership of Shares.

THE PORTFOLIO

    The Portfolio is not required to pay federal income tax because it is classified as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio will be deemed to have been "passed through" to the Fund in proportion to the Fund's holdings in the Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Portfolio.

    The Portfolio intends to conduct its operations so as to enable the Fund to qualify as a regulated investment company.

OTHER INFORMATION

CAPITALIZATION AND VOTING

    The Trust was organized as a Maryland corporation on July 30, 1969, reorganized on February 29, 1988 as Schroder Capital Funds, Inc. and reorganized as a Delaware business trust on January 9, 1996. The Trust has authority to issue an unlimited number of shares of beneficial interest. The Trust Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may divide such portfolios or series into classes of shares (such as the Investor Shares), and the costs of doing so will be borne by the Trust. The Trust currently consists of eight separate portfolios, each of which has separate investment objectives and policies.

    The Fund currently consists of two classes of Shares. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation except that, due to the differing expenses borne by the classes, dividends and liquidation proceeds for each class will likely differ.

    Shares are fully paid and non-assessable, and have no pre-emptive rights. Shareholders have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held). Each share of the Fund has equal voting rights, except that if a matter affects only the shareholders of a particular class only shareholders of that class shall have a right to vote. On Trust matters requiring shareholder approval, shareholders of the Trust are entitled to vote only with respect to matters that affect the interests of the Fund or the class of shares they hold, except as otherwise required by applicable law.

    There will normally be no meetings of shareholders to elect Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. However, the holders of not less than a majority of the outstanding shares of the Trust may remove any person serving as a Trustee and the Trust Board will call a special meeting of shareholders to con-sider removal of one or more Trustees if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

    From time to time, certain shareholders may own a large percentage of the shares of the Fund, and those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of February 15, 1997, the Robert Wood Johnson Foundation may be deemed to control the Fund for purposes of the 1940 Act.

REPORTS

    The Trust sends each Fund shareholder a semi-annual report and an audited annual report containing the Fund's financial statements.

PERFORMANCE

    The Fund may include quotations of its average annual total return, cumulative total return and other performance measures in advertisements or reports to shareholders or prospective investors. Average annual total return of a class of shares is based upon the overall dollar or percentage change in value of a hypothetical investment each year over specified periods. Average annual total returns reflect the deduction of a proportional share of a Fund's expenses (on an annual basis) and assumes investment and reinvestment of all dividends and distributions at NAV. Cumulative total returns are calculated similarly except that the total return is aggregated over the relevant period instead of annualized.

    Performance quotations are calculated separately for each class of shares of the Fund. The Fund may also be compared to various unmanaged securities indices, groups of mutual funds tracked by mutual fund ratings services, or other general economic indicators. Unmanaged indices may assume the reinvestment of dividends but do not reflect deductions for administrative and management costs and expenses.

    Performance information represents only past performance and does not necessarily indicate future results. For a description of the methods used to determine total return and other performance measures for the Fund, see the SAI.

CUSTODIAN AND TRANSFER AGENT

    The Chase Manhattan Bank, N.A. is custodian of the Fund's and of the Portfolio's assets. Forum Financial Corp. serves as the Fund's transfer and dividend disbursing agent.

SHAREHOLDER INQUIRIES

    Inquiries about the Fund, including its past performance, should be directed to:

   Schroder Emerging Markets Fund
   Institutional Portfolio
   P.O. Box 446
   Portland, Maine 04112

    Information about specific shareholder accounts may be obtained from the Transfer Agent by calling (800) 344-8332.

SERVICE ORGANIZATIONS

    The Glass-Steagall Act and other applicable laws and regulations provide that banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

FUND STRUCTURE

    CLASSES OF SHARES. The Fund has two classes of shares, Investor Shares and Advisor Shares. Advisor Shares are offered by a separate prospectus to individual investors, in most cases through Service Organizations. Advisor Shares incur more expenses than Investor Shares. Except for certain differences, each share of each class represents an undivided, proportionate interest in the Fund. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of the Fund except that, due to the differing expenses borne by the two classes, the amount of dividends and other distributions will differ between the classes. Information about Advisor Shares is available from the Fund by calling Schroder Advisors at (800) 730-2932.

    THE PORTFOLIO. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has the same investment objective and substantially similar policies as the Fund. Accordingly, the Portfolio directly acquires its own securities and the Fund acquires an indirect interest in those securities. The Portfolio is a separate series of Schroder Core, a business trust organized under the laws of the State of Delaware in September 1995. Schroder Core is registered under the 1940 Act as an open-end, management investment company and currently has four separate series. The assets of the Portfolio, a diversified portfolio, belong only to, and the liabilities of the Portfolio are borne solely by, the Portfolio and no other portfolio of Schroder Core.

    The Fund's investment in the Portfolio is in the form of a non-transferable beneficial interest. As of March 1, 1997, the Fund is the only institutional investor in the Portfolio. The Portfolio may permit other investment companies or institutional investors to invest in it. All other investors in the Portfolio will invest on the same terms and conditions as the Fund and will pay a proportionate share of the Portfolio's expenses.

    The Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in the Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Portfolio. On most issues subject to a vote of investors, as required by the 1940 Act and other applicable law, the Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by its shareholders. If there are other investors in the Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders will receive a majority of votes cast by all investors in the Portfolio; indeed, if other investors hold a majority interest in the Portfolio, they could have voting control of the Portfolio.

    The Portfolio will not sell its shares directly to members of the general public. Another investor in the Portfolio, such as an investment company, that might sell its shares to members of the general public would not be required to sell its shares at the same public offering price as the Fund and could have different advisory and other fees and expenses than the Fund. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests exclusively in the Portfolio. There is currently no such other investment company that offers its shares to members of the general public. Information regarding any such funds in the future will be available from Schroder Core by calling (800) 730-2932.

    Under federal securities law, any person or entity that signs a registration statement may be liable for a misstatement or omission of a material fact in the registration statement. Schroder Core, its Trustees and certain of its officers are required to sign the registration statement of the Trust and may be required to sign the registration statements of certain other investors in the Portfolio. In addition, under federal securities law, Schroder Core may be liable for misstatements or omissions of a material fact in any proxy soliciting material of a publicly offered investor in Schroder Core, including the Fund. Each investor in the Portfolio, including the Trust, will indemnify Schroder Core and its Trustees and officers ("Schroder Core Indemnitees") against certain claims.

    Indemnified claims are those brought against Schroder Core Indemnitees based on a misstatement or omission of a material fact in the investor's registration statement or proxy materials.

No indemnification need be made, however, if such alleged misstatement or omission relates to information about Schroder Core and was supplied to the investor by Schroder Core. Similarly, Schroder Core will indemnify each investor in the Portfolio, including the Fund, for any claims brought against the investor with respect to the investor's registration statement or proxy materials, to the extent the claim is based on a misstatement or omission of a material fact relating to information about Schroder Core that is supplied to the investor by Schroder Core. In addition, each registered investment company investor in the Portfolio will indemnify each Schroder Core Indemnitee against any claim based on a misstatement or omission of a material fact relating to information about a series of the registered investment company that did not invest in the Schroder Core. The purpose of these cross-indemnity provisions is principally to limit the liability of Schroder Core to information that it knows or should know and can control. With respect to other prospectuses and other offering documents and proxy materials of investors in Schroder Core, its liability is similarly limited to information about and supplied by it.

    CERTAIN RISKS OF INVESTING IN THE PORTFOLIO. The Fund's investment in the Portfolio may be affected by the actions of other large investors in the Portfolio, if any. For example, if the Portfolio had a large investor other than the Fund that redeemed its interest in the Portfolio, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.

    The Fund may withdraw its entire investment from the Portfolio at any time, if the Trust Board determines that it is in the best interests of the Fund and its shareholders to do so. The Fund might withdraw, for example, if there were other investors in the Portfolio with power to, and who did by a vote of the shareholders of all investors (including the Fund), change the investment objective or policies of the Portfolio in a manner not acceptable to the Trust Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it would likely incur brokerage fees or other transaction costs. If the Fund withdrew its investment from the Portfolio, the Trust Board would consider appropriate alternatives, including the management of the Fund's assets in accordance with its investment objective and policies by SCMI or the investment of all of the Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund. The inability of the Fund to find a suitable replacement investment, if the Board decided not to permit SCMI to manage the Fund's assets, could have a significant impact on shareholders of the Fund.

    Each investor in the Portfolio, including the Fund, may be liable for all obligations of the Portfolio. The risk to an investor in the Portfolio of incurring financial loss on account of such liability, however, is limited to circumstances in which the Portfolio is unable to meet its obligations, the occurrence of which SCMI considers to be quite remote. Upon liquidation of the Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

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

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

     INVESTMENT ADVISER
     Schroder Capital Management International Inc.
     787 Seventh Avenue
     New York, New York 10019
     ADMINISTRATOR & DISTRIBUTOR
     Schroder Fund Advisors Inc.
     787 Seventh Avenue
     New York, New York 10019
     SUB-ADMINISTRATOR
     Forum Administrative Services, Limited Liability Company
     Two Portland Square
     Portland, Maine 04101
     CUSTODIAN
     The Chase Manhattan Bank, N.A.
     Global Custody Division
     Woolgate House, Coleman Street
     London EC2P 2HD, United Kingdom
     TRANSFER AND DIVIDEND DISBURSING AGENT
     Forum Financial Corp.
     P.O. Box 446
     Portland, Maine 04112
     INDEPENDENT ACCOUNTANTS
     Coopers & Lybrand, L.L.P.
     One Post Office Square
     Boston, Massachusetts 02109

     Table of Contents

PROSPECTUS SUMMARY....................          3
EXPENSES OF INVESTING IN THE FUND.....          4
Fee Table.............................          4
Example...............................          4
FINANCIAL HIGHLIGHTS..................          5
INVESTMENT OBJECTIVE..................          6
INVESTMENT POLICIES...................          6
RISK CONSIDERATIONS...................         12
MANAGEMENT OF THE FUND................         17
Boards of Trustees....................         17
Investment Adviser and Portfolio
 Manager..............................         17
Administrative Services...............         18
Expenses..............................         18
Portfolio Transactions................         19
Code of Ethics........................         19
INVESTMENT IN THE FUND................         19
Purchase of Shares....................         19
Retirement Plans and Individual
 Retirement
 Accounts.............................         21
Statement of Intention................         21
Exchanges.............................         21
Redemption of Shares..................         21
Net Asset Value.......................         23
DIVIDENDS, DISTRIBUTIONS AND TAXES....         23
The Fund..............................         23
The Portfolio.........................         25
OTHER INFORMATION.....................         25
Capitalization and Voting.............         25
Reports...............................         26
Performance...........................         26
Custodian and Transfer Agent..........         26
Shareholder Inquiries.................         26
Service Organizations.................         26
Fund Structure........................         26



                  [LOGO]

--------------------------------------------

       SCHRODER
       EMERGING
       MARKETS FUND
       INSTITUTIONAL
       PORTFOLIO

       INVESTOR SHARES

       PROSPECTUS

       MARCH 1, 1997

       SCHRODER CAPITAL FUNDS (DELAWARE)